As filed with the U.S. Securities and Exchange Commission on April 12, 2019

Securities Act File No. 333-230277

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. 1

Post-Effective Amendment No.

Calamos Investment Trust

(Exact Name of Registrant as Specified in Charter)

2020 Calamos Court

Naperville, Illinois 60563

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (630) 245-7200

John P. Calamos, Sr.

Calamos Advisors LLC

2020 Calamos Court

Naperville, Illinois 60563

(Name and Address of Agent for Service)

With Copies to:

Paulita A. Pike Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606	Rita Rubin Ropes & Gray LLP 191 North Wacker Drive, 32nd Floor Chicago, Illinois 60606

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Title of Securities Being Registered:

Class A and Class I shares of Calamos Timpani Small Cap Growth Fund, a series of the Registrant.

No filing fee is due because an indefinite number of shares has previously been registered in reliance on Section 24(f) under the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on April 15, 2019 pursuant to Rule 488 under the Securities Act of 1933, as amended.

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

April 15, 2019

Your action is required. Please vote today.

Dear Shareholders:

A Special Meeting of Shareholders (the “Special Meeting”) of the Frontier Timpani Small Cap Growth Fund (the “Target Fund”), a series of Frontier Funds, Inc. (“Frontier Funds”), a Maryland corporation, will be held at 2:00 p.m. local time on May 20, 2019, at the office of Frontier Funds, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. At the Special Meeting, shareholders of the Target Fund will be asked to approve a proposed Agreement and Plan of Reorganization (the “Plan”), which provides for the reorganization of the Target Fund into the Calamos Timpani Small Cap Growth Fund (the “Acquiring Fund”), a newly created series of Calamos Investment Trust, a Massachusetts business trust (the “Reorganization”), as further described below.

Calamos Advisors LLC (“Calamos”) expects to acquire 100% of the interest in Timpani Capital Management LLC (“Timpani” or “Advisor”), the investment adviser of the Target Fund, upon the closing of the Reorganization. As a result of the acquisition of Timpani by Calamos, Brandon Nelson, the portfolio manager of the Target Fund, is expected to continue in that capacity for the Acquiring Fund. Each member of the Timpani portfolio management team is anticipated to become an employee of Calamos and will continue to provide the same services to the Acquiring Fund that are currently provided to the Target Fund. The portfolio management team will be further supported by Calamos’ infrastructure. If the Reorganization is approved, it would in effect move the Target Fund to the Calamos Family of Funds complex in connection with Timpani’s acquisition by Calamos.

The Acquiring Fund is designed to be substantially similar to the Target Fund. The investment objective of the Acquiring Fund is identical to that of the Target Fund, and the Target Fund and the Acquiring Fund have substantially similar investment strategies. Timpani is the current investment adviser of the Target Fund and, in that capacity, makes day-to-day investment decisions for the Target Fund. Calamos will serve as the investment adviser of, and will make day-to-day investment decisions for, the Acquiring Fund. Calamos is an experienced provider of investment advisory services to institutional and retail investors, with approximately $22.7 billion in overall assets under management as of January 31, 2019.

If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about May 31, 2019. At that time, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class I and Class A shares of the Acquiring Fund and the Target Fund’s Institutional Class, Service Class, and Class Y shares that you own, as applicable, would, in effect, be exchanged on a tax-free basis for shares of the Acquiring Fund, with the same aggregate value, as set forth in the table below.

Target Fund		Acquiring Fund
Institutional Class Shares	→	Class I Shares
Service Class Shares	→	Class I Shares
Class Y Shares	→	Class A Shares

Shares of the Acquiring Fund would be distributed pro rata on a class-by-class basis by the Target Fund to shareholders in complete liquidation of the Target Fund. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares. Class Y shares are not currently subject to a sales load but will be exchanged for Class A shares which are subject to a sales load. However, for

Class Y shareholders of the Target Fund who receive Class A shares of the Acquiring Fund, the sales load will be waived on subsequent purchases of additional Class A shares. To obtain the waiver after the Reorganization, you must notify us or your financial advisor at the time you purchase shares. If you do not let us or your financial advisor know, you may not receive the waiver to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor’s responsibility to ensure that you receive the waiver for which you are eligible, and the Fund is not responsible for a financial advisor’s failure to apply the waiver to your account. Expenses of Class I and Class A shares of the Acquiring Fund are expected to be lower than the expenses of the corresponding classes of the Target Fund.

The Board of Directors of Frontier Funds unanimously recommends that shareholders of the Target Fund vote in favor of the proposed Reorganization.

How to vote:

While you may attend the Special Meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Mail:	Complete the enclosed proxy card and return it in the enclosed postage-prepaid envelope;

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card; and

Phone:	Cast your vote by automated touchtone phone or with a proxy voting representative by calling one of the toll-free numbers found on the enclosed proxy card.

The attached Combined Proxy Statement and Prospectus contains further information regarding the Reorganization and the Acquiring Fund. Please read it carefully before voting. If you have any questions regarding the Reorganization or the proxy card, or need assistance voting your shares, please contact AST Fund Solutions, the Target Fund’s proxy solicitor, toll-free at (800) 893-5865.

Your vote is very important to us. Thank you for your response and for your continued investment in the Target Fund.

Respectfully,

/s/ William D. Forsyth III

William D. Forsyth III President and Secretary Frontier Funds, Inc.

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FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

QUESTIONS AND ANSWERS

This is a brief overview of the Reorganization proposed for the Frontier Timpani Small Cap Growth Fund. We encourage you to read the full text of the attached Combined Proxy Statement and Prospectus for more information.

Question: What is happening?

Answer: Based on the recommendation of Timpani Capital Management LLC (“Timpani”), the Board of Directors of Frontier Funds, Inc. (the “Frontier Funds”), a Maryland corporation, has approved an Agreement and Plan of Reorganization (the “Plan”), which provides for the reorganization of the Frontier Timpani Small Cap Growth Fund (the “Target Fund”), a series of Frontier Funds, into the Calamos Timpani Small Cap Growth Fund (the “Acquiring Fund”), a newly created series of Calamos Investment Trust (the “Acquiring Trust”), a Massachusetts business trust (the “Reorganization”).

The Plan requires approval by shareholders of the Target Fund, and if the Plan is approved, the Reorganization is expected to close on or about May 31, 2019, or such other date as the parties to the Plan may agree.

The purpose of the Reorganization is to move the Target Fund to the Calamos Investment Trust. Calamos expects to acquire 100% of the interest in Timpani, the investment adviser of the Target Fund, upon the closing of the Reorganization. If the Reorganization is approved, it is expected that the Reorganization will take effect in connection with Timpani’s acquisition by Calamos. Pursuant to a separate Membership Interest Purchase Agreement between Timpani and Calamos Advisors LLC (“Calamos”), Calamos has agreed to compensate Timpani for the sale of its equity interests upon the closing of the Reorganization subject to the condition that the Reorganization is completed. This compensation is payable by Calamos and not by the Target Fund or Acquiring Fund.

In this Question and Answers section, the Target Fund and Acquiring Fund may be referred to as a “Fund” and collectively, the “Funds.”

Question: Why did you send me this document?

Answer: The attached Combined Proxy Statement and Prospectus is a proxy statement for the Target Fund and a prospectus for the Class I and Class A shares of the Acquiring Fund (collectively, the “Proxy Statement”). The purposes of the Proxy Statement are to: (1) solicit votes from shareholders of the Target Fund to approve the Plan, the form of which is attached to the Proxy Statement as Appendix A, and (2) provide information regarding the Class I and Class A shares of the Acquiring Fund. The Proxy Statement contains information that shareholders of the Target Fund should know before voting on the Plan. The Proxy Statement should be retained for future reference.

Question: What is the purpose of the Reorganization? Why has Timpani proposed the Reorganization?

Answer: If the Reorganization is approved by shareholders, the management oversight responsibility for the Target Fund will shift from Timpani, the current investment adviser of the Target Fund, to Calamos, the Acquiring Fund’s investment adviser. Timpani proposed the Reorganization in connection with its pending

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acquisition by Calamos, in order to move the Target Fund into the Calamos Family of Funds so that Brandon Nelson, the Target Fund’s portfolio manager, and Timpani’s portfolio management team can continue providing management services to a fund that is substantially similar to the Target Fund as employees of Calamos. In addition, Timpani believes the Reorganization will result in various benefits to the Target Fund’s shareholders in the form of lower expenses and additional resources and distribution opportunities, among other benefits including access to additional third party and proprietary research and systems, trading efficiencies and cost efficiencies with respect to service provider expenses.

Question: How will the Reorganization work?

Answer: In order to reconstitute the Target Fund as a series of the Acquiring Trust, the Acquiring Fund, a fund that will use substantially similar principal investment strategies and portfolio management techniques as the Target Fund, has been created as a new series of the Acquiring Trust. If the Plan is approved by the Target Fund’s shareholders, and certain other conditions are fulfilled, the Reorganization is expected to take effect on or about May 31, 2019. At that time, the Target Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Class I and Class A shares of the Acquiring Fund equal in aggregate value to the Institutional Class, Service Class, and Class Y shares of the Target Fund as of the close of business on the closing date of the Reorganization. The Target Fund will then distribute the Class I shares it receives from the Acquiring Fund to the Institutional Class and Service Class shareholders of the Target Fund and will distribute Class A shares to the Class Y shareholders of the Target Fund. Immediately after the Reorganization, shareholders of the Target Fund’s shares will become shareholders of the Acquiring Fund and will hold the Acquiring Fund’s Class I and Class A shares having an aggregate value equal to the aggregate value of their Target Fund shares held immediately prior to the Reorganization, as set forth in the table below:

Target Fund		Acquiring Fund
Institutional Class Shares	→	Class I Shares
Service Class Shares	→	Class I Shares
Class Y Shares	→	Class A Shares

The Target Fund shares that you own would, in effect, be exchanged on a tax-free basis for shares of the corresponding classes of the Acquiring Fund with the same aggregate value. Shares of the Acquiring Fund would be distributed pro rata on a class-by-class basis by the Target Fund to shareholders in complete liquidation of the Target Fund. No sales loads, commissions or other transactional fees will be imposed on shareholders in connection with the exchange of their shares. Subsequently, the Target Fund will be terminated as a series of Frontier Funds.

Question: How will the Reorganization affect me as a shareholder?

Answer: You will become a shareholder of the Acquiring Fund and will hold shares of the Acquiring Fund equal in value to the Target Fund shares you hold immediately prior to the Reorganization. As described below under “How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?” it is anticipated that Target Fund shareholders will experience lower expenses as a result of the Reorganization. The Class I eligibility requirements and initial investment minimum are waived for Service Class and Institutional Class shareholders of the Target Fund who received Class I shares as part of the Reorganization. Class Y shares are not currently subject to a sales load but will be exchanged for Class A shares which are subject to a sales load. However, the Class A sales load, initial investment and additional investment minimums are waived for Class Y shareholders of the Target Fund who receive Class A shares in connection with the Reorganization. Additionally, for Class Y shareholders of the Target Fund who receive Class A shares of the Acquiring Fund, the sales load will be waived on subsequent purchases of additional Class A shares. To obtain the waiver after the Reorganization, you must notify us or your financial advisor at the time you purchase shares. If you do not let us or your financial advisor know, you may not receive the waiver to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor’s responsibility to ensure that you receive the waiver for which you are eligible, and the Fund is not responsible for a financial advisor’s failure to apply the waiver to your account.

The Acquiring Fund is designed to be substantially similar from an investment perspective to the Target Fund. The investment objective of the Acquiring Fund is identical to that of the Target Fund, and the Target Fund and the Acquiring Fund have substantially similar investment strategies. The Acquiring Fund’s investment limitations are similar to those of the Target Fund, except that the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the Calamos Investment Trust.

Calamos will serve as the investment adviser to the Acquiring Fund. The portfolio manager of the Acquiring Fund is expected to be identical to that of the Target Fund due to Calamos’ acquisition of Timpani, the Target Fund’s investment adviser. The Reorganization will shift management oversight responsibility from Timpani to Calamos. The Reorganization will affect other services currently provided to the Target Fund. The following table outlines the service providers for the Target Fund and the comparable service providers for the Acquiring Fund. In addition, the Board of Trustees of the Acquiring Trust is different from the Board of Directors of Frontier Funds.

	Target Fund	Acquiring Fund
Advisor/Manager	Timpani Capital Management LLC	Calamos Advisors LLC

Administrator	U.S. Bank Global Fund Services	State Street Bank and Trust Company

Distributor	Frontegra Strategies, LLC	Calamos Financial Services LLC

Transfer Agent	U.S. Bank Global Fund Services	U.S. Bank Global Fund Services

Custodian	U.S. Bank, N.A.	State Street Bank and Trust Company

Auditor	Cohen & Company, Ltd.	Deloitte & Touche LLP

Question: Who will manage the Acquiring Fund?

Answer: Calamos will be responsible for overseeing the management of the Acquiring Fund and will be primarily responsible for the day-to-day portfolio management of the Acquiring Fund. Brandon Nelson, the portfolio manager at Timpani who is primarily responsible for the day-to-day portfolio management of the Target Fund, will act as portfolio manager of the Acquiring Fund.

Calamos is an SEC registered investment adviser and an experienced provider of investment advisory services to institutional and retail investors, with approximately $22.7 billion in total assets under management as of January 31, 2019. Calamos has provided investment advisory services since 1977 and currently offers the following types of investment products: open-end mutual funds, closed-end funds, UCITS, institutional accounts, managed accounts and commingled privately placed funds. Calamos distributes its products through intermediaries, such as investment advisers and broker-dealers, both in the U.S. and abroad; institutional platforms; and wealth management for high net worth individuals and private foundations. Calamos also provides discretionary investment management services directly to institutional investors and may serve as a sub-investment adviser to investment companies registered under the 1940 Act.

Timpani is an investment adviser registered with the SEC and has been providing discretionary portfolio management services since 2008. Timpani provides investment advisory services to high net worth individuals, investment companies and other institutional clients. Timpani specializes in small capitalization growth equity (“Small Cap Growth”) and small/mid-capitalization growth equity (“SMID Cap Growth”) investment strategies. Timpani also manages a Style-Enhanced Alpha Large Cap strategy (“Enhanced Alpha”).

Calamos expects to acquire 100% of the ownership interest in Timpani upon the closing of the Reorganization. The Acquiring Trust Board and the sole initial shareholder of the Acquiring Fund will be asked to approve an investment advisory agreement (the “Advisory Agreement”) among the Acquiring Trust, on behalf of the Acquiring Fund, and Calamos prior to the commencement of the Acquiring Fund’s operations.

Question: How will the Reorganization affect the fees and expenses I pay as a shareholder of the Target Fund?

Answer: It is anticipated that the gross total expense ratio of the Acquiring Fund’s Class I shares will be lower than the gross total expense ratio of each of the Target Fund’s Institutional Class and Service Class shares and that the gross total expense ratio of the Acquiring Fund’s Class A shares will be lower than the gross total expense ratio of the Target Fund’s Class Y shares. A fee waiver and expense reimbursement agreement (an “expense cap agreement”) is in effect through October 31, 2020 for the Target Fund and an expense limitation agreement will be in effect through March 1, 2022 for the Acquiring Fund. After any applicable fee waivers, the net total annual operating expense ratio of the Acquiring Fund’s Class I shares is expected to be lower than the net total annual operating expense ratio of each of the Target Fund’s Institutional Class and Service Class shares, at least through March 1, 2022. Additionally, the net total annual operating expense ratio of the Acquiring Fund’s Class A shares is expected to be lower than the net total annual operating expense ratio of the Target Fund’s Class Y shares, at least through March 1, 2022.

Calamos has contractually agreed to limit the annual ordinary operating expenses of the Acquiring Fund as a percentage of the average net assets of the particular class of shares through March 1, 2022 to 1.05% for Class I shares and 1.30% for Class A shares. For purposes of the expense limitation agreement, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. This expense limitation agreement is binding on Calamos through March 1, 2022 for the Acquiring Fund. This undertaking is binding on Calamos and any of its successors and assigns. This agreement is not terminable by either party.

Pursuant to the expense cap agreement between Timpani and the Target Fund, Timpani has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) do not exceed 1.10%, 1.25% and 1.50% of the Target Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively. Timpani is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Timpani or Frontier Funds prior to any such renewal. The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of Frontier Funds.

The Acquiring Fund will have lower expense limitations than those currently in place for the Target Fund. Consequently, it is expected that the fees and expenses paid by shareholders of the Acquiring Fund will remain lower than those currently paid by shareholders of the Target Fund until at least March 1, 2022.

At the current asset size of the Target Fund, the management fee rate of the Acquiring Fund would be lower than the management fee rate paid by the Target Fund, and as the Acquiring Fund’s assets increase, its management fee rate would decrease due to breakpoints in the Acquiring Fund’s advisory fee schedule. The Acquiring Fund pays Calamos a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Acquiring Fund pays a fee on its average daily net assets at the annual rate of 0.90% on the first $500 million, 0.80% on the next $500 million, and 0.75% on average daily net assets in excess of $1 billion.

The Target Fund does not charge a sales charge on any of its share classes. The Acquiring Fund will assess a 4.75% front-end sales charge on its Class A shares as a percentage of the offering price of the Class A shares, but will not assess any front-end sales charge on its Class I shares. This sales load is permanently waived for Class Y shareholders of the Target Fund that will receive Class A shares as part of the Reorganization.

Class A shares of the Acquiring Fund will pay a Distribution and/or Service Fee (“12b-1 Fee”) of 0.25% of the average daily net assets of the Class A shares. The Target Fund’s Class Y shares also pay a 12b-1 Fee at an annual rate of up to 0.25% of the average daily net assets of the Class Y shares. Neither the Acquiring Fund’s Class I shares nor the Target Fund’s Institutional Class or Service Class shares have a 12b-1 fee. The Target Fund is authorized to pay a shareholder services fee at an annual rate of up to 0.15% of the average daily net assets attributable to its Service Class and Class Y shares for non-distribution administrative and support services on behalf of the Service Class and Class Y shares. In addition to 12b-1 fees on Class A shares, Class A and I shareholders pay shareholder servicing fees, which are included as a component of “Other Expenses.” Institutional Class shares of the Target Fund pay similar sub-transfer agency fees to certain financial intermediaries.

Question: Will the Reorganization result in any federal income tax liability for the Target Fund or its shareholders?

Answer: Frontier Funds and the Acquiring Trust expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization, and Frontier Funds and the Acquiring Trust expect to receive a tax opinion generally confirming this position. Shareholders should consult their own tax advisers about possible state and local tax consequences of the Reorganization, if any, because the information about tax consequences in this document relates only to the federal income tax consequences of the Reorganization.

Question: Will I be charged a sales charge or contingent deferred sales charge as a result of the Reorganization?

Answer: No sales charges, loads, commissions or other transactional fees will be imposed on shareholders in connection with the Reorganization.

Question: Why do I need to vote?

Answer: Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting of Shareholders (the “Special Meeting”) so that the proposals can be acted upon. Your immediate response on the enclosed proxy card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Question: How does the Board of Directors recommend that I vote?

Answer: After careful consideration and upon the recommendation of Timpani, the Frontier Funds Board of Directors unanimously recommends that shareholders of the Target Fund vote “FOR” the Plan.

Question: What will happen if the Plan is not approved by shareholders of the Target Fund?

Answer: If shareholders of the Target Fund do not approve the Plan, the Target Fund will not be reorganized into the Acquiring Fund and the Frontier Funds Board of Directors may take such further action as they may deem to be in the best interests of the Target Fund and its shareholders. Such further action may include, but is not limited to, the appointment of Calamos as the investment adviser to the Target Fund pursuant to an interim investment advisory agreement. Additionally, the consummation of the Reorganization is a condition of a separate Membership Interest Purchase Agreement between Calamos and Timpani pursuant to which Calamos

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has agreed to acquire 100% of the outstanding ownership interest in Timpani. If the Reorganization is not approved, Timpani will not be acquired by Calamos unless such condition is waived by Calamos.

Question: Who is paying for expenses related to the Special Meeting and the Reorganization?

Answer: Calamos will bear all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval from the Target Fund’s shareholders of the Plan. The Target Fund and its shareholders will not incur any direct expenses in connection with the Reorganization. Calamos does not anticipate any indirect costs in connection with the Reorganization; however, any indirect costs, if any, will be borne by Calamos.

Question: How do I vote my shares?

Answer: You have multiple options available for how to cast your proxy vote:

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Phone:	Automated Touchtone: The toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card. You must have the control number found on the reverse side of your proxy card.

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card. You will be required to provide your control number found on the reverse side of your proxy card.

Question: Who do I call if I have questions?

Answer: If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact AST Fund Solutions, the Target Fund’s proxy solicitor, toll-free at (800) 893-5865.

FRONTIER FUNDS, INC.

Frontier Timpani Small Cap Growth Fund

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD MAY 20, 2019

To the Shareholders of the Frontier Timpani Small Cap Growth Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of the Frontier Timpani Small Cap Growth Fund, a series of Frontier Funds, Inc., is to be to be held at 2:00 p.m. local time on May 20, 2019, at the office of Frontier Funds, Inc., 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, to act on the following proposal:

To approve the Agreement and Plan of Reorganization approved by the Board of Directors of Frontier Funds, Inc., which provides for the reorganization of the Frontier Timpani Small Cap Growth Fund, a series of Frontier Funds, Inc., into the Calamos Timpani Small Cap Growth Fund, a newly created series of Calamos Investment Trust.

The proposal is described in further detail in the attached Combined Proxy Statement and Prospectus. The form of Agreement and Plan of Reorganization is attached as Appendix A hereto.

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

Holders of record of shares of the Frontier Timpani Small Cap Growth Fund as of the close of business on April 8, 2019 (“Record Date”) are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve the proposal is not obtained at the Special Meeting or if a quorum is obtained but sufficient votes required to approve the Plan are not obtained, the persons named as proxies on the enclosed proxy card may, but are not required to, propose one or more adjournments of the Special Meeting to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on May 20, 2019, or any adjournment or postponement thereof. This Notice and the attached Combined Proxy Statement and Prospectus (the “Proxy Statement”) are available on the internet at www.frontiermutualfunds.com. On this webpage, you will be able to access the Notice, the Proxy Statement, any accompanying materials, and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

By order of the Board of Directors,

/s/ William D. Forsyth III

William D. Forsyth III

President and Secretary of Frontier Funds, Inc.

Northbrook, Illinois

April 15, 2019

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWN

We urge you to vote your shares. Your prompt vote may save the Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting. Shareholders may cast their vote by mail, via the internet, and by telephone as set forth below:

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:	Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

If you have any questions regarding the proposal, the proxy card or need assistance voting your shares, please contact AST Fund Solutions, the Frontier Funds’ proxy solicitor, toll-free at (800) 893-5865. If the Target Fund does not receive your voting instructions after our original mailing, you may be contacted by representatives of Frontier Funds, Inc., Timpani Capital Management LLC or by AST Fund Solutions, to remind you to vote.

If you can attend the Special Meeting and wish to vote your shares in person at that time, you will be able to do so. If you hold your shares in “street name” through a broker, bank or other nominee, you should contact your nominee about voting in person at the Special Meeting.

COMBINED PROXY STATEMENT AND PROSPECTUS

For the Reorganization of

Frontier Timpani Small Cap Growth Fund,

a series of Frontier Funds, Inc.

400 Skokie Boulevard., Suite 500

Northbrook, Illinois 60062

(847) 509-9860

Into

Calamos Timpani Small Cap Growth Fund,

a series of Calamos Investment Trust

2020 Calamos Court

Naperville, Illinois 60563

(630) 245-7200

April 15, 2019

COMBINED PROXY STATEMENT

For

Frontier Timpani Small Cap Growth Fund,

a series of Frontier Funds, Inc.

400 Skokie Blvd., Suite 500

Northbrook, Illinois 60062

(847) 509-9860

And

PROSPECTUS

For

Calamos Timpani Small Cap Growth Fund,

a series of Calamos Investment Trust

2020 Calamos Court

Naperville, Illinois 60563

(630) 245-7200

Dated April 15, 2019

This Combined Proxy Statement and Prospectus (the “Proxy Statement”) is being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board” or the “Directors”) of Frontier Funds, Inc. (“Frontier Funds”) for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Frontier Timpani Small Cap Growth Fund (the “Target Fund”), a series of Frontier Funds, managed by Timpani Capital Management LLC (“Timpani”), to be held at 2:00 p.m. local time on May 20, 2019, at the Frontier Funds office, 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062. At the Special Meeting, shareholders of the Target Fund who are entitled to vote will be asked to approve the following proposal:

To approve the Agreement and Plan of Reorganization approved by Frontier Funds, Inc.’s Board of Directors, which provides for the reorganization of the Frontier Timpani Small Cap Growth Fund, a series of Frontier Funds, Inc., into the Calamos Timpani Small Cap Growth Fund, a newly created series of Calamos Investment Trust.

Those present and the appointed proxies also will transact any other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Calamos Timpani Small Cap Growth Fund (the “Acquiring Fund”) is a newly created series of Calamos Investment Trust (the “Acquiring Trust”) that will commence operations upon consummation of the reorganization of the Target Fund into the Acquiring Fund. Each of the Acquiring Fund and the Target Fund may be referred to individually as a “Fund” and collectively the Acquiring Fund and the Target Fund are referred to as the “Funds.” The Target Fund and the Acquiring Fund both are diversified open-end management investment companies registered with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act” or “Investment Company Act”). The Target Fund and the Acquiring Fund have an identical investment objective, which is to seek capital appreciation.

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This Proxy Statement sets forth concisely the basic information you should know before voting on the proposal. You should read it and keep it for future reference. Additional information relating to the Acquiring Fund and this Proxy Statement is set forth in the Statement of Additional Information to this Proxy Statement dated April 15, 2019, which is incorporated by reference into this Proxy Statement. Additional information about the Acquiring Fund has been filed with the SEC and is available upon request and without charge by writing to the Acquiring Fund or by calling 1-847-509-9860. The Target Fund expects that this Proxy Statement will be mailed to shareholders on or about April 18, 2019.

The following documents have been filed with the SEC and are incorporated by reference into this Proxy Statement, which means that these documents are considered legally to be part of this Proxy Statement:

•	Statement of Additional Information to this Proxy Statement, dated April 15, 2019;

•	Prospectus and Statement of Additional Information of Calamos Investment Trust, with respect to the Acquiring Fund, dated April 15, 2019 (File Nos. 033-19228 and 811-05443);

•	Prospectus and Statement of Additional Information of Frontier Funds, Inc., with respect to the Target Fund, dated October 31, 2018, as supplemented (File Nos. 333-07305 and 811-07685); and

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Annual Report to Shareholders of Frontier Funds, Inc., with respect to the Target Fund, for the fiscal year ended June 30, 2018, and Semi-Annual Report to Shareholders of Frontier Funds, Inc., with respect to the Target Fund, for the period ended December 31, 2018.

Additionally, the Prospectus for each of the Acquiring Fund and the Target Fund accompanies this Proxy Statement.

The Annual and Semi-Annual Reports to shareholders of the Target Fund containing audited and unaudited financial statements, respectively, have previously been mailed to Target Fund shareholders. Copies of the above documents are available upon request and without charge by writing to Frontier Funds, Inc. c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 (Express Mail Address: Frontier Funds, Inc., c/o U.S. Bancorp Global Fund Services, LLC, 615 East Michigan Street, Third Floor, Milwaukee, Wisconsin 53202-5207), or by calling 1-888-825-2100. Free copies of these Target Fund documents are also available on Frontier Funds’ website at www.frontiermutualfunds.com.

Because the Acquiring Fund has not yet commenced operations as of the date of this Combined Proxy Statement and Prospectus, no Annual or Semi-Annual Report to Shareholders is available. Once available, copies of these documents will be provided upon request and without charge by calling 1-800-582-6959 or by visiting the Acquiring Fund’s website at www.calamos.com.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES NOR HAS IT PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The shares offered by this Proxy Statement are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. An investment in the Acquiring Fund involves investment risk, including the possible loss of principal.

OVERVIEW OF THE PROPOSED REORGANIZATION

The following is a summary of certain information relating to the reorganization described herein (the “Reorganization”) and is qualified in its entirety by reference to the more complete information contained elsewhere in this Proxy Statement and the attached appendices. For additional information about the Reorganization, you should consult the Agreement and Plan of Reorganization (the “Plan”), the form of which is attached hereto as Appendix A.

Timpani Capital Management LLC (“Timpani”), investment adviser for the Target Fund, has proposed that the Target Fund reorganize into the Acquiring Fund and that the Target Fund shareholders become shareholders of the Acquiring Fund, pursuant to the terms of the Plan. At a meeting held on February 26, 2019, after careful consideration of a number of factors, the Board of Frontier Funds, including all the Directors who are not “interested persons,” as that term is defined in the 1940 Act, of Frontier Funds voted to approve the Reorganization as being in the best interests of the Target Fund and its shareholders. See “Board Considerations” below for further information.

If the shareholders of the Target Fund approve the Plan, the Reorganization will have three primary steps:

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The Target Fund will transfer all of its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for Acquiring Fund shares and the Acquiring Fund’s assumption of all of the Target Fund’s liabilities (as defined in the Plan);

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The Target Fund will distribute the Acquiring Fund shares pro rata on a class-by-class basis to its shareholders in exchange for their shares in the Target Fund and in complete liquidation of the Target Fund; and

•	The Target Fund will be terminated.

Approval of the Plan by shareholders of the Target Fund will constitute approval of the transfer of the Target Fund’s assets, the assumption of all of its liabilities, the distribution of the Acquiring Fund’s shares, the liquidation of the Target Fund and its termination as a series of Frontier Funds under Maryland law.

The Target Fund offers Institutional Class, Service Class, and Class Y shares. The Acquiring Fund will offer Class R6, Class I, and Class A shares; however, only Class I and Class A shares are being offered pursuant to this Combined Proxy Statement and Prospectus. Existing shareholders of the Target Fund will become shareholders of the Acquiring Fund and, immediately after the Reorganization, the shareholders of the Target Fund will hold shares of the Acquiring Fund equal in value to the Target Fund shares that the shareholder held immediately prior to the Reorganization, as set forth below:

Target Fund		Acquiring Fund
Institutional Class Shares	→	Class I Shares
Service Class Shares	→	Class I Shares
Class Y Shares	→	Class A Shares

No sales charges, loads, commissions or other transactional fees will be charged to the Target Fund’s shareholders in connection with the Reorganization.

The parties expect that the Reorganization will constitute a tax-free “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the “Code”). Therefore, it is not expected that shareholders of the Target Fund will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization. Frontier Funds and the Acquiring Trust will receive an opinion from tax counsel to the Acquiring Trust generally confirming such tax treatment.

Pursuant to a separate Membership Interest Purchase Agreement between Timpani and Calamos Advisors LLC (“Calamos”), the investment adviser of the Acquiring Fund, for the sale of all of the ownership interests in Timpani, Calamos has agreed to compensate Timpani for the sale of its equity interests subject to the condition that the Reorganization is completed. This compensation is payable by Calamos and not by the Target Fund or Acquiring Fund.

PROPOSAL – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION APPROVED BY THE BOARD OF DIRECTORS OF FRONTIER FUNDS, INC. WHICH PROVIDES FOR THE REORGANIZATION OF THE FRONTIER TIMPANI SMALL CAP GROWTH FUND, A SERIES OF FRONTIER FUNDS, INC., INTO THE CALAMOS TIMPANI SMALL CAP GROWTH FUND, A NEWLY CREATED SERIES OF CALAMOS INVESTMENT TRUST.

Considerations Regarding the Reorganization

Please note the following information relevant to the Reorganization:

•	The interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

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The Reorganization is expected to be a tax-free “reorganization” within the meaning of section 368(a)(1) of the Code. The parties expect that neither the Target Fund nor its shareholders will recognize any gain or loss for federal income tax purposes as a direct result of the Reorganization.

•	The Target Fund and the Acquiring Fund pursue the identical investment objective, which is to seek capital appreciation.

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Each Fund’s investment objective is fundamental, which means that it may not be changed without the approval of each Fund’s shareholders. The Target Fund and the Acquiring Fund have substantially similar investment strategies, which are presented in the table below. The Acquiring Fund’s investment limitations are similar to those of the Target Fund, except that the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the Calamos Family of Funds complex. See “Comparison of Investment Objective, Principal Investment Strategies, Policies, and Management of the Funds” and “Comparison of Principal Risks” below for further information.

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Following the approval of the Reorganization by shareholders, the management oversight responsibility will shift from Timpani, the current investment adviser of the Target Fund, to Calamos, the Acquiring Fund’s investment adviser. Timpani, in its capacity as the investment adviser to the Target Fund, makes day-to-day investment decisions for the Target Fund. After the reorganization, Calamos will make the day-to-day investment decisions for the Acquiring Fund. However, because Calamos will acquire all of the ownership interests in Timpani, Brandon Nelson, the portfolio manager at Timpani who is primarily responsible for the day-to-day portfolio management of the Target Fund, will continue to serve in that capacity for the Acquiring Fund.

Calamos expects to acquire 100% of the ownership interest in Timpani upon the closing of the Reorganization. The Acquiring Trust Board and the sole initial shareholder of the Acquiring Fund will be asked to approve an investment advisory agreement (the “Advisory Agreement”) between the Acquiring Trust, on behalf of the Acquiring Fund, and Calamos prior to the commencement of the Acquiring Fund’s operations.

See “Comparison of Investment Objective, Principal Investment Strategies, Policies, and Management of the Funds” and “Additional Information about the Acquiring Fund—The Investment Adviser” below for further information.

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Class Y shares are not currently subject to a sales load but will be exchanged for Class A shares which are subject to a sales load. The sales load, initial investment and additional investment minimums are waived for Class Y shareholders of the Target Fund who receive Class A shares as part of the Reorganization. The Class I eligibility requirements and initial investment minimum are waived for Institutional Class and Service Class shareholders of the Target Fund who receive Class I shares as part of the Reorganization. Additionally, for Class Y shareholders of the Target Fund who receive Class A shares of the Acquiring Fund, the sales load will be waived on subsequent purchases of additional Class A shares. To obtain the waiver after the Reorganization, you must notify us or your financial advisor at the time you purchase shares. If you do not let us or your financial advisor know, you may not receive the waiver to which you are otherwise entitled. If you make your investment through a financial advisor, it is solely your financial advisor’s responsibility to ensure that you receive the waiver for which you are eligible, and the Fund is not responsible for a financial advisor’s failure to apply the waiver to your account.

•	The members of board of directors of the Frontier Funds and the board of trustees of the Acquiring Trust are different.

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Except for the administrator and transfer agent, which are the same, the distributor, custodian, fund accountant, and auditor for the Target Fund and the Acquiring Fund are different. See “Additional Information about the Acquiring Fund—The Investment Adviser” below for further information.

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As reflected in the tables setting forth information regarding comparative expense ratios under “Comparison of Fees and Expenses” below, it is anticipated that the gross total expense ratio of the Acquiring Fund’s Class I shares will be lower than the gross total expense ratios of the Target Fund’s Institutional Class and Service Class shares, and the gross total expense ratio of the Acquiring Fund’s Class A shares will be lower than the gross total expense ratio of the Target Fund’s Class Y shares. A fee waiver and expense reimbursement agreement (an “expense cap agreement”) is in effect through October 31, 2020, for the Target Fund and an expense limitation agreement will be in effect through March 1, 2022 for the Acquiring Fund. After any applicable fee waivers, the net total annual operating expense ratio of the Acquiring Fund’s Class I shares will be lower than the net total annual operating expense ratios of the Target Fund’s Institutional Class and Service Class shares, and the net total annual operating expense ratio of the Acquiring Fund’s Class A shares is expected to be lower than the net total annual operating expense ratio of the Target Fund’s Class Y shares, at least through March 1, 2022.

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Under the Acquiring Fund’s expense limitation agreement, Calamos has contractually agreed to limit the annual ordinary operating expenses of the Acquiring Fund as a percentage of the average net assets of the particular class of shares through March 1, 2022 to 1.30% for the Class A shares and 1.05% for Class I shares. For purposes of the expense limitation agreement, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. This expense limitation agreement is binding on Calamos through March 1, 2022 for the Acquiring Fund. This undertaking is binding on Calamos and any of its successors and assigns. This agreement is not terminable by either party. Pursuant to an expense cap agreement between Timpani and the Target Fund, Timpani has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses (“AFFE”) and extraordinary expenses) do not exceed 1.10%, 1.25% and 1.50% of the Target Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively. Timpani is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Timpani or Frontier Funds prior to any such renewal. The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of Frontier Funds. The Acquiring Fund will have lower expense limitations than those currently in place at for the Target Fund. Consequently, it is expected that the fees and expenses paid by shareholders of the Acquiring Fund will remain lower than those currently paid by shareholders of the Target Fund until at least March 1, 2022.

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At the current asset size of the Target Fund, the management fee rate of the Acquiring Fund would be lower than the management fee rate paid by the Target Fund, and as the Acquiring Fund’s assets increase, its management fee rate would decrease due to breakpoints in the Acquiring Fund’s advisory fee schedule. The Acquiring Fund pays Calamos a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Acquiring Fund pays a fee on its average daily net assets at the annual rate of 0.90% on the first $500 million, 0.80% on the next $500 million, and 0.75% on average daily net assets in excess of $1 billion.

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The Target Fund does not charge a front-end sales charge on any of its share classes. The Acquiring Fund will assess a 4.75% front-end sales charge on its Class A shares as a percentage of the offering price of the Class A shares, but will not assess any front-end sales charge on its Class I shares. This sales load is permanently waived for Class Y shareholders of the Target Fund that will receive Class A shares as part of the Reorganization. For subsequent purchases (by shareholders who did not receive Class A shares in exchange for their Class Y shares of the Target Fund), the front-end sales charge for Class A shares may be reduced through making a larger investment in the Acquiring Fund as set out in the table below:

	SALES CHARGE
CALAMOS TIMPANI SMALL CAP GROWTH FUND	AS A % OF NET AMOUNT INVESTED	AS A % OF OFFERING PRICE
Less than $50,000	4.99%	4.75%

$50,000 but less than $100,000	4.44%	4.25%

$100,000 but less than $250,000	3.63%	3.50%

$250,000 but less than $500,000	2.56%	2.50%

$500,000 but less than $1,000,000	2.04%	2.00%

$1,000,000 or more*	None	None

*	Redemption of shares may be subject to a contingent deferred sales charge.

Class A shares of the Acquiring Fund will pay a Distribution and/or Service Fee (“12b-1 Fee”) of 0.25% of the average daily net assets of the Class A shares. The Target Fund’s Class Y shares also pay a 12b-1 Fee at an annual rate of up to 0.25% of the average daily net assets of the Class Y shares. Neither the Acquiring Fund’s Class I shares nor the Target Fund’s Institutional Class or Service Class shares have a 12b-1 Fee. The Target Fund is authorized to pay a shareholder services fee at an annual rate of up to 0.15% of the average daily net assets attributable to its Service Class and Class Y shares for non-distribution administrative and support services on behalf of the Service Class and Class Y shares. In some circumstances, Institutional Class shares of the Target Fund pay sub-transfer agency fees to financial intermediaries for the provision of services of the type of services provided by the Target Fund’s transfer agent to clients of financial intermediaries who hold shares of the Target Fund through an omnibus account. In addition to 12b-1 fees on Class A shares, Class A and Class I shareholders pay shareholder servicing costs which is included as a component of “Other Expenses.”

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Frontegra Strategies, LLC (“Frontegra Strategies”) is the distributor for the shares of the Target Fund and, under a Distribution Agreement with Frontier Funds, acts as the Target Fund’s agent in connection with the continuous offering of shares of the Target Fund. Frontegra Strategies continuously distributes shares of the Target Fund on a best efforts basis, and has no obligation to sell any specific quantity of the Target Fund’s shares. Calamos Financial Services, LLC (“CFS”) will be the distributor and principal underwriter of the Acquiring Fund shares. CFS is affiliated with Calamos through common ownership and, under a Distribution Agreement with the Acquiring Trust, acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Fund. The Distributor will continuously distribute shares of the Acquiring Fund on a best efforts basis and has no obligation to sell any specific quantity of the Acquiring Fund’s shares. The purchase procedures for the Funds are similar, and they permit redemptions through similar means. See “Comparison of Distribution and Purchase, Redemption and Exchange Procedures” below for further information.

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The Target Fund has a June 30 fiscal year end, whereas the Acquiring Fund will have an October 31 fiscal year end, which is consistent with the fiscal year end for the other series of the Acquiring Trust. Accordingly, Calamos expects that the Acquiring Fund’s initial audit will be completed in November and December 2019, for purposes of the 2019 annual report for the Acquiring Trust. Audited financial information for the Acquiring Fund will also be included in the “Financial Highlights” section of the Acquiring Fund’s prospectus update in 2020.

•	The Target Fund will be the accounting survivor of the Reorganization (i.e., the Acquiring Fund will adopt the prior performance and financial history of the Target Fund).

•	Calamos will bear all direct costs relating to the Reorganization, including the costs of preparing the Plan and Proxy Statement and seeking approval from shareholders of the Plan.

Comparison of Investment Objective, Principal Investment Strategies, Policies and Management of the Funds

The Target Fund and the Acquiring Fund have an identical investment objective. Each Fund’s investment objective is fundamental, which means that it may not be changed by the applicable Board without the approval of each Fund’s shareholders. The Target Fund and the Acquiring Fund have substantially similar investment strategies, which are presented in the table below.

The Acquiring Fund has been created as a shell series of the Acquiring Trust solely for the purpose of acquiring the Target Fund’s assets, assuming its liabilities, and continuing its business, and will not conduct any investment operations until after the closing of the Reorganization. Calamos and Timpani have reviewed the Target Fund’s current portfolio holdings and determined that those holdings are compatible with the Acquiring Fund’s investment objective and policies. As a result, Calamos and Timpani believe that, if the Reorganization is approved, all or substantially all of the Target Fund’s assets will be transferred to and held by the Acquiring Fund.

Target Fund	Acquiring Fund
Investment Objective

The investment objective of the Frontier Timpani Small Cap Growth Fund is capital appreciation.	Calamos Timpani Small Cap Growth Fund’s investment objective is capital appreciation.

Principal Investment Strategies
Under normal market conditions, the Target Fund invests at least 80% of its net assets in equity securities of small capitalization companies that Timpani believes have sound growth potential. Timpani uses fundamental research, focusing on companies with superior management and whose business models have a high potential for earnings upside. Timpani forms an investment decision based on this research and an	Under normal market conditions, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings) in equity securities of small capitalization companies that Calamos believes have sound growth potential. Calamos uses fundamental research to evaluate investment opportunities, focusing on companies that it believes have superior management and whose business models have a high

Target Fund	Acquiring Fund

assessment of the market’s perception of these companies. Timpani may invest in any sector, may emphasize one or more particular sectors and may sell a company’s stock when it believes a company’s prospects for growth have diminished. Timpani may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio. Timpani may actively trade portfolio securities.

Timpani defines a small capitalization company as any company with a market capitalization less than or equal to the total market capitalization of the largest company included in the Russell 2000® Growth Index. As of September 30, 2018, the largest market capitalization of a company in the Russell 2000® Growth Index was $8.507 billion and the weighted average market capitalization was $1.068 billion. Equity securities in which the Target Fund invests as a part of its principal investment strategy consist of common stock and ADRs. The Target Fund may invest up to 25% of its total assets in equity securities issued by foreign companies that are listed on a U.S. exchange, which include ADRs. Although Timpani may invest in any sector and does not seek to concentrate in a particular sector, the Target Fund may have significant investments in the technology sector due to Timpani’s investment process yielding opportunities for sound growth potential within this sector.

The Target Fund will provide shareholders with at least a 60-day notice of any change in the Target Fund’s policy to invest at least 80% of its net assets in the types of securities suggested by its name. The 80% limitation is measured at the time of investment. For purposes of the 80% policy, net assets include any borrowings for investment purposes.

Temporary Defensive Position. The Target Fund may invest up to 100% of its total assets in cash, money market mutual funds and short-term fixed income securities as a temporary defensive position during adverse market, economic or political conditions, or in other limited circumstances, such as in the case of unusually large cash inflows or redemptions. When so invested, the Fund may not achieve its investment objective.

potential for earnings upside. Calamos forms an investment decision based on this research and an assessment of the market’s perception of these companies. Calamos may invest in any sector, may emphasize one or more particular sectors and may sell a company’s stock when it believes a company’s prospects for growth have diminished. Calamos may also sell or reduce a portfolio position when it sees market sentiment turn negative on a stock held in the portfolio. Calamos may actively trade portfolio securities.

Calamos defines a small capitalization company as any company with a market capitalization less than or equal to the total market capitalization of the largest company included in the Russell 2000® Growth Index. As of December 31, 2018, the largest market capitalization of a company in the Russell 2000® Growth Index was $6.264 billion and the weighted average market capitalization was $2.221 billion. Equity securities in which the Acquiring Fund invests as a part of its principal investment strategy consist of common stock and American Depositary Receipts (“ADRs”). The Acquiring Fund may invest up to 25% of its net assets in foreign securities. Foreign securities are securities issued by issuers that are organized under the laws of a foreign country or that have a substantial portion of their operations or assets in a foreign country or countries, or that derive a substantial portion of their revenue or profits from businesses, investments or sales outside of the United States. The Acquiring Fund may also invest in foreign securities that are represented in the United States securities markets by ADRs or similar depositary arrangements. The Acquiring Fund’s foreign investments can be denominated in U.S. dollars or in foreign currencies. Although Calamos may invest in any sector and does not seek to concentrate in a particular sector, the Acquiring Fund may have significant investments in the healthcare and technology sectors due to Calamos’ investment process yielding opportunities for sound growth potential within those sectors. However, the Fund is actively managed, and its portfolio may change in the future.

The Acquiring Fund’s investment objective may not be changed without the approval of a “majority of the outstanding” shares of the Fund, as defined in the 1940 Act. There can be no assurance that the Acquiring Fund will achieve its investment objective.

Target Fund	Acquiring Fund

The Acquiring Fund will notify shareholders at least 60 days prior to any change in its 80% policy.

In response to market, economic, political, or other conditions, the Acquiring Fund may temporarily invest for defensive purposes. If the Fund does so, different factors could affect the Fund’s performance, and the Fund may not achieve its investment objective.

Securities Lending
The Target Fund does not currently engage in securities lending.	In seeking to earn additional income, the Acquiring Fund may lend its portfolio securities to qualified parties (typically broker-dealers and banks) who need to borrow securities in order to cover transactions into which they have entered. Any such loan must be continuously secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the market value of the securities loaned by the Acquiring Fund. The Acquiring Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned, and would also receive an additional return that may be in the form of a fixed fee or a percentage of income earned on the collateral. The Acquiring Fund may experience losses as a result of a diminution in value of its cash collateral investments. The Acquiring Fund may pay reasonable fees to persons unaffiliated with the Acquiring Fund for services in arranging these loans. The Acquiring Fund would have the right to call the loan and obtain the securities loaned at any time on notice of not less than five business days. The Acquiring Fund would not have the right to vote the securities during the existence of the loan; however, the Acquiring Fund may attempt to call back the loan and vote the proxy if time permits prior to the record date. In the event of bankruptcy or other default of the borrower, the Acquiring Fund could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Acquiring Fund seeks to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) expenses of enforcing its rights. In an effort to reduce these risks, the Acquiring Fund’s securities lending agent will monitor, and report to Calamos Advisors on, the creditworthiness of the firms to which the Acquiring Fund lends securities.

Target Fund	Acquiring Fund
Additional information regarding the Acquiring Fund’s use of securities lending and the securities lending agent is included in the Acquiring Fund’s Statement of Additional Information (“SAI”).

Use of Derivatives
As a non-principal investment strategy, the Target Fund may, but is not required to, use derivatives for hedging purposes or, in certain circumstances, in order to enhance a Fund’s return in non-hedging situations.

The Acquiring Fund may use derivative instruments such as options for risk management purposes or as part of the Acquiring Fund’s investment strategies.

Additional information about the Acquiring Fund’s use of derivatives may be found in the Acquiring Fund’s SAI.

Investment Adviser

Timpani Capital Management LLC	Calamos Advisors LLC

Portfolio Manager The following individual is primarily responsible for the day-to-day management of the Fund’s portfolio.

Brandon M. Nelson. Mr. Nelson is the President, Chief Investment Officer and a director of Timpani and the sole portfolio manager of the Target Fund. Mr. Nelson has served as the Target Fund’s portfolio manager since the Fund’s inception. Prior to joining Timpani in April 2008, Mr. Nelson was a senior portfolio manager and managing director at Wells Capital Management since 2005. Prior to that, he was with Strong Capital Management, Inc. as a research analyst from 1996 to 2000 and as a portfolio manager from 2000 to 2005. Mr. Nelson earned a B.B.A. and an M.S. in Finance from the University of Wisconsin, Madison. Mr. Nelson has earned the right to use the Chartered Financial Analyst designation.	Brandon M. Nelson. Brandon Nelson is expected to join Calamos Advisors in June 2019 as a Senior Portfolio Manager. He served as President, Chief Investment Officer and a director of Timpani Capital Management, LLC from 2008 to on or about May 31, 2019.

Comparison of Principal Risks

There is no assurance that the Funds will achieve their respective investment objectives, and you could lose part or all of your investment in a Fund. Investors should carefully consider their own investment goals and risk tolerance before investing in the Funds.

Although the Funds describe and organize them differently, the principal risks associated with investments in the Target Fund and the Acquiring Fund are substantially similar because the Funds have an identical investment objective and substantially similar principal investment strategies.

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the U.S. markets are traded as American Depositary Receipts (“ADRs”). U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

Cash Holdings Risk. The Fund may invest in cash and cash equivalents for indefinite periods of time when the Fund’s investment adviser determines the prevailing market environment warrants doing so. When the Fund holds cash positions, it may lose opportunities to participate in market appreciation, which may result in lower returns than if the Fund had remained fully invested in the market. Furthermore, cash and cash equivalents may generate minimal or no income and could negatively impact the Fund’s performance and ability to achieve its investment objective.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, “ransomware” that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund’s investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions.

Foreign Securities Risk. There are special risks associated with investing in foreign securities that are not typically associated with investing in U.S. companies. These risks include fluctuations in the exchange rates of foreign currencies that may affect the U.S. dollar value of a security, and the possibility of substantial price volatility as a result of political and economic instability in the foreign country. Other risks of investing in foreign securities include: less public information about issuers of securities, different securities regulation, different accounting, auditing and financial reporting standards and less liquidity in foreign markets than in U.S. markets.

Growth Stock Risk. Growth securities experience relatively rapid earnings growth and typically trade at higher multiples of current earnings than other securities. Therefore, growth securities may be more sensitive to changes in current or expected earnings than other securities. Growth securities also may be more volatile because growth companies usually invest a high portion of earnings in their business, and they may lack the dividends of value stocks that can lessen the decreases in stock prices in a falling market. A company may never achieve the earnings expansion the Fund anticipates.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund’s investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser’s judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk. Engaging in active and frequent trading of securities may result in a higher than average level of capital gains and greater transaction costs to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale and reinvestments of securities. Such sales may also result in the realization of capital gains, including short-term capital gains (which are taxed at ordinary income tax rates for federal income tax purposes, rather than at lower capital gains rates) and may adversely impact the Fund’s performance. It is possible that the Fund engaging in active and frequent trading may be required to make significant distributions derived from taxable gains, regardless of the Fund’s net longer term performance. The trading costs and tax effects associated with portfolio turnover will adversely affect the Fund’s performance and lower the Fund’s effective return for investors.

Sector Risk. To the extent a Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund’s performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. For example, a Fund may have significant investments in the healthcare and technology sectors as of the date of this Proxy Statement, and, as a result, returns from those sectors may trail returns from the overall stock market and it is possible that a Fund may underperform the broader market, or experience greater volatility.

Small Company Risk. Small company stocks have historically been subject to greater investment risk than mid-sized and large company stocks. The risks generally associated with small companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel, and vulnerability to adverse market and economic developments. Accordingly, the prices of small company stocks tend to be more volatile than prices of mid-sized and large company stocks. Further, the prices of small company stocks are often adversely affected by limited trading volumes and the lack of publicly available information.

Comparison of the Funds’ Investment Restrictions and Limitations

The material investment restrictions and limitations of the Acquiring Fund are similar to those of the Target Fund, except that the Acquiring Fund’s investment limitations are designed to align, where appropriate, to those applicable to other funds in the Calamos Family of Funds complex.

With respect to each Fund, except as required by the 1940 Act or the Code, if any percentage restriction on investment or utilization of assets is adhered to at the time an investment is made, a later change in percentage resulting from a change in the market values of the Fund’s assets or purchases and redemptions of shares will not be considered a violation of the limitation.

All of the investment policies noted in the table below are fundamental limitations. Additionally, each Fund’s investment objective is a fundamental investment restriction. A fundamental limitation cannot be changed without the affirmative vote of the lesser of: (1) more than 50% of the outstanding voting securities of the Fund; or (2) 67% or more of the voting securities present or represented at a shareholders meeting at which the holders of more than 50% of the outstanding voting securities are present or represented. A non-fundamental limitation may be changed by the Board of Directors or Board of Trustees without shareholder approval.

The investment limitations for the Target Fund may be found in the Target Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference into this Proxy Statement. The investment limitations for the Acquiring Fund may be found in the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement. See “Investment Restrictions-Fundamental Investment Restrictions” in the SAI for more information.

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Borrowing Money	The Fund may (i) borrow money from banks and (ii) make other investments or engage in other transactions permissible under the Investment Company Act of 1940, as amended (the “1940 Act”) which may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of the Fund’s total assets (including the amount borrowed), less the Fund’s liabilities (other than borrowings). The Fund may also borrow money from other Frontier Funds or other persons to the extent permitted by applicable law.	The Fund may not borrow, except from banks, other affiliated funds and other entities to the extent permitted under the 1940 Act.	No material differences.

Industry Concentration	The Fund may not purchase the securities of any issuer if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.	The Fund may not invest in a security if more than 25% of its total assets (taken at market value at the time of a particular purchase) would be invested in the securities of issuers in any particular industry. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.	The Acquiring Fund’s investment policy excludes U.S. Government securities.

Underwriting Activities	The Fund may not act as an underwriter of another issuer’s securities, except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of portfolio securities.	The Fund may not act as an underwriter of securities, except insofar as it may be deemed an underwriter for purposes of the Securities Act on disposition of securities acquired subject to legal or contractual restrictions on resale.	No material differences.

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Making Loans	The Fund may not make loans if, as a result, more than 33-1/3% of the Fund’s total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments or (ii) engaging in repurchase agreements.	The Fund may not make loans, but this restriction shall not prevent the Fund from (a) investing in debt obligations, (b) investing in repurchase agreements or (c) lending portfolio securities, provided, however, that it may not lend securities if, as a result, the aggregate value of all securities loaned would exceed 33% of its total assets (taken at market value at the time of such loan).	The Acquiring Fund’s investment policy explicitly allows for the lending of portfolio securities. The Target Fund has a non-fundamental policy that allows for the lending of portfolio securities.

Real Estate	The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).	The Fund may not purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies that invest in real estate or interests therein).	No material differences.

Commodities	The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).	The Fund may not invest in commodities or commodity contracts, except that the Fund may enter into (a) futures, options and options on futures, (b) forward contracts, (c) swaps and (d) other financial transactions not requiring the delivery of physical commodities.	No material differences.

Issuance of Senior Securities	The Fund may not issue senior securities, except as permitted under the 1940 Act.	The Fund may not issue any senior security, except to the extent permitted under the 1940 Act.	No material differences.

Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Diversification	The Fund may not with respect to 75% of its total assets, purchase the securities of any issuer (except securities issued or guaranteed by the U.S. government or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

As to 75% of its assets, the Fund may not invest more than 5% of its total assets, taken at market value at the time of a particular purchase, in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

The Fund may not acquire more than 10%, taken at the time of a particular purchase, of the outstanding voting securities of any one issuer.

No material differences.

Investing all Assets in the Shares of a Single Open-End Management Investment Company	The Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as the Fund.	No such policy.	The Acquiring Fund has no such policy.

Unless otherwise noted, the following interpretations apply to the Target Fund and the Acquiring Fund.

The above percentage limits (except the limitation to borrowings) are based upon asset values at the time of the applicable transaction; accordingly, a subsequent change in asset values will not affect a transaction that was in compliance with the investment restrictions at the time such transaction was effected. With respect to the fundamental investment restriction relating to making loans set forth above, securities loans will not be made if, as a result, the aggregate amount of all outstanding securities loans by either Fund exceeds 33 1/3% of its total assets (including the market value of collateral received).

For purposes of each Fund’s policy relating to issuing senior securities set forth above, “senior securities” are defined as Fund obligations that have a priority over the applicable Fund’s shares with respect to the payment of dividends or the distribution of Acquiring Fund assets. The Investment Company Act prohibits the Funds from issuing any class of senior securities or selling any senior securities of which it is the issuer, except that each Fund is permitted to borrow from a bank so long as, immediately after such borrowings, there is an asset coverage of at least 300% for all borrowings of the Fund (not including borrowings for temporary purposes in an amount not exceeding 5% of the value of the Fund’s total assets). In the event that such asset coverage falls below this percentage, each Fund is required to reduce the amount of its borrowings within three days (not including Sundays and holidays) so that the asset coverage is restored to at least 300%. Consistent with guidance issued by the SEC and its staff, the requisite asset coverage may vary among different types of instruments. The policy above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.

The Acquiring Fund and Target Fund have the following non-fundamental policies, which may be changed by the Board of Trustees of the Acquiring Trust or the Board of Directors of Frontier Funds without shareholder approval:

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences
Illiquid Securities	The Fund may not invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.	The Fund may not invest in illiquid assets if, as a result of such investment, more than 15% of its net assets would be invested in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.	No material differences.

Purchasing Securities on Margin	The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.	The Fund may not purchase securities on margin (except for use of such short-term credits as are necessary for the clearance of transactions, including transactions in options, futures and options on futures), or participate on a joint or a joint and several basis in any trading account in securities, except in connection with transactions in options, futures and options on futures.	No material differences.

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences

Short Selling	The Fund may not sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short or unless it covers such short sale as required by the current rules and positions of the Securities and Exchange Commission (the “SEC”) or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.	The Fund may not make short sales of securities, except that the Fund may make short sales of securities (i) if the Fund owns an equal amount of such securities, or owns securities that are convertible or exchangeable, without payment of further consideration, into an equal amount of such securities, (ii) other than those described in clause (i), provided that no more than 20% of its net assets would be deposited with brokers as collateral or allocated to segregated accounts in connection with all outstanding short sales other than those described in clause (i).	The Acquiring Fund investment policy limits the amount that the Acquiring Fund may deposit as collateral to 20% of its net assets.

Investment for Purposes of Control or Management	No such policy.	The Fund may not invest in companies for the purpose of exercising control or management.	The Target Fund has no such policy.

12(d)(1)(G) Compliance	No such policy.	To the extent other Calamos Funds invest in the Fund in reliance on section 12(d)(1)(G), the Fund may not acquire any securities of registered open-end investment companies or unit investment trusts in reliance on section 12(d)(1)(F) or (G) of the 1940 Act.	The Target Fund has no such policy.

Investments in other Investment Companies	The Fund may not purchase securities of other investment companies except in compliance with the 1940 Act.	No such policy.	The Acquiring Fund has no such policy.

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences

Investing all Assets in the Shares of a Single Open-End Management Investment Company	The Fund may not invest all of its assets in the securities of a single open-end investment management company with substantially the same fundamental investment objective, restrictions and policies as the Fund.	No such policy.	The Acquiring Fund has no such policy.

Futures and Options Trading	The Fund may not engage in futures or options on futures transactions, except in accordance with Rule 4.5 under the Commodity Exchange Act (the “CEA”).	No such policy.	The Acquiring Fund has no such policy.

Borrowing Money	The Fund may not borrow money, except (i) from banks or (ii) through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.	No such policy.	The Acquiring Fund has no such policy.

Making Loans	The Fund may not make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.	No such policy.	The Acquiring Fund has no such policy.

Non-Fundamental Investment Policies
Policy	Target Fund	Acquiring Fund	Differences

80% Policy	The Fund may not make any change in its investment policy of investing a minimum percentage of its net assets in the investments suggested by the Fund’s name without first providing shareholders of the Fund with at least 60 days’ notice.	The Fund has adopted a non-fundamental operating policy that requires at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) to be invested, under normal circumstances, in securities of the type suggested by the Fund’s name. Although this requirement may be changed by the board of trustees without shareholder approval, the Fund will notify shareholders at least 60 days prior to any change in its 80% policy.	No material differences.

Comparison of Fees and Expenses

The tables below describe the fees and expenses that you pay if you buy and hold shares of the Target Fund and the pro forma fees and expenses that you may pay if you buy and hold shares of the Acquiring Fund after giving effect to the Reorganization. Expenses for the Target Fund are based on the operating expenses incurred by the shares of the Target Fund during the fiscal year ended June 30, 2018, and are annualized. Expenses for the Acquiring Fund are estimated for the shares of the Acquiring Fund because it will not commence operation until the Reorganization is completed and are annualized. The pro forma fees and expenses for the shares of the Acquiring Fund assume that the Reorganization had been in effect for the same period.

Fees and Expenses	Target Fund Institutional Class Shares		Pro Forma Acquiring Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None
Service Fee (for shares redeemed by wire)	$15		$15
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None		None
Redemption fee (as a percentage of amount redeemed)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%		0.90%
Distribution (Rule 12b-1) Fees	None		None
Other Expenses	0.36%		0.32	%(2)
Total Annual Fund Operating Expenses	1.36%		1.22%
Fee Waiver and Expense Reimbursement	(0.26	)%(1)	(0.17	%)(3)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.10%		1.05%

(1)

Pursuant to an expense cap agreement between Timpani and the Target Fund, Timpani has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.10%, 1.25% and 1.50% of the Target Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively. Timpani is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Timpani or Frontier Funds prior to any such renewal. The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of Frontier Funds.

(2)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(3)

Calamos has contractually agreed to reimburse Acquiring Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos may recapture previously waived expense amounts within the same fiscal year for any day where the respective Acquiring Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos and any of its successors and assigns. This agreement is not terminable by either party.

Fees and Expenses	Target Fund Service Class Shares		Pro Forma Acquiring Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		None
Service Fee (for shares redeemed by wire)	$15		$15
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None		None
Redemption fee (as a percentage of amount redeemed)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%		0.90%
Distribution and/or Service (Rule 12b-1) Fees	None		None
Other Expenses	0.47	%(1)	0.32	%(4)
Total Annual Fund Operating Expenses	1.47	%(2)	1.22%
Fee Waiver and Expense Reimbursement	(0.22	)%(3)	(0.17	%)(5)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.25	%(2)	1.05%

(1)	Includes 15bps of shareholder servicing fees.
(2)

The “Total Annual Fund Operating Expenses” and “Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement” for the Target Fund’s Service Class shares do not correlate to the “Ratio of expenses to average net assets” figures for Service Class shares in the Financial Highlights section of this Proxy Statement because Service Class shares accrued shareholder servicing fees in the amount of 0.10% for the fiscal year ended June 30, 2018.

(3)

Pursuant to an expense cap agreement between Timpani and the Target Fund, Timpani has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.10%, 1.25% and 1.50% of the Target Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively. Timpani is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Timpani or Frontier Funds prior to any such renewal. The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of Frontier Funds.

(4)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(5)

Calamos has contractually agreed to reimburse Acquiring Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos may recapture previously waived expense amounts within the same fiscal year for any day where the respective Acquiring Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos and any of its successors and assigns. This agreement is not terminable by either party.

Fees and Expenses	Target Fund Class Y Shares		Pro Forma Acquiring Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None		4.75	%*
Service Fee (for shares redeemed by wire)	$15		$15
Maximum deferred sales charge (as a percentage of the lower of original offering price or redemption proceeds)	None		None
Redemption fee (as a percentage of amount redeemed)	None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	1.00%		0.90%
Distribution and/or Service (Rule 12b-1) Fees	0.25%		0.25%
Other Expenses	0.49	%(1)	0.32	%(3)
Total Annual Fund Operating Expenses	1.74%		1.47%
Fee Waiver and Expense Reimbursement	(0.24	)%(2)	(0.17	%)(4)
Total Annual Fund Operating Expenses after fee waiver and/or expense reimbursement	1.50%		1.30%

(1)	Includes 15bps of shareholder servicing fees.
(2)

Pursuant to an expense cap agreement between Timpani and the Target Fund, Timpani has contractually agreed to waive its management fee and/or reimburse the Target Fund’s operating expenses to the extent necessary to ensure that the Target Fund’s total operating expenses (excluding taxes, interest, brokerage commissions, AFFE and extraordinary expenses) do not exceed 1.10%, 1.25% and 1.50% of the Target Fund’s average daily net assets attributable to the Institutional Class, Service Class and Class Y shares, respectively. Timpani is entitled to recoup the fees waived and/or expenses reimbursed within a three-year period from the date of the waiver or expense payment if such reimbursement will not cause the Target Fund to exceed the lesser of: (a) the expense limitation in place at the time of the waiver and/or expense payment; or (b) the expense limitation in place at the time of the recoupment. The expense cap agreement will continue in effect until October 31, 2020, with successive renewal terms of one year unless terminated by Timpani or Frontier Funds prior to any such renewal. The current expense cap agreement can be terminated only by, or with the consent of, the Board of Directors of Frontier Funds.

(3)	“Other Expenses” are based on estimated amounts for the current fiscal year.
(4)

Calamos has contractually agreed to reimburse Acquiring Fund expenses through March 1, 2022 to the extent necessary so that Total Annual Fund Operating Expenses of Class A shares and Class I shares are limited to 1.30% and 1.05% of average net assets, respectively. For purposes of these expense limitations, operating expenses do not include taxes, interest, short interest, short dividend expenses, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses, if any. Calamos may recapture previously waived expense amounts within the same fiscal year for any day where the respective Acquiring Fund’s expense ratio falls below the contractual expense limit up to the expense limit for that day. This undertaking is binding on Calamos and any of its successors and assigns. This agreement is not terminable by either party.

(*)

The sales load is waived for Class Y shareholders of the Target Fund that receive Class A shares as part of the Reorganization. For Class Y shareholders, the sales load waiver applies to the initial exchange of the Class Y shares for Class A shares as well as all subsequent purchases of additional Class A shares.

Example

The Example below is intended to help you compare the cost of investing in the Target Fund with the cost of investing in the Acquiring Fund on a pro forma basis. The Example assumes that you invest $10,000 in each Fund for the time periods indicated and then redeem all of your shares at the end of each period. The Example also assumes that your investment has a 5% annual return and that operating expenses remain the same, except that it reflects the applicable expense limitation arrangements in place for the time periods described above. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares of a Fund, your costs would be:

	One Year	Three Years	Five Years	Ten Years
Target Fund
Institutional Class Shares	$112	$384	$699	$1,593
Service Class Shares	$127	$425	$764	$1,723
Class Y Shares	$153	$505	$902	$2,015

Acquiring Fund – (Pro forma)
Class I Shares	$107	$334	$616	$1,427
Class A Shares*	$601	$868	$1,191	$2,105

(*)

The Acquiring Fund typically assesses a 4.75% front-end sales charge on its Class A shares as a percentage of the offering price of the Class A shares, but this sales load is permanently waived for Class Y shareholders of the Target Fund that will receive Class A shares as part of the Reorganization. Without the application of the front-end sales load, the One Year, Three Years, Five Years and Ten Years costs would be $132, $412, $752 and $1,711, respectively.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect a Fund’s performance. The Target Fund’s portfolio turnover rate for the last fiscal year ended June 30, 2018, was 126% of the average value of its portfolio. The Acquiring Fund has not commenced operations and, therefore, does not have a portfolio turnover rate to report.

Performance Information

The Acquiring Fund is newly organized and has no assets, operating history or performance information of its own as of the date of this Proxy Statement. The Acquiring Fund’s Class I shares will adopt the performance of the Target Fund’s Institutional Class Shares, and the Acquiring Fund’s Class A shares will adopt the performance of the Target Fund’s Class Y shares. The bar chart and the performance table below provide some indication of the risks of an investment in the Acquiring Fund. The bar chart shows how the Target Fund’s performance has varied from year to year as compared to a broad measure of market performance. The average annual total return table compares the Target Fund’s Institutional Class performance which will be adopted by the Class I shares of the Acquiring Fund, and Class Y performance which will be adopted by the Class A shares of the Acquiring Fund and adjusted to reflect the maximum sales load of 4.75%, to that of the Russell 2000 Growth Index. “Since Inception” return shown for the Russell 2000 Growth Index is the return since the inception of the Target Fund’s Institutional Class shares. An index reflects no deduction for fees, expenses or taxes. Past performance, before and after taxes, does not necessarily represent how the Funds will perform in the future. Updated performance information is available at the Target Fund’s website, www.frontiermutualfunds.com, or by calling the Target Fund at (888) 825-2100. Sales loads are not reflected in the bar chart, and if those changes were included, returns would be less than those shown.

Year Ended December 31

Highest Calendar Quarter Return	17.47%	1st Quarter Ended 2012
Lowest Calendar Quarter Return	(23.65)%	4th Quarter Ended 2018

Average Annual Total Returns

for periods ended December 31, 2018

	Inception Date of Class	One Year	Five Years	Since Inception(1)
Target Fund
Institutional Class Shares	03/23/2011	(0.08)%	5.43%	10.64%
Return Before Taxes
Return After Taxes on Distributions		(1.65)%	5.09%	10.35%
Return After Taxes on Distributions and Sale of Fund Shares		1.08%	4.24%	8.67%

Service Class Shares
Return Before Taxes	07/15/2016	(0.17)%	N/A	14.39%

Class Y Shares
Return Before Taxes	01/06/2014	(4.69)%	N/A	4.31%

Index (reflects no deduction for fees, expenses or taxes)
Russell 2000 Growth Index		(9.31)%	5.13%	9.06%

(1)	The Institutional Class, Service Class and Class Y Shares commenced operations on March 23, 2011, July 15, 2016 and January 6, 2014, respectively.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local income taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. If you are a tax-exempt entity or hold your Fund shares through a tax-deferred arrangement, such as an individual retirement account (“IRA”) or a 401(k) plan, the after-tax returns do not apply to your situation. After-tax returns are shown only for the Target Fund’s Institutional Class shares; after-tax returns for other share classes will vary.

Capitalization

The capitalization of the Target Fund as of March 31, 2019 and the Acquiring Fund’s pro forma combined capitalization as of that date after giving effect to the Reorganization is as follows. The table is for informational purposes only. The capitalization of the Target Fund is likely to be different on the closing date of the Reorganization due to purchase and redemption activity in the Target Fund.

	Net Assets	Net Asset Value Per Share	Shares Outstanding
Target Fund – Institutional Class	$69,911,713	$23.50	2,974,733
Target Fund – Service Class	$298,173	$23.46	12,708
Acquiring Fund – Class I	$0	$0	0
Adjustments	—	—	(20)
Pro forma Acquiring Fund – Class I (After Reorganization)	$70,209,886	$23.50	2,987,421

Target Fund – Class Y	$5,548,839	$22.99	241,318
Acquiring Fund – Class A	$0	$0	0
Adjustments	—	—	—
Pro forma Acquiring Fund – Class A (After Reorganization)	$5,548,839	$22.99	241,318

Pro Forma Acquiring Fund – All Classes	$75,758,725	$0	3,228,739

ADDITIONAL INFORMATION ABOUT THE REORGANIZATION

Agreement and Plan of Reorganization

The terms and conditions under which the Reorganization will be consummated are set forth in the Plan. The following summary thereof is qualified in its entirety by reference to the Plan, the form of which is attached to this Proxy Statement as Appendix A. You should refer to Appendix A for the complete terms of the Plan.

If the Plan is approved by the shareholders of the Target Fund and the Reorganization is consummated, the Target Fund will transfer all of its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing the Target Fund’s business) in exchange solely for (1) Class I shares of the Acquiring Fund equal in aggregate value to the sum of the aggregate value of the Target Fund’s Institutional Class and Service Class shares, and Class A shares of the Acquiring Fund equal in aggregate value to the aggregate value of the Target Fund’s Class Y shares, as of the close of business on the Closing Date referred to below and (2) the Acquiring Fund’s assumption of all liabilities of the Target Fund (the “Closing”). Immediately thereafter, the Target Fund will distribute, pro rata on a class-by-class basis, Class I and Class A shares it receives to the Target Fund’s shareholders of record as of the close of business on the Closing Date, by the Acquiring Trust’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those Class I and Class A shares of the Acquiring Fund to those accounts of the Target Fund. As a result, immediately after the Reorganization, existing shareholders of the Target Fund’s Institutional Class and Service Class shares will become shareholders of the Acquiring Fund’s Class I shares, and existing shareholders of the Target Fund’s Class Y shares will become shareholders of the Acquiring Fund’s Class A shares having an aggregate value equal to the aggregate value of his or her Target Fund shares held immediately prior to the Reorganization, as set forth below:

Target Fund		Acquiring Fund
Institutional Class Shares	→	Class I Shares
Service Class Shares	→	Class I Shares
Class Y Shares	→	Class A Shares

Shares will be held in book entry form only; paper certificates will not be issued. No sales charges will be imposed in connection with the receipt of the Acquiring Fund’s Class I and Class A shares by Institutional Class, Service Class, and Class Y shareholders of the Target Fund pursuant to the Reorganization.

Until the Closing, shareholders of the Target Fund will continue to be able to redeem their shares at the NAV per share next determined after receipt by the Target Fund’s transfer agent of a redemption request in proper form. Redemption and purchase requests received by the transfer agent after the Closing will be treated as requests received for the redemption of shares of the Acquiring Fund received by the shareholder in connection with the Reorganization or purchase of shares of the Acquiring Fund. After the Reorganization, all of the issued and outstanding shares of the Target Fund will be canceled on the books of the Target Fund, and the share transfer books of the Target Fund will be permanently closed. If the Reorganization is consummated, shareholders will be free to redeem the shares of the Acquiring Fund that they receive in the transaction at their then-current NAV per share. Shareholders of the Target Fund may wish to consult their tax advisers as to any different consequences of redeeming their shares prior to the Reorganization or exchanging such shares for shares of the Acquiring Fund in the Reorganization.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Fund and the receipt of a legal opinion from counsel to the Acquiring Trust with respect to certain tax matters (see Federal Income Tax Consequences, below). Assuming satisfaction of the conditions in the Plan, the closing date of the Reorganization is expected to be on or about May 31, 2019, or another date agreed to by Frontier Funds and the Acquiring Trust with respect to the Reorganization (“Closing Date”).

The Target Fund and/or its shareholders will not incur any direct expenses in connection with the Reorganization. Calamos will bear all expenses arising in connection with the Reorganization and the Plan.

The Plan may be amended by the mutual agreement of Frontier Funds and the Acquiring Trust with respect to the Reorganization, notwithstanding approval thereof by the Target Fund’s shareholders, provided that no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund shares to be issued to the class of Target Fund Shareholders under the Plan to the detriment of such shareholders without their further approval. In addition, the Plan may be terminated and the Reorganization may be abandoned by resolution of either the Frontier Funds Board or the Acquiring Trust Board, at any time prior to the Closing Date, as defined in the Plan, if circumstances should develop that, in the sole opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Target Fund or the Acquiring Fund, respectively. In addition, the Plan may be terminated at any time prior to the Closing Date:

(a)     by the written consent of the parties;

(b)     by Frontier Funds (i) following a material breach by the Acquiring Trust of any of its representations, warranties or covenants contained in the Plan, provided that the Acquiring Trust shall have been given the lesser of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 p.m. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon the Acquiring Trust or the Acquiring Fund; or

(c)     by the Acquiring Trust (i) following a material breach by Frontier Funds of any of its representations, warranties or covenants contained in the Plan, provided that Frontier Funds shall have been given the lessor of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 p.m. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon Frontier Funds or the Target Fund.

In connection with the Reorganization, Calamos and, to the extent applicable, Timpani, have agreed to use commercially reasonable efforts to ensure that the Reorganization complies with the safe harbor provisions of Section 15(f) of the 1940 Act. Section 15(f) requires, among other things, that during the three-year period immediately following the Reorganization, at least 75% of the members of the Acquiring Trust Board must not be “interested persons” of Calamos or Timpani within the meaning of the 1940 Act. The Acquiring Trust Board will satisfy this condition at the time of the Reorganization.

Section 15(f) also requires that no “unfair burden” be imposed on the Acquiring Fund as a result of the Reorganization or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term “unfair burden” includes any arrangement, during the two-year period after the date on which such transaction occurs, whereby the investment adviser (or predecessor or successor investment adviser) or any interested person of any such investment adviser receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter of the investment company). All compensation paid to Timpani upon the closing of the Reorganization will be paid by Calamos and not by the Target Fund or the Acquiring Fund. In addition, neither Timpani nor Calamos is aware of any circumstances that might result in the imposition of such an “unfair burden” on the Acquiring Fund as a result of the Reorganization or the compensation to be paid to Timpani by Calamos.

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Fund pursuant to the Plan will be duly authorized, validly issued, fully paid and non-assessable when issued and will be transferable without restriction and will have no preemptive or conversion rights. Shares will be sold and redeemed based upon their NAV per share next determined after receipt of the purchase or redemption request, as described in Appendix C to this Proxy Statement. In addition to the information provided in Appendix C, the sales load, initial investment and additional investment minimums are waived for Class Y shareholders of the Target Fund who received Class A shares as part of the Reorganization. The Class I eligibility requirements and initial investment minimum are waived for Institutional Class and Service Class shareholders of the Target Fund who received Class I shares as part of the Reorganization.

Board Considerations

The Board of Directors of Frontier Funds (the “Frontier Board”) considered the proposed Reorganization at the request of the Target Fund’s investment adviser, Timpani. The Frontier Board initially discussed the Reorganization with representatives of Frontier Funds and Timpani at a meeting held in November 2018. The Frontier Board was informed that the Reorganization was being proposed in connection with the proposed acquisition of Timpani by Calamos, and was expected to result in benefits to shareholders as a result of various factors, including anticipated research advantages based on access to additional third party and proprietary research and systems, Calamos’ larger dedicated trading staff and a larger overall infrastructure to support Timpani’s portfolio management team. After the November meeting, the Frontier Board requested additional information from Timpani and Calamos and reviewed and considered various information in connection with the Reorganization. The information reviewed included, among other things, the structure and material terms of the Reorganization and the related acquisition of Timpani by Calamos; information about the impact of the Reorganization on the Target Fund’s advisory fee and expense ratios; a description of how the Target Fund’s share classes will be mapped to the classes of the Acquiring Fund; information about the history, investment services, financial condition, compliance program and organizational structure of Calamos; an overview of the Acquiring Trust; a description of the Acquiring Fund’s distribution strategy; information regarding the Acquiring Fund’s other service providers; the expected federal income tax consequences of the Reorganization; the benefits to and recommendations of Timpani; the performance of the Target Fund for the periods ended December 31, 2018; and information regarding the Frontier Board’s responsibilities in considering the Reorganization under the 1940 Act and Maryland law. The Frontier Board also discussed legal and regulatory matters with representatives of Calamos.

The Frontier Board considered the Reorganization at a meeting held on February 26, 2019. At the February meeting, representatives of Timpani and Calamos provided additional information regarding the proposed Reorganization. The Frontier Board discussed the proposed advisory fee, which is lower than the Target Fund’s current advisory fee, and includes breakpoints at various asset levels to help ensure shareholders of the Acquiring Fund benefit from any economies of scale as the Acquiring Fund grows. The Frontier Board discussed the proposed fee waiver and expense limitation agreements and noted that the gross and net expense ratios to be paid by shareholders of the Acquiring Fund are expected to be lower than those currently paid by shareholders of the Target Fund, at least until March 1, 2022. The Frontier Board discussed other potential benefits with representatives of Timpani and Calamos, including access to additional third party and proprietary research and systems, trading efficiencies and cost efficiencies with respect to service provider expenses. The Frontier Board noted that access to additional resources is expected to allow the Timpani team to focus on investment performance, and was informed that no changes to the Fund’s investment objective, investment approach or portfolio management team were expected to occur. The Board discussed the potential benefits to Target Fund shareholders resulting from the Acquiring Fund’s access to the distribution network and capabilities of Calamos, noting that the Target Fund to date had not grown to an optimal size. The Frontier Board also considered other due diligence information provided by Calamos and the Acquiring Trust in response to requests from the Board, including information about Calamos and its affiliates’ services, personnel, financial condition and compliance capabilities. The Frontier Board also considered information about pending legal matters involving Calamos and certain affiliates and determined that Calamos had sufficient resources to provide a high level of services and support to the Acquiring Fund. The Board noted that the Target Fund would not bear any costs of the Reorganization, which costs would be borne by Calamos, and that the value of the Target Fund’s assets for purposes of calculating the Acquiring Fund shares to be delivered to the Target Fund shareholders would be calculated using the Target Fund’s valuation procedures.

The Board also considered potential benefits to parties involved in the Reorganization and the related acquisition of Timpani by Calamos, noting that the owners of Timpani, including Brandon Nelson, the Target Fund’s portfolio manager, and William D. Forsyth III, one of the Frontier Board Members, would receive compensation from Calamos under the purchase agreement between Timpani and Calamos. The Board noted that the owners of Timpani would benefit from the Reorganization as well as the potential conflict of interest and also noted the likely benefits to shareholders as set forth herein. The Board noted that Calamos expected to benefit from added expertise, research and investment capabilities in small and small-midcap growth strategies due to the addition of Timpani. The Board noted that the Plan provides that the Acquiring Trust and Calamos agree to comply with the applicable provisions of Section 15(f) of the 1940 Act, as summarized above under “Additional Information about the Reorganization – Agreement and Plan of Reorganization.” The Board also considered potential alternatives to the Reorganization including maintaining the Target Fund as a series of Frontier Funds or appointing Calamos or another investment adviser on an interim basis to manage the Target Fund prior to the closing of Calamos’ acquisition of Timpani, but the Board did not consider these to be viable options given that Timpani was expected to be absorbed into Calamos.

The Board was informed that the Reorganization is intended to qualify as a tax-free “reorganization” under Section 368(a) of the Code and that, as such, no gain or loss will be recognized by the Target Fund, its shareholders, or the Acquiring Fund.

The Frontier Board did not find it practicable to, and did not, assign relative weights to the specific factors considered in reaching its conclusions and determinations to approve the Plan. Rather, the determinations were made on the basis of each Frontier Board Members’ business judgment after consideration of all of the factors taken in their entirety. Although not meant to be all-inclusive, the following were some of the factors considered by the Frontier Board in making its determination:

(1)	The terms and conditions of the Reorganization;

(2)	The fact that the Acquiring Fund and the Target Fund are expected to have the same investment objective and substantially similar principal investment strategies, policies, restrictions and risks;

(3)	The continuity of portfolio management as a result of the Reorganization;

(4)	The anticipated effect of the Reorganization on fees and operating expenses of the Acquiring Fund;

(5)

Calamos’ commitment to cap expenses of the Class I and Class A shares of the Acquiring Fund so that existing shareholders of the Target Fund would be subject to a lower expense ratio than under the existing expense cap agreement until at least March 1, 2022, which is longer than the expense cap agreement currently in place for the Target Fund (which runs through at least October 31, 2020);

(6)

The inclusion of “grandfathering” provisions in the Plan with respect to waivers of sales load, investment minimums and eligibility requirements to ensure existing shareholders are not adversely impacted by the Reorganization;

(7)	The expected federal tax consequences of the Reorganization;

(8)	The potential benefits to the shareholders of the Target Fund;

(9)	The experience, expertise and resources of Calamos, including but not limited to Calamos’ distribution, marketing, quantitative, risk management and middle and back office service teams;

(10)	The fact that the Funds will not bear any of the costs associated with the Reorganization;

(11)	Possible alternatives to the Reorganization; and

(12)	That the interests of the Target Fund’s shareholders will not be diluted as a result of the Reorganization.

After evaluating all of the information and factors above, as well as other information and factors deemed relevant, the Frontier Board, including a majority of the Directors who are not “interested persons” of Frontier Funds as that term is defined in the 1940 Act, unanimously approved the Reorganization pursuant to the Plan and directed that it be submitted to shareholders of the Target Fund for approval. In approving the Plan, the Frontier Board determined that: (i) the proposed Reorganization will be in the best interest of the Target Fund and its shareholders; and (ii)  the interests of the Target Fund’s shareholders would not be diluted as a result of the Reorganization.

Federal Income Tax Consequences

Frontier Funds believes the Target Fund has qualified and will continue to qualify for treatment as a regulated investment company under Part I of Subchapter M of Chapter 1 of Subtitle A of the Code (“Subchapter M”) since the Target Fund’s inception. Accordingly, Frontier Funds does not expect to pay any U.S. federal income tax on income and capital gains that are timely distributed to its shareholders.

The Reorganization is intended to qualify for federal income tax purposes as a tax-free “reorganization” under section 368(a)(1) of the Code. As a condition to the Closing, Frontier Funds and the Acquiring Trust will receive an opinion of the Acquiring Trust’s counsel dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

•

The acquisition by the Acquiring Fund of all of the assets of the Target Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund shareholders of Acquiring Fund shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•

No gain or loss will be recognized by the Target Fund (i) upon the transfer of all of the assets to the Acquiring Fund solely in exchange for the Acquiring Fund shares and the assumption by the Acquiring Fund of all of liabilities of the Target Fund, or (ii) upon the distribution of the Acquiring Fund Shares by the Target Fund to the Target Fund in liquidation;

•

The tax basis of the assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer thereof;

•	The holding period of the assets of the Target Fund acquired by the Acquiring Fund will include the period during which such Assets were held by the Target Fund;

•

No gain or loss will be recognized by the shareholders of the Acquiring Fund upon its receipt of all of the Assets solely in exchange for Acquiring Fund shares and the assumption of all of the liabilities;

•	No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all their Target Fund shares for Acquiring Fund shares as part of the Reorganization;

•

The aggregate tax basis of the Acquiring Fund Shares that a Target Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund shares exchanged therefor;

•

A Target Fund shareholder’s holding period for the Acquiring Fund shares received in the Reorganization will include the period for which such Target Fund shareholder held the Target Fund shares exchanged therefor, provided that the Target Fund shareholder held such Target Fund shares as capital assets on the date of the exchange; and

•

The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will be based on certain factual certifications made by Frontier Funds and the Acquiring Trust and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service (“IRS”) or a court would agree with the opinion.

Opinions of counsel are not binding upon the IRS or the courts. If the Reorganization is consummated but does not qualify as a tax-free “reorganization” under the Code, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in the Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.

Tracking Your Basis and Holding Period. After the Reorganization, you will continue to be responsible for tracking the adjusted tax basis in and holding period of your Acquiring Fund shares for federal income tax purposes. Any basis determination method you elected with respect to Target Fund shares you acquired will continue to be used by the Acquiring Fund after the Reorganization for the Acquiring Fund shares exchanged for those Target Fund shares in the Reorganization (“Covered Exchange Shares”). If you want to use any acceptable method for basis determination other than the average basis method, which will be the Acquiring Fund’s default method, with respect to any Acquiring Fund shares you acquire after the Reorganization

(“Covered AB Shares” and, collectively with Covered Exchange Shares, “Covered Shares”), or want to change your election with respect to Covered Exchange Shares, you will have to elect to do so in writing. Any basis determination method for Covered Shares may not be changed with respect to a redemption thereof after the settlement date of the redemption.

The Acquiring Fund (or its administrative agent) is required to report to the IRS and furnish to its shareholders the basis information for Covered Shares. As a result, the Acquiring Fund is required to report the gross proceeds from the redemption of its shares and, for Covered Shares, is also required to report the basis information and indicate whether they had a short-term (one year or less) or long-term (more than one year) holding period. Before making any redemptions, you should consult with your tax adviser to determine the best IRS-accepted basis determination method for your tax situation and to obtain more information about how the basis reporting law applies to you.

Comparison of Form of Organization and Shareholder Rights

Governing Law and Organization. The Target Fund and the Acquiring Fund are separate series of Frontier Funds and the Acquiring Trust, respectively. Frontier Funds is organized as a Maryland corporation, whereas the Acquiring Trust is organized as a Massachusetts business trust. The Target Fund is authorized to issue 50,000,000 Institutional Class shares, 50,000,000 Service Class shares and 50,000,000 Class Y shares of Common Stock, $0.01 par value per share. The Acquiring Trust is authorized to issue an unlimited number of shares of beneficial interest. Frontier Funds’ operations are governed by its Articles of Incorporation, By-Laws, and applicable state law. The Acquiring Trust’s operations are governed by its Fourth Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), By-Laws, and applicable state law. The federal law governing mutual funds applies to both Funds. Although federal law, and particularly the 1940 Act, regulates many of the aspects of the governance of a mutual fund, some state laws also apply because the Acquiring Trust is organized as an entity under state law. The following is a summary of certain differences between Maryland corporations and Massachusetts business trusts and the rights of the shareholders of the Funds.

A fund organized as a series of a Massachusetts business trust is governed by its declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. The flexibility inherent in a Massachusetts business trust has led to it becoming a common form of organization for mutual funds. That flexibility also means that the Massachusetts business trust law may be open to interpretation although, in resolving such matters, courts may look by analogy to Massachusetts corporate law.

A fund organized as a Maryland corporation, on the other hand, is governed both by the Maryland General Corporation Law and the fund’s governing instrument. For a Maryland corporation, unlike a Massachusetts business trust, the Maryland General Corporation Law specifically addresses many aspects of corporate governance. The body of Maryland law on the topic is consequently more detailed than in Massachusetts. This detail provides somewhat clearer guidelines as to the rights and obligations of a Maryland corporation and its board of directors and shareholders.

Director or Trustee Liability and Indemnification. Under Maryland law, a corporation is required to indemnify directors who have been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made a party by reason of his or her service in the capacity. Maryland law also permits, but does not require, a Maryland corporation to indemnify its present and former directors against judgments, penalties, fines, settlements and reasonable expenses incurred in connection with the defense of the foregoing, except in the case of bad faith, deliberate dishonesty or other limited circumstances. Frontier Funds’ Articles of Incorporation provide that it shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required, by Maryland law and the 1940 Act.

Both a Maryland corporation and a Massachusetts business trust can limit a director’s or trustee’s personal liability in its governing documents. The Frontier Funds’ By-Laws provide that the corporation shall indemnify: (a) its directors and officers (within the meaning of the Maryland General Corporation Law), whether serving Frontier Funds or at its request any other entity, to the full extent required or permitted by (i) Maryland law now or hereafter in force, including the advance of expenses under the procedures and to the full extent permitted by law, and (ii) the 1940 Act, and (b) other employees and agents to such extent as shall be authorized by the Board of Directors and be permitted by law. The By-Laws provide that the foregoing rights of indemnification shall not be exclusive of any other rights to which those seeking indemnification may be entitled. In addition, the By-Laws provide that the Board of Directors may take such action as is necessary to carry out these indemnification provisions and is expressly empowered to adopt, approve and amend from time to time such resolutions or contracts implementing such provisions or such further indemnification arrangements as may be permitted by law.

The Acquiring Trust’s Declaration of Trust provides that the Trust shall indemnify (from the assets of the fund in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined, in one of the manners described in the Declaration of Trust, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. The 1940 Act currently provides that no fund officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office.

Shareholder Meetings. Maryland law permits registered investment companies, such as Frontier Funds, to operate without an annual meeting of shareholders under specified circumstances if an annual meeting is not required by the 1940 Act. Frontier Funds has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by shareholders under the 1940 Act. Frontier Funds’ By-Laws provide that a special meeting of the shareholders shall be called upon written request of holders of not less than 10% of the votes entitled to be cast at such meeting, provided that such request shall state the purposes of such meeting and the matters proposed to be acted on. Frontier Funds’ By-Laws state that the presence at a special meeting, in person or by proxy, of shareholders representing one third of the shares outstanding and entitled to vote at a shareholder meeting constitutes a quorum for the Special Meeting, except for any matter which, under applicable statutes or regulatory requirements, requires approval by a separate vote of one or more classes of stock, in which case the presence in person or by proxy of stockholders of one third of the shares of stock of each class required to vote as a class on the matter shall constitute a quorum. Frontier Funds’ By-Laws further provide that the holders of a majority of shares entitled to vote at the special meeting and present in person or by proxy, whether or not sufficient to constitute a quorum, may adjourn the special meeting. As a Massachusetts business trust, the Acquiring Trust is not required to hold annual shareholder meetings. However, special meetings may be called for purposes such as electing or removing trustees, changing fundamental policies or approving an investment advisory agreement.

Voting. Each share of common stock of Frontier Funds, irrespective of class or series, is entitled to one vote per share held on matters on which they are entitled to vote, except that certain matters must be voted upon only by that series or class. Shares have non-cumulative voting rights. Shareholders of the Acquiring Trust generally will vote together on all matters except when a particular matter affects only shareholders of a particular class or series or when applicable law requires shareholders to vote separately by series or class.

Board of Directors and Board of Trustees. Frontier Funds has four directors, one of whom is deemed an “interested person” (as defined in the 1940 Act) of Frontier Funds. Frontier Funds’ By-Laws generally provide that the Board of Directors may serve for a term of unlimited duration, subject to their resignation, death, retirement or removal. Frontier Funds’ Articles of Incorporation and By-Laws provide that any director may be removed at any time by the action of a majority of the remaining directors, a committee of the Board of Directors appointed for such purposes or by a vote of shareholders owning at least a majority of the outstanding shares of Frontier Funds. The Acquiring Trust Board has seven trustees, one of whom is deemed an “interested person” (as defined in the 1940 Act) of the Acquiring Trust. For more information, refer to the SAI to this Proxy Statement, which is incorporated by reference into this Proxy Statement.

Share Classes. The Target Fund offers Institutional Class, Service Class, and Class Y shares, and the Acquiring Fund will offer Class R6, Class I, and Class A shares; however, only Class I and Class A shares are being offered pursuant to this Combined Proxy Statement and Prospectus. If the Reorganization is consummated, shareholders of the Target Fund’s Institutional Class and Service Class shares will receive Class I shares of the Acquiring Fund, and shareholders of the Target Fund’s Class Y shares will receive Class A shares of the Acquiring Fund. The Acquiring Trust’s Board has reserved the right to create and issue additional classes of the Acquiring Fund following the Reorganization. Each share of a series or class represents an equal proportionate interest in that series or class with each other share of that series or class. Shares of each series or class generally vote together on fund- or trust-wide matters, except when required under federal securities laws to vote separately on matters that only affect a particular series or class, such as the approval of a distribution plan for a particular class.

Comparison of Distribution and Purchase, Redemption and Exchange Procedures

Distribution. Frontegra Strategies, LLC (“Frontegra”), located at 400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062 acts as the principal distributor of the Target Fund’s shares. Frontegra is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Under a Distribution Agreement with Frontier Funds, Frontegra acts as the Target Fund’s agent in connection with the continuous offering of shares of the Target Fund. Frontegra continuously distributes shares of the Target Fund on a best efforts basis. Frontegra has no obligation to sell any specific quantity of the Target Fund’s shares.

Calamos Financial Services LLC (“CFS”), located at 2020 Calamos Court, Naperville, Illinois 60563, will be the distributor and principal underwriter of the Acquiring Fund’s shares. CFS is a registered broker-dealer and is a member of FINRA. The Distributor is affiliated with Calamos through common ownership. Under a Distribution Agreement with the Acquiring Trust, CFS acts as the distributor and principal underwriter of the Acquiring Trust in connection with the continuous offering of shares of the Acquiring Fund. CFS continually distributes shares of the Acquiring Fund on a best efforts basis. CFS has no obligation to sell any specific quantity of the Acquiring Fund’s shares.

Frontier Funds, on behalf of the Target Fund’s Class Y shares, has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended (the “12b-1 Plan”). Pursuant to the 12b-1 Plan, the Target Fund may pay an annual fee of up to 0.25% of the average daily net asset value of the Class Y shares of the Target Fund to Frontegra for payments to financial intermediaries who perform activities or incur expenses intended to result in the sale of Class Y shares of the Target Fund. Because these fees are paid out of the Class Y shares’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost more than paying other types of sales charges.

Frontier Funds, on behalf of the Target Fund’s Service Class and Class Y shares, has adopted a shareholder servicing plan (the “Service Plan”). Pursuant to the Service Plan, the Service Class and Class Y shares of the Target Fund pay an annual shareholder servicing fee of up to 0.15% per year to Frontegra for payments to financial intermediaries who provide on-going account services to shareholders. Those services include establishing and maintaining shareholder accounts, mailing prospectuses, account statements and other Target Fund documents to shareholders, processing shareholder transactions and providing other recordkeeping, sub-accounting and administrative services for Service Class and Class Y shareholders. Service Class and Class Y shares of the Target Fund may also make payments to financial intermediaries for other platform fees such as initial set-up fees for new funds and/or share classes so that the underlying customers of the financial intermediaries may receive sub-transfer agent, administrative, recordkeeping, sub-accounting and other non-distribution services.

The Acquiring Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”), whereby Class A shares of the Acquiring Fund pay to CFS service and distribution fees of 0.25% of the average daily net assets of the class as described in the prospectus. No distribution or service fees are paid with respect to Class I shares. CFS may use the amount of such fees to defray the costs of commissions and service fees paid to broker-dealers and other financial intermediaries whose customers invest in shares of the Acquiring Fund and for other purposes.

Purchase Procedures. The purchase procedures for the Target Fund and the Acquiring Fund are similar. Investors may invest by contacting the Funds through a broker or other financial institution who sells shares of the Funds, or by mail, telephone or wire.

The minimum initial amount of investment in the Target Fund is $100,000 for Institutional Class shares, $10,000 for Service Class shares, and $1,000 for Class Y shares. Subsequent investments in the Target Fund may be made with a minimum investment amount of $1,000 for Institutional Class and Service Class shares and $50 for Class Y shares.

The minimum initial investment for shares of the Acquiring Fund will be $1,000,000 for Class I shares. For Class A shares the minimum initial investment is $2,500 or $500 for those investing through an IRA. The minimum subsequent investment amount for the Acquiring Fund’s Class A shares is $50. The Acquiring Fund’s Class I shares have no minimum subsequent investment.

The Target Fund will not accept payment in cash or money orders. The Target Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Target Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares. The Target Fund is unable to accept postdated checks, postdated on-line bill pay checks, or any conditional order or payment. Purchases must be made in U.S. dollars and all checks must be drawn on a U.S. bank. If your check does not clear, you will be charged a $25 service fee. You will also be responsible for any losses suffered by the Target Fund as a result. In the event a shareholder is unable to make the Target Fund whole in such a case, Timpani will generally be responsible for any losses, with the right to seek indemnification or contribution from other parties. All applications to purchase shares of the Target Fund are subject to acceptance by Frontier Funds and are not binding until so accepted. Frontier Funds reserves the right to reject an application in whole or in part.

You may purchase shares of the Acquiring Fund by sending a check payable to the Calamos Family of Funds, along with a completed account application, to the Acquiring Fund’s transfer agent: U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201. All checks must be drawn on a U.S. bank in U.S. funds. To prevent check fraud, the Acquiring Fund will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. The Acquiring Fund also will not accept payment in cash, money orders, post-dated checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any check or electronic funds transfer submitted for investment is returned, and the investor will be responsible for any resulting loss sustained by the Acquiring Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

Redemption Procedures. The Target Fund permits redemptions by mail, telephone and, for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. The Acquiring Fund will permit redemptions by mail, telephone, wire and for shares purchased through a financial intermediary, through a broker-dealer or other financial intermediary. Additionally, each Fund has also reserved the right to redeem shares “in kind.” Additional shareholder account information for the Acquiring Fund is set forth in Appendix C to this Proxy Statement.

Exchange Procedures. Shares of both the Target Fund and the Acquiring Fund may be exchanged for shares of the same class of another fund within the respective fund family. Since an exchange involves a concurrent purchase and redemption, please review the sections titled “Purchase Policies” and “Redemption Policies” in Appendix C to this Proxy Statement for additional limitations that apply to purchases and redemptions.

The eligibility and minimum investment requirement must be met for the class into which the shareholder is exchanging. Please refer to the section titled “Frequent Trading and Market Timing” in Appendix C to this Proxy Statement for information on the Acquiring Trust’s policies regarding frequent purchases, redemptions, and exchanges.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Calamos Advisors LLC

Investment management and certain other services are provided to the Acquiring Fund by Calamos pursuant to a Management Agreement (the “Management Agreement”) with the Acquiring Trust dated August 1, 2000, as amended to reflect the addition of new series to the Acquiring Trust. Calamos also furnishes office space, equipment and management personnel to the Trust. For more information, see the Q&A entitled “Who will manage the Fund?”

The Acquiring Fund pays Calamos a fee based on its average daily net assets that is accrued daily and paid on a monthly basis. The Acquiring Fund pays a fee on its average daily net assets at the annual rate of 0.90% on the first $500 million, 0.80% on the next $500 million, and 0.75% on average daily net assets in excess of $1 billion.

With respect to each fund within the same fund complex as the Acquiring Fund (each a “Calamos Fund”) that invests in shares of the Acquiring Fund, Calamos agrees to waive an amount equal to the portion of the advisory fee payable to the fund that is attributable to the Calamos Fund’s investment in the Acquiring Fund, based on daily net assets.

Calamos is a wholly owned subsidiary of Calamos Investments LLC (“CILLC”). Calamos Asset Management, Inc. (“CAM”) is the sole manager of CILLC. As of December 31, 2018, approximately 22% of the outstanding interests of CILLC was owned by CAM and the remaining approximately 78% of CILLC was owned by Calamos Partners LLC (“CPL”). CPL was owned by Calamos Family Partners, Inc. (“CFP”), John P. Calamos, Sr., and John S. Koudounis. CFP was owned by members of the Calamos family, including John P. Calamos, Sr. In addition, Mr. Koudounis has the option to purchase a controlling interest in CPL upon the death or permanent disability of John P. Calamos, Sr., provided Mr. Koudounis is then serving as Chief Executive Officer of CAM and CILLC. John P. Calamos, Sr., is an affiliated person of the Acquiring Fund and Calamos

Advisors by virtue of his position as Chairman, Trustee and President of the Trust and Chairman and Global Chief Investment Officer (“Global CIO”) of Calamos. John S. Koudounis, Robert F. Behan, Thomas E. Herman, J. Christopher Jackson and Curtis Holloway are affiliated persons of the Acquiring Fund and Calamos by virtue of their positions as Vice President; Vice President; Vice President; Vice President and Secretary; and Chief Financial Officer and Treasurer; of the Trust; respectively, and as Chief Executive Officer; President and Head of Global Distribution; Senior Vice President and Chief Financial Officer; Senior Vice President, General Counsel and Secretary; and Senior Vice President, Head of Fund Administration of Calamos, respectively.

Calamos has been named as a defendant in a complaint captioned Chill v. Calamos Advisors LLC, et al., which was filed in the United States District Court for the Southern District of New York on February 11, 2015 (the “Complaint”). The Complaint, which was filed by two shareholders of an open-end investment company advised by Calamos, also names as a defendant CFS (Calamos and CFS are referred to as the “Defendants”). The Complaint alleges that Calamos breached its fiduciary duty under Section 36(b) of the 1940 Act with respect to its receipt of advisory fees paid by the open-end investment company, and that the Defendants breached their fiduciary duties under Section 36(b) with respect to the receipt of distribution and servicing fees paid by the open-end investment company. The Complaint, which the plaintiffs purport to bring on behalf of the open-end investment company, does not relate to the Acquiring Fund. The Complaint requests relief in the form of (i) a declaration that the Defendants violated Section 36(b) of the 1940 Act, (ii) permanent enjoinment of the Defendants from further violating Section 36(b), (iii) compensatory damages, including repayment of excessive investment advisory fees and distribution fees, (iv) rescinding such open-end investment company’s investment management agreement and distribution plan and (v) reasonable costs. In April 2017, the parties stipulated to the dismissal, with prejudice, of plaintiffs’ claims that alleged excessive Rule 12b-1 distribution fees and extraction of additional compensation for investment advisory services. As a result, CFS was dismissed from this lawsuit. The stipulation was not the result of a settlement or compromise or the payment of any consideration by Defendants to plaintiffs or plaintiffs’ counsel.

The Defendants believe that the Complaint is without merit, and intend to defend themselves vigorously against the allegations. Calamos also believes that the Complaint will not have a material adverse effect on the ability of Calamos to perform its obligations under its investment management agreement with the Acquiring Fund. A bench trial was conducted in this case during the latter two weeks of November 2018 with closing arguments held in February 2019. The parties are awaiting the court’s decision.

On January 10, 2017, Calamos Asset Management, Inc. (“CAM” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Calamos Partners LLC, a Delaware limited liability company (“Parent”), and CPCM Acquisition, Inc., a Delaware corporation (“Offeror”) and wholly owned subsidiary of Parent, pursuant to which, among other things, (i) Offeror and Parent agreed to make a cash tender offer (the “Offer”) to purchase all of the outstanding shares of CAM’s Class A Common Stock, par value $0.01 per share (the “Shares”), at a purchase price of $8.25 per Share in cash (the “Offer Price”) and (ii) after the completion of the Offer and subject to the satisfaction or waiver of certain conditions, the Offeror would be merged with and into CAM, with CAM continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”). On February 21, 2017, pursuant to the Merger Agreement, Offeror merged with and into CAM, with CAM continuing as the surviving entity and a wholly-owned subsidiary of Parent. The Merger was effected pursuant to Section 251(h) of the General Corporation Law of the State of Delaware pursuant to which no stockholder vote was required to consummate the Merger. Each outstanding Share that was not tendered and accepted pursuant to the Offer (other than Shares held in the treasury of Calamos, or that were owned at the commencement of the Offer by Offeror and certain of its affiliates, or owned by any stockholder that properly demanded and perfected appraisal rights) was cancelled and converted into the right to receive cash consideration (without interest) in an amount equal to the Offer Price. The following litigation is pending and relates to the Merger.

In Re Calamos Asset Management, Inc. Stockholder Litigation, Consolidated, C.A. No. 2017-0058 (Court of Chancery, State of Delaware) (the “Consolidated Class Action”) — In July 2017 five previously filed and outstanding putative stockholder class action lawsuits were consolidated into a single action. The operative

Complaint in the Consolidated Class Action was filed in May 2017 and was titled, Schechter, et al. v. John P. Calamos, Sr., John Koudounis, Calamos Family Partners LLC, Calamos Partners, LLC and CPCM Acquisition, Inc., C.A. No. 2017-0356 (Court of Chancery, State of Delaware). The operative Complaint alleges, among other things, that in developing, negotiating, and carrying out the Offer and the Merger, the defendants exploited their control of CAM, breached the fiduciary duties they owed to CAM and its shareholders, and deprived CAM’s stockholders of fair consideration for their shares. The alleged breaches of duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to certify a class of plaintiffs consisting of plaintiffs and all other former holders of CAM’s Class A stock (except for the defendants and their affiliates and successors in interest), and the Complaint seeks to recover for the putative class members certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre and post-judgment interest and reasonable attorneys’ and experts’ fees. A settlement in principle has been reached to resolve the Consolidated Class Action, as reflected in a memorandum of understanding (the “MOU”) embodying the principal terms of the settlement dated as of October 24, 2018, that was filed with the court on October 30, 2018. Counsel for Calamos and the class have filed a definitive settlement stipulation on January 11, 2019, which will effectuate the terms of the MOU, and which will ultimately be presented to the court for approval after notice to all shareholders. In a January 15, 2019 scheduling order, the court scheduled a hearing to consider the settlement and fee award for April 25, 2019. On April 3, 2019, counsel for the class plaintiffs filed papers with the court seeking approval of the settlement and an award of attorneys’ fees. The scheduling order provides that any stockholder objections to the settlement and fee award will not be considered unless they are filed no later than ten business days prior to the April 25, 2019 hearing date, unless otherwise ordered by the court. So far, only one such objection has been filed, by the Mangrove Partners Master Fund, Ltd. (“Mangrove”). Mangrove’s objection asserts that Mangrove should be allowed to opt out of the plaintiff class or settlement, that Mangrove’s fiduciary duty claims, described below, should not be incorporated into the settlement, and that the settlement and fee provisions are not fair to all stockholders. The Company expects that the class plaintiffs will respond to this objection; the Company may also submit a response to the objection.

In Re Appraisal of Calamos Asset Management, Inc., Consolidated C.A. No. 2017-0139-JTL (Court of Chancery, State of Delaware) (the “Consolidated Appraisal Action”) — In August 2017 two previously filed and outstanding appraisal actions were consolidated into a single action. The operative Petition in the Consolidated Appraisal Action was filed in February 2017 and was titled The Mangrove Partners Master Fund, Ltd v. Calamos Asset Management, Inc., C.A. No. 2017-0139 (Court of Chancery, State of Delaware). The operative Petition seeks an appraisal under Section 262 of the General Corporation Law of the State of Delaware (“DGCL”). Mangrove alleges it is the beneficial owner of 2,767,490 shares of Class A common stock of Calamos Asset Management, Inc. (“CAM”). (Fair Value Investments, Inc., the other appraisal petitioner, and together with Mangrove (the “Petitioners”), alleges it is the beneficial owner of 100 shares of Class A common stock of CAM.). The Petitioners allege that each properly demanded appraisal as to said shares and that Section 262 of the DGCL entitles Petitioners to direct payment by CAM of the fair value of Petitioners’ shares with interest and an award of costs, including attorneys’ fees and experts’ fees. CAM believes that the Petitioners’ allegations are without merit and will defend against them vigorously. Trial had been scheduled for February 2019, but the parties jointly requested and obtained an adjournment of the trial until July 2019 so that the parties can hold a mediation which is scheduled to begin in May 2019.

The Mangrove Partners Master Fund, Ltd. v. John P. Calamos, Sr., Calamos Family Partners, Inc., John S. Koudounis, Calamos Partners LLC and CPCM Acquisitions, Inc., C.A. No. 2018-0883, (Court of Chancery, State of Delaware) – In December 2018, Mangrove filed a complaint, in addition to its complaint seeking statutory appraisal of CAM shares, in which it alleges substantially similar allegations as raised in the Consolidated Class Action concerning alleged breaches of fiduciary duty. The alleged breaches of fiduciary duty include preventing CAM’s Special Committee (comprised of CAM’s independent board members) from negotiating with the defendants at arm’s length; withholding material information about CAM’s financial prospects from the Special Committee and CAM stockholders; and knowingly depressing CAM’s stock price during the period leading up to the Offer. Similar allegations are made separately against Messrs. Calamos and Koudounis, who also are alleged to have breached their fiduciary duties as directors and officers of CAM. The Complaint seeks to recover certain rescissory and compensatory damages in an amount to be proven at trial, as well as pre- and post-judgment interest and reasonable attorneys’ and experts’ fees. CAM believes that Mangrove’s allegations in its fiduciary duty action are without merit and expects that the defendants will defend against them vigorously.

On December 19, 2018, the court issued an Order consolidating Mangrove’s new fiduciary duty action with the Consolidated Class Action. The court’s Order noted that Mangrove is a member of the shareholder class in the Consolidated Class Action, and thus if the court approves the pending settlement in the Consolidated Class Action, then Mangrove’s fiduciary duty claims will be compromised by that settlement and extinguished. The court also indicated that Mangrove will not be permitted to maintain its own fiduciary duty action, separate from the Consolidated Class Action.

For purposes of the following cases, In Re Calamos Asset Management, Inc. Stockholder Litigation (“Class Action”) and In Re Appraisal of Calamos Asset Management, Inc. (the “Appraisal Actions”), shall collectively be referred to as the “Underlying Proceedings”

Calamos Asset Management, Inc. v. Travelers Casualty and Surety Company of America, Case No. N18C-09-055 PRW, filed in the Superior Court of the State of Delaware, on September 7, 2018, and removed to the United States District Court for the District of Delaware on September 28, 2018 (the “Delaware Declaratory Judgment Proceeding”) – Calamos Asset Management, Inc. (“CAM”) filed a lawsuit against Travelers Casualty and Surety Company of America (“Travelers”) seeking a court determination that Travelers is obligated to afford coverage under its excess Directors & Officers (“D&O”) liability insurance policy to CAM in connection with the Underlying Proceedings. The Travelers D&O policy has a policy period from October 27, 2016 through October 27, 2017 (the “Travelers Policy”). The limit of liability of the Travelers Policy is $10 million, which sits in excess to both a $10 million primary policy and a $10 million first excess policy written by XL Specialty Insurance Company (“XL”) and Continental Casualty Company (“CNA”), respectively. CAM alleges in this action that the Underlying Proceedings constitute a covered “claim” under the Travelers Policy. Travelers disagrees that any settlement of the Underlying Proceedings would constitute covered loss under the Travelers Policy. CAM seeks a declaratory judgment concerning coverage under the Travelers Policy for the Underlying Proceedings, as well as breach of contract damages, and such further relief as the Court deems just and proper. On September 28, 2018, Travelers removed the Delaware Declaratory Judgment Proceeding from state court to the federal district court in Delaware. Travelers has moved the federal district court in Delaware to transfer the Delaware Declaratory Judgment Proceeding to the United States District Court for the Northern District of Illinois, where Travelers has filed the Travelers Illinois Action, addressed below. CAM has opposed Travelers’ transfer motion and has moved the federal district court in Delaware to enjoin Travelers from prosecuting the Travelers Illinois Action.

Travelers Casualty and Surety Company of America v. Calamos Asset Management, Inc., John P. Calamos, Sr., John Koudounis, Calamos Family Partners, Inc., Calamos Partners, LLC, CPCM Acquisition Inc., Mangrove Partners Master Fund, Ltd., Fair Value Investments, Inc., Robert Schechter, and Rita M. Pachtel, Case No. 1:18-cv-06280, filed in the United States District Court for the Northern District of Illinois, Eastern Division, on September 13, 2018, with the complaint amended on September 14, 2018 (the “Travelers Illinois Action”). This lawsuit was filed by Travelers Casualty and Surety Company of America (“Travelers”) in response to the Delaware Declaratory Judgment Proceeding filed against Travelers by CAM. Travelers sought declaratory relief with respect to the same issues presented in the Delaware Declaratory Judgment Proceeding specifically, whether the Travelers Policy affords coverage to CAM in connection with the Underlying Proceedings. On November 19, 2018, CAM moved the Illinois federal district court to dismiss or stay the

Travelers Illinois Action, on grounds that it is duplicative of the first-filed Delaware Declaratory Judgment Proceeding, and on April 5, 2019, the court granted CAM’s motion to dismiss the Travelers Illinois Action.

Other Service Providers

State Street Bank and Trust Company (“State Street”), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts 02117-9130, is the custodian for the assets of the Acquiring Fund as well as the fund accounting agent for the Acquiring Fund.

U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201, serves as transfer agent and dividend paying agent for the Acquiring Fund.

CFS, a broker-dealer, serves as principal underwriter and distributor for the Acquiring Fund, subject to change by a majority of the “non-interested” trustees at any time. CFS is located at 2020 Calamos Court, Naperville, Illinois 60563-1493.

Tax Considerations

Dividends and distributions from the Acquiring Fund, whether received in shares or cash, generally are taxable to shareholders and must be reported on each shareholder’s federal income tax return. Dividends paid out of the Acquiring Fund’s investment company taxable income generally will be taxable to a U.S. shareholder as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and the Acquiring Fund’s distributor or Manager may pay the intermediary for the sale of Acquiring Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your individual financial adviser to recommend the Acquiring Fund over another investment. Ask your individual financial adviser or visit your intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT TIMPANI

Timpani is an investment adviser registered with the SEC. Timpani provides investment management services to high net worth individuals, investment companies and other institutional clients. Timpani has served as the Target Fund’s investment adviser since the Target Fund commenced operations on March 23, 2011. Timpani is majority-owned by Growth Investment Managers LLC, a holding company controlled by Brandon Nelson, President, Chief Investment Officer and a Director of Timpani, and the Target Fund’s portfolio manager. William D. Forsyth III is an equity owner of Frontier One LLC, a holding company and the minority owner of Timpani, and is a Director and President of Frontier Funds. Mr. Forsyth is also a Vice President and a Director of Timpani. Mr. Nelson and Mr. Forsyth will receive compensation from Calamos as indirect owners of Timpani as a result of Calamos’ acquisition of Timpani.

VOTING INFORMATION

Record Date, Voting Rights and Vote Required

Proxies are being solicited from the shareholders of the Target Fund by the Frontier Funds Board for the Special Meeting to be held on May 20, 2019, at 2:00 p.m. local time at the offices of Frontier Funds,

400 Skokie Boulevard, Suite 500, Northbrook, Illinois 60062, or at such later time made necessary by adjournment. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of the Plan.

April 8, 2019, has been established as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. The total number of issued and outstanding shares of beneficial interest of each class of the Target Fund is set forth below.

Outstanding Shares	Institutional Class Shares	Service Class Shares	Class Y Shares
Frontier Timpani Small Cap Growth Fund	2,975,861	12,708	242,641

Shareholders of record who own five percent or more of the Target Fund as of the Record Date are set forth on Appendix B to this Proxy Statement. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% or more of the Target Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Fund’s outstanding shares.

As of the Record Date, the Acquiring Fund did not have any shareholders of record because it had not commenced operations.

How to Vote

You may cast your vote by mail, via the internet, and by telephone as set forth below:

Mail:	To vote your proxy by mail, check the appropriate voting box on the reverse side of your proxy card(s), sign and date the card(s) and return it in the enclosed postage-prepaid envelope. If you sign, date and return the proxy card but give no voting instructions, the proxies will vote FOR the proposal.

Internet:	The web address and instructions for voting online can be found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Phone:	Automated Touchtone: the toll-free number for automated touchtone telephone voting can be found on the enclosed proxy card(s). You must have the control number found on the reverse side of your proxy card(s).

Representative: To cast your vote by phone with a proxy voting representative, call the toll-free number found on the enclosed proxy card(s). You will be required to provide your control number found on the reverse side of your proxy card(s).

Quorum and Method of Tabulation

All properly executed proxies received in time for the Special Meeting that are not subsequently revoked will be voted as specified in the proxy. If no instructions are given, a proxy will be voted in favor of the proposal.

You may revoke a proxy once it is given by providing written notice of revocation to William D. Forsyth III, President and Secretary of Frontier Funds. You may change your vote by submitting a subsequently executed and dated proxy card, by authorizing your proxy by telephone on a later date, or by attending the

Special Meeting and casting your vote in person. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy. If your shares are held of record by a broker-dealer and you wish to vote in person at the Special Meeting, you should obtain a legal proxy from your broker of record and present it to the Inspector of Elections at the Special Meeting.

The presence at the Special Meeting, in person or by proxy, of shareholders representing one-third of the shares outstanding and entitled to vote as of the Record Date constitutes a quorum for the Special Meeting. However, as indicated above, since the Proposal must be approved by a “majority of the outstanding voting securities” as defined under the 1940 Act, more than 50% of the Target Fund’s outstanding voting securities must be present in person or by proxy or have voted to approve the Proposal.

In determining whether a quorum is present, shares represented by proxies that reflect abstentions and “broker non-votes” will be counted as shares that are present and entitled to vote. Abstentions and broker non-votes have the effect of counting as a vote against the proposal. “Broker non-votes” are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

Adjournments; Other Business

If the necessary quorum to transact business is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes to approve the Reorganization have not been received, the persons named as proxies on the enclosed proxy card may propose that the Special Meeting be adjourned one or more times to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Special Meeting or represented by proxy. Abstentions and “broker non-votes” will not be counted for or against such proposal to adjourn. The persons named as proxies will vote those proxies that they are entitled to vote FOR the approval of the proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST the approval of the proposal against such an adjournment. Calamos will bear the costs of any adjournment. Any adjourned meeting may be held within a reasonable time after the date set for the original meeting without the necessity of further notice; however, such meeting date cannot be more than 120 days after the Record Date without further notice to shareholders of the Target Fund other than announcement at the Special Meeting.

The Special Meeting has been called to transact any business that properly comes before it. The only business that management of the Target Fund intends to present or knows that others will present is the Proposal to approve the Reorganization. If any other matters properly come before the Special Meeting, and on all matters incidental to the conduct of the Special Meeting, the persons named as proxies will vote the proxies in their discretion.

Solicitation of Proxies

The solicitation of proxies will occur principally by mail, but proxies may also be solicited by telephone, e-mail or other electronic means, facsimile or personal interview. If instructions are recorded by telephone, the person soliciting the proxies will use procedures designed to authenticate shareholders’ identities to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholder’s instructions have been properly recorded.

The cost of preparing, printing and mailing the enclosed proxy card and this proxy statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone, facsimile or telegraph, will be paid by Calamos. In addition to the solicitation by mail, certain officers and representatives of Frontier Funds, officers and employees of Timpani and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, e-mail or other electronic means, letter or facsimile. The Target Fund has retained AST Fund Solutions as proxy tabulator and to aid in the solicitation of proxies, at an anticipated cost of $16,000.

The Target Fund will not bear any expenses in connection with the Reorganization, including any costs of soliciting shareholder approval. All such expenses will be borne by Calamos.

Dissenters’ Rights

If the Reorganization is approved at the Special Meeting, shareholders of the Target Fund will not have the right to dissent and obtain payment of the fair value of their shares because the exercise of dissenters’ rights is subject to the forward pricing requirements of Rule 22c-1 under the 1940 Act, which supersedes state law. Shareholders of the Target Fund, however, have the right to redeem their shares at net asset value until the closing of the Reorganization. After the Reorganization, Target Fund shareholders will hold shares of the Acquiring Fund, which may also be redeemed at NAV.

OTHER INFORMATION

Other Business

The Frontier Funds Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

Next Meeting of Shareholders

The Target Fund does not hold regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in any proxy statement for a subsequent meeting of shareholders should send their written proposals to William D. Forsyth III, President and Secretary of Frontier Funds, 400 Skokie Boulevard, Suite 500, Northbrook Illinois 60062. Proposals must be delivered to the Secretary of Frontier Funds a reasonable time before we begin to print and send our proxy materials. Timely submission of a proposal does not necessarily mean that the proposal will be included.

Legal Matters

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the tax consequences of the Reorganization will be passed upon by Ropes & Gray LLP.

Information Filed With the SEC

Frontier Funds and the Acquiring Trust are subject to the information requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC. You also may obtain many of these documents by accessing the internet site for Frontier Funds at www.frontiermutualfunds.com and the Acquiring Trust at www.calamos.com. Text-only versions of all of the Trusts’ documents can be viewed online or downloaded from the EDGAR database on the SEC’s internet site at www.sec.gov. You can review and copy proxy material, reports and other information regarding the Funds by visiting the SEC’s Public Reference Room, Room 1580, 100 F Street NE, Washington, D.C. 20549, and at the following regional offices of the SEC: Atlanta – 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326; Boston – 33 Arch Street, 23rd Floor, Boston, MA 02110; Chicago – 175 West Jackson Blvd., Suite 900, Chicago, IL 60604; Denver – 1801 California Street, Suite 1500, Denver, CO 80202; Fort Worth – Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102;

Los Angeles – 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036; Miami – 801 Brickell Ave., Suite 1800, Miami, FL 33131; New York – 3 World Financial Center, Suite 400, New York, NY 10281; Philadelphia – 701 Market Street, Suite 2000, Philadelphia, PA 19106; Salt Lake City – 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101; and San Francisco – 44 Montgomery Street, Suite 2800, San Francisco, CA 94104. You can obtain copies, upon payment of a duplicating fee at prescribed rates, by sending an e-mail request to the Public Reference Branch, Office of Consumer Affairs and Information Services at the SEC at publicinfo@sec.gov or by writing the Public Reference Room at the address above. Information on the operations of the Public Reference Room may be obtained by calling 1-202-551-5850.

By Order of the Board of Directors of Frontier Funds, Inc.,

/s/ William D. Forsyth III

William D. Forsyth III

President and Secretary

April 15, 2019

APPENDIX A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

This AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is made as of this     day of             2019, by and between Calamos Investment Trust (“CIT”), a Massachusetts business trust, acting solely on behalf of its series Calamos Timpani Small Cap Growth Fund (“Acquiring Fund”), and Frontier Funds, Inc. (“Frontier”), a Maryland corporation, acting solely on behalf of its series Frontier Timpani Small Cap Growth Fund (“Target Fund”). Calamos Advisors LLC (“Buyer”), a Delaware limited liability company, joins this Agreement solely for purposes of paragraphs 9.2, 10.2, 14 and 16.1 to 16.4. Timpani Capital Management LLC, a Delaware corporation (“Timpani”), joins this Agreement solely for purposes of paragraphs 8.10, 9.2, 10.2, 14, and 16.1 to 16.4.

WHEREAS, the Acquiring Fund is a series of CIT, an open-end management investment company registered pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Target Fund is a series of Frontier, an open-end management investment company registered pursuant to the 1940 Act;

WHEREAS, the Acquiring Fund is newly organized for the purpose of acquiring the Assets and Liabilities (each term as defined in Section 1.2 below) of the Target Fund;

WHEREAS, the Acquiring Fund is, and will be at the time of Closing, a shell series created for the purpose of acquiring the Assets and assuming the Liabilities of the Target Fund, and, prior to the Closing, will not commence operations or carry on any business activities (other than such activities as are customary to the organization of a new series of a registered investment company prior to its commencement of investment operations);

WHEREAS, Schedule A attached hereto shows the Acquiring Fund and its classes of shares of beneficial interest (no par value) (“Acquiring Fund Shares”) and the Target Fund with its classes of shares of common stock ($0.01 par value) (“Target Fund Shares”);

WHEREAS, throughout this Agreement, the term “Acquiring Fund Shares” should be read to include the class of shares of the Acquiring Fund and the reference to Acquiring Fund Shares in connection with the Target Fund should be read to include the class of the Acquiring Fund that corresponds to the relevant class of the Target Fund as identified on Schedule A;

WHEREAS, it is intended that, for United States federal income tax purposes (i) the transactions contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund constitute a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and (ii) this Agreement constitutes a plan of reorganization within the meaning of Section 368 of the Code and Treasury Regulations Section 1.368-2(g);

WHEREAS, the reorganization will involve the Target Fund changing its identity, form, and place of organization — by converting from a series of Frontier to a series of CIT — by (1) transferring all its assets to the Acquiring Fund (which is being established solely for the purpose of acquiring those assets and continuing Target Fund’s business) in exchange solely for voting Acquiring Fund Shares and the Acquiring Fund’s assumption of all of the Target Fund’s Liabilities (defined below), (2) distributing those Acquiring Fund Shares pro rata to the Target Fund’s shareholders in exchange for their Target Fund Shares therein and in complete liquidation thereof, and (3) terminating the Target Fund, all on the terms and conditions set forth herein (all the foregoing transactions being referred to herein collectively as the “Reorganization”);

WHEREAS, the Target Fund currently owns securities and other investments that are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Board of Trustees of CIT (the “CIT Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of CIT (the “Independent Trustees”), has determined, with respect to the Acquiring Fund, that the acquisition of all of the assets of the Target Fund in exchange solely for Acquiring Fund Shares and the assumption of all Liabilities of the Target Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of a Reorganization;

WHEREAS, the Board of Directors of Frontier (the “Frontier Board”), including a majority of its members who are not “interested persons” (as that term is defined in the 1940 Act) of Frontier (“Independent Directors”), has determined, with respect to the Target Fund, that the sale, assignment, conveyance, transfer, and delivery of all of the assets of the Target Fund in exchange solely for the Acquiring Fund Shares and the assumption of all Liabilities (as defined below) of the Target Fund by the Acquiring Fund is in the best interests of the Target Fund and that the interests of the existing shareholders of the Target Fund will not be diluted as a result of the Reorganization; and

WHEREAS, in this Agreement, any references to the Acquiring Fund or Target Fund taking action shall mean and include all necessary actions of CIT or Frontier, as applicable, on behalf of the Acquiring Fund or Target Fund, unless the context of this Agreement or the 1940 Act requires otherwise;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSFER OF ASSETS OF THE TARGET FUND TO THE ACQUIRING FUND IN EXCHANGE FOR ACQUIRING FUND SHARES, AND THE ASSUMPTION OF TARGET FUND LIABILITIES BY THE ACQUIRING FUND; TERMINATION OF THE TARGET FUND

1.1.    Subject to the requisite approval of the Target Fund’s shareholders and the other terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Frontier, solely on behalf of the Target Fund, agrees to sell, assign, convey, transfer and deliver all of the Target Fund’s Assets, as defined and set forth in paragraph 1.2, to the Acquiring Fund, and CIT, solely on behalf of the Acquiring Fund, agrees in exchange therefor: (a) to deliver to the Target Fund the number, determined in accordance with paragraph 2.1, of full and fractional Acquiring Fund Shares of each class equal to the number of full and fractional shares of the corresponding class of Target Fund Shares outstanding as of the time and date set forth in paragraph 3.1, and (b) to assume all Liabilities (as defined below) of the Target Fund. Such transactions shall take place on a closing date as provided for in paragraph 3.1 (the “Closing Date”). No sales load, contingent deferred sales charge, commission, redemption fee or other transactional fee will be charged as a result of the Reorganization. All Acquiring Fund Shares delivered to the Target Fund in connection with the Reorganization will have any sales charge waived.

1.2.    The property and assets of Frontier solely attributable to the Target Fund to be sold, assigned, conveyed, transferred and delivered to, and acquired by CIT, solely on behalf of the Acquiring Fund, shall consist of all assets and property of every kind and nature of the Target Fund including, without limitation, all rights, receivables (including dividend, interest, and other receivables), cash, cash equivalents, claims (whether absolute or contingent, known or unknown), securities, commodities and futures interests, goodwill and other intangible property, any prepaid expenses and all interests, rights, privileges, and powers, that the Target Fund owns at the Valuation Date (as defined in paragraph 2.1) (collectively, “Assets”). CIT, solely on behalf of the Acquiring Fund, shall assume all of the liabilities and obligations of the Target Fund, whether absolute or contingent, known or unknown, accrued or unaccrued (collectively, “Liabilities”). The Target Fund will sell, assign, convey, transfer and deliver to CIT, solely on behalf of the Acquiring Fund, any rights, payments, stock dividends, or other securities received by the Target Fund after the Closing Date as rights, payments, stock dividends or other distributions on or with respect to the Assets transferred, which rights, payments, stock dividends, and other securities shall be deemed included in the property and assets transferred to CIT, solely on behalf of the Acquiring Fund, at the Closing Date and shall not be separately valued, in which case any such distribution that remains unpaid as of the Closing Date shall be included in the determination of the value of the Assets of the Target Fund acquired by CIT on behalf of the Acquiring Fund.

1.3.    The Target Fund will use its best efforts to discharge all of its known Liabilities that are or will become due prior to the Closing Date.

1.4.    Immediately following the actions contemplated by paragraph 1.1, Frontier shall take such actions as may be necessary or appropriate to complete the termination of the Target Fund. To complete the termination of the Target Fund, Frontier, on behalf of the Target Fund, shall (a) on the Closing Date, distribute to the shareholders of record of the Target Fund Shares as of the Closing Date (“Target Fund Shareholders”), on a pro rata basis within the share class, the class of Acquiring Fund Shares received by Frontier, solely on behalf of the Target Fund, pursuant to paragraph 1.1, (b) on the Closing Date, cancel the Target Fund Shares, and (c) terminate the Target Fund as a series of Frontier, in accordance with Maryland law. Such distribution and cancellation shall be accomplished, with respect to the Target Fund Shares, by the transfer on the Closing Date of the class of Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders. The aggregate net asset value of the Acquiring Fund Shares to be so credited to the Target Fund Shareholders shall be equal, on a class by class basis, to the aggregate net asset value of the Target Fund Shares owned by Target Fund Shareholders on the Closing Date. All issued and outstanding Target Fund Shares will be cancelled on the books of the Target Fund. The Acquiring Fund shall not issue certificates representing any class of Acquiring Fund Shares in connection with such exchange.

1.5.    Ownership of Acquiring Fund Shares will be shown on the books of the transfer agent of the Acquiring Fund for the credit of the respective accounts of the Target Fund Shareholders as shown in Schedule A.

1.6.    Any reporting responsibility of the Target Fund for periods ending on or before the Closing Date, including, but not limited to, the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of Frontier, solely on behalf of the Target Fund, except as may be otherwise agreed to by the parties. The parties agree that the audit of the Acquiring Fund’s financial statements for the period ending on the Closing Date, together with related regulatory and tax filings and communications to shareholders for such period, shall be the responsibility of CIT, on behalf of the Acquiring Fund.

2.	VALUATION

2.1.    The value of the Assets and the amount of the Liabilities shall be determined as of the time for calculation of net asset value as set forth in the then-current prospectus for the Target Fund, on the Closing Date (the “Valuation Date”), computed using the valuation procedures established by the Frontier Board that conform in all material respects to those used by the Board of Trustees of CIT. All computations of value and amounts shall be made by (a) U.S. Bancorp Fund Services, LLC in its capacity as accounting agent for the Target Fund, or (b) in the case of securities subject to fair valuation, if any, in accordance with the valuation procedures of Frontier that conform in all material respects to those used by CIT. In the case of differences in valuation, the parties shall, in good faith, seek to resolve such differences prior to the Closing Date.

3.	CLOSING AND CLOSING DATE

3.1.    Subject to the terms and conditions set forth herein, the Closing Date shall be May 31, 2019, or such other date as the parties may agree. All acts taking place at the closing of the transactions provided for in this Agreement (“Closing”) shall be deemed to take place simultaneously as of the “close of business” on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time or such later time on that date as the Target Fund’s net asset value is calculated in accordance with paragraph 2.1. The Closing shall be held at the offices of Morgan, Lewis & Bockius LLP, located at 101 Park Avenue, New York, NY 10178-0060 or at such other time and/or place as the parties may agree.

3.2.    Frontier shall direct U.S. Bank, N.A. (the “Custodian”) to transfer ownership of the Assets, at the time of the Closing, from the accounts of the Target Fund that the Custodian maintains as custodian for the Target Fund to the accounts of the Acquiring Fund. The Target Fund’s portfolio securities represented by a certificate or other written instrument shall be transferred and delivered by the Target Fund as of the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver to the account of CIT with respect to the Acquiring Fund, the Assets of the Target Fund as of the Closing Date by book entry or physical certificate, in accordance with the customary practices of the Custodian and of the securities depository, in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act. The cash to be transferred by the Target Fund shall be delivered by wire transfer of federal funds or by book entry as directed by the Custodian on the Closing Date.

3.3.    Frontier shall direct U.S. Bancorp Fund Services, LLC, in its capacity as the transfer agent for the Target Fund (the “Transfer Agent”), to deliver to CIT at the Closing a certificate of an authorized officer stating that its delivered files containing the name and address of each Target Fund Shareholder and the number and percentage ownership of the outstanding class of Target Fund Shares owned by such shareholder immediately prior to the Closing. The Acquiring Fund shall deliver to the Secretary of Frontier, on behalf of the Target Fund, a confirmation evidencing that (a) the appropriate number of Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund pursuant to paragraph 1.1 prior to the actions contemplated by paragraph 1.4 and (b) the appropriate number of Acquiring Fund Shares have been credited to the accounts of the Target Fund Shareholders on the books of the Acquiring Fund pursuant to paragraph 1.4. At the Closing, the Target Fund and Acquiring Fund shall deliver to the Target Fund or Acquiring Fund, as applicable, such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as the Target Fund or Acquiring Fund, as applicable, or its counsel may reasonably request.

3.4.    In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund (an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both an appropriate officer of Frontier and an appropriate officer of CIT, accurate appraisal of the value of the net assets of the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading on the Exchange shall have been resumed without restriction or disruption, reporting shall have been restored and accurate appraisal of the value of the net assets of the Target Fund is practicable in the judgment of Frontier and CIT, or such later dates as may be mutually agreed in writing by an authorized officer of each party.

4.	REPRESENTATIONS AND WARRANTIES

4.1.    Frontier, on behalf of the Target Fund, represents and warrants, to CIT, solely on behalf of the Acquiring Fund, as follows:

(a)    The Target Fund is duly established as a series of Frontier, which is a corporation duly organized, validly existing and in good standing under the laws of the state of Maryland, with power under its Articles of Incorporation, as amended or supplemented (the “Articles of Incorporation”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. Frontier has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.1(e).

(b)    Frontier is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Target Fund Shares under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect and the Target Fund is in compliance in all material respects with the 1940 Act and 1933 Act and rules and regulations thereunder.

(c)    Frontier and the Target Fund have maintained, or have caused to be maintained on their behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(d)    Frontier has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(e)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Target Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(f)    The current prospectus and statement of additional information of the Target Fund (true and correct copies of which have been delivered to the Acquiring Fund) and each prospectus and statement of additional information of the Target Fund used at all times between the commencement of operations of the Target Fund and the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact relating to the Target Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(g)    The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information.

(h)    On the Closing Date, Frontier, solely on behalf of the Target Fund, will have good and marketable title to the Assets and full right, power and authority to sell, assign, convey, transfer, and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, CIT, solely on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, excluding such restrictions as might arise under the 1933 Act.

(i)    The Target Fund is not engaged currently, and the execution, delivery, and performance of this Agreement by Frontier, solely on behalf of the Target Fund, will not result, in a material violation of Maryland law or of the Articles of Incorporation or the bylaws of Frontier, as amended (“Bylaws”), or of any agreement, indenture, instrument, contract, lease or other undertaking to which Frontier, on behalf of the Target Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by Frontier, on behalf of the Target Fund, will not result in the acceleration of any material obligation other than those described in Schedule 4.1, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which Frontier, on behalf of the Target Fund, is a party or by which it is bound.

(j)    All material contracts or other commitments of the Target Fund (other than this Agreement and contracts or other commitments entered into in order to effect the transactions contemplated by this Agreement, certain investment contracts, including options, futures, swaps and forward contracts and those contracts listed in Schedule 4.1) will terminate without liability to the Target Fund on or prior to the Closing Date other than (1) any amounts accrued for on the books of the Target Fund on the Closing Date for the payment of all known liabilities of the Target Fund to its service providers and (2) any conversion fees to be imposed by the Target Fund’s service providers that will be borne by Buyer under this Agreement. The contracts listed in Schedule 4.1 are valid, binding and enforceable obligations of the Target Fund and, to the Target Fund’s knowledge, of the other parties thereto (assuming due authorization, execution and delivery by the other parties thereto) and any assignment of such contract by the Target Fund to the Acquiring Fund will not result in the termination of such contract, any breach or default thereunder by the Target Fund or the imposition of any penalty thereunder.

(k)    No litigation or administrative proceeding or investigation before any court, governmental body or the Financial Industry Regulatory Authority, Inc. (“FINRA”) is pending or, to the knowledge of Frontier, threatened against Frontier, with respect to the Target Fund or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Target Fund’s business. Frontier, on behalf of the Target Fund, is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects the Target Fund’s business or the ability of Frontier to consummate the transactions herein contemplated on behalf of the Target Fund.

(l)    The Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund for the most recently completed fiscal year of the Target Fund prior to the date of this Agreement have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements (true and correct copies of which have been furnished to CIT) present fairly, in all material respects, the financial condition of the Target Fund as of such date and for such period in accordance with GAAP, and there are no known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date that are not disclosed therein. The unaudited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets and Schedule of Investments of the Target Fund as at the last day of and for the most recently completed fiscal half year of the Target Fund following the date of the audited annual statements referenced above are in accordance with GAAP consistently applied, and such statements (true and correct copies of which have been, or will be, furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Target Fund, and all known contingent, accrued or other liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date are disclosed therein.

(m)    Since the last day of the most recently completed fiscal year of the Target Fund prior to the date of this Agreement, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness for money borrowed maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (m), a decline in net asset value per share of Target Fund Shares due to declines in market values of securities held by the Target Fund, the discharge of Target Fund liabilities, or the redemption of Target Fund Shares by Target Fund Shareholders shall not constitute a material adverse change.

(n)    On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Target Fund required by law to have been filed by such date (taking into account any extensions) shall have been filed and shall be correct in all material respects, and all federal and other taxes which are due and payable by the Target Fund shall have been timely paid or provision shall have been made for the timely payment thereof.    The Target Fund is not currently under audit and no assessment has been asserted with respect to the Target Fund or its tax returns. The Target Fund is not liable for taxes of any person other than itself (excluding in its capacity as a withholding agent). The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date and it will not change its taxable year end prior to the Closing Date.

(o)    The Target Fund is a separate series of Frontier, and is treated as a corporation separate from any and all other series of Frontier under Section 851(g) of the Code. For each taxable year of its operation (including the taxable year of its operation that includes the Closing Date), the Target Fund has met the requirements of Subchapter M of Chapter 1 of the Code for qualification and treatment as a “regulated investment company,” has had in effect an election to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. The Target Fund has not at any time since its inception been liable for nor is now liable for any material income or excise tax pursuant to Section 852 or 4982 of the Code. There is no other tax liability (foreign, state, local) except as accrued on the Target Fund’s books. The Target Fund has no earnings and profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply. The Target Fund will not be subject to corporate-level taxation on the sale of any assets currently held by it as a result of the application of Section 337(d) of the Code and the regulations thereunder. All dividends paid by the Target Fund at any time prior to the Closing Date shall have been deductible pursuant to the dividends paid deduction under Section 562 of the Code. Except as otherwise disclosed in writing to the Acquiring Fund, the Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of dividends and other distributions on and redemptions of its capital stock and has withheld in respect of dividends and other distributions and paid to the proper taxing authority all taxes required to be withheld, and is not liable for any penalties which could be imposed thereunder.

(p)    All issued and outstanding Target Fund Shares are, and on the Closing Date will be, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by Frontier, have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Target Fund, as provided in paragraph 3.3. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Target Fund Shares, nor is there outstanding any security convertible into any of the Target Fund Shares, other than (i) rights of reinvestment of dividends and capital gains distributions of the Target Fund and (ii) rights of exchange of shares of other Frontier Funds, Inc. mutual fund shares into shares of the Target Fund and rights of exchange between the share classes of the Target Fund.

(q)    The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of the Frontier Board, on behalf of the Target Fund, and, subject to the approval of the Target Fund Shareholders, this Agreement constitutes a valid and binding obligation of Frontier, on behalf of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(r)    Except as otherwise disclosed to the Acquiring Fund, the Target Fund’s representations as set forth in subparagraph (b), above, will remain true on the effective date of the Registration Statement (as defined in paragraph 5.5) and through the date of the meeting of the Target Fund Shareholders contemplated therein and on the Closing Date. The information to be furnished by Frontier for use in the Registration Statement, the proxy statement and prospectus (“Proxy Statement”) to be included in the Registration Statement, and other documents filed or to be filed with any federal, state, or local regulatory authority (including FINRA) that may be necessary in connection with the transactions contemplated hereby will be accurate and complete in all material respects and will comply in all material respects with federal securities laws and other laws and regulations.

(s)    The Target Fund is not a party to any material contract not filed as an exhibit to Frontier’s registration statement on Form N-1A or otherwise disclosed in writing to the Acquiring Fund on Schedule 4.1.

(t)    The Acquiring Fund Shares to be acquired by the Target Fund hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

4.2.    CIT, solely on behalf of the Acquiring Fund, represents and warrants to Frontier, on behalf of the Target Fund as follows:

(a)    The Acquiring Fund is duly established as a series of CIT, which is a Massachusetts business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with the power under its Declaration of Trust, as amended and supplemented (the “CIT Declaration”), to own all of its assets and to carry on its business as it is being conducted as of the date hereof. CIT is duly qualified to do business as a foreign corporation (or other entity, as prescribed by applicable law) in the jurisdiction in which the conduct of its business makes such qualification necessary except where the failure to so qualify would not have a material adverse effect on the condition (financial or otherwise), business, properties, net assets or results of operations of CIT. CIT has all necessary federal, state and local authorizations to carry on its business as now being conducted and to fulfill the terms of this Agreement, except as described in paragraph 4.2(c).

(b)    CIT is a registered open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act, and the registration of each class of Acquiring Fund Shares to be issued in connection with the Reorganization under the 1933 Act, is in full force and effect or will be in full force and effect as of the Closing Date and the Acquiring Fund is in compliance in all material respects with the 1940 Act and 1933 Act and the rules and regulations thereunder.

(c)    No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, state securities laws and the Hart-Scott-Rodino Act, which shall have been obtained on or prior to the Closing Date.

(d)    As of the Closing Date, the current prospectus and statement of additional information of the Acquiring Fund collectively, as amended or supplemented from time to time, will conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(e)    The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement by CIT, on behalf of the Acquiring Fund, will not result, in a material violation of Massachusetts law or CIT Declaration or the bylaws of CIT, as amended (“CIT Bylaws”) or of any agreement, indenture, instrument, contract, lease or other undertaking to which CIT, solely on behalf of the Acquiring Fund, is a party or by which it is bound, and the execution, delivery and performance of this Agreement by CIT, on behalf of the Acquiring Fund, will not result in the acceleration of any material obligation, or the imposition of any material penalty, under any agreement, indenture, instrument, contract, lease, other undertaking, judgment or decree to which CIT, on behalf of the Acquiring Fund, is a party or by which it is bound.

(f)    No litigation or administrative proceeding or investigation before any court or governmental body is pending or, to CIT’s knowledge, threatened against CIT or any of its properties or assets, that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Acquiring Fund’s business. CIT is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects CIT’s business or CIT’s ability to consummate the transactions herein contemplated on behalf of the Acquiring Fund.

(g)    The Acquiring Fund’s current prospectus and statement of additional information (true and correct copies of which have been delivered to the Target Fund) conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact relating to the Acquiring Fund required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(h)    The Acquiring Fund was established in order to effect the transactions described in this Agreement and, immediately following the Reorganization, will be treated as a corporation separate from the other series of the CIT under Section 851(g) of the Code. The Acquiring Fund has not previously filed a federal income tax return. However, the Acquiring Fund will timely file a federal income tax return as a “regulated investment company” for the taxable year that includes the Closing Date and will take all steps necessary to ensure that it qualifies for treatment as a “regulated investment company” under Sections 851 and 852 of the Code for that taxable year. The Acquiring Fund will have no current or accumulated earnings and profits as of the Closing Date. To the knowledge of CIT, the Acquiring Fund will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company from and including the taxable year that includes the Closing Date and will be eligible to, and will, compute its federal income tax under Section 852 of the Code.

(i)    All Acquiring Fund Shares will be, upon consummation of the Reorganization, duly authorized and validly and legally issued and outstanding, fully paid and non-assessable by CIT and will have been offered and sold in any state or territory (including, without limitation, the District of Columbia) in which they have been offered or sold, in compliance in all material respects with applicable registration requirements of all applicable federal and state securities laws. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(j)    The execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by all necessary action on the part of CIT Board, on behalf of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of CIT, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(k)    The Proxy Statement to be included in the Registration Statement (as defined in paragraph 5.5), insofar as it relates to CIT, the Acquiring Fund and the Acquiring Fund Shares, from the effective date of the Registration Statement through the date of the meeting of Target Fund Shareholders and on the Closing Date, will (i) not contain any statement which, at the time and in the light of the circumstances under which it is made, is false or misleading with respect to any material fact, or which omits to state any material fact necessary to make the statements therein not false or misleading (provided that this representation and warranty shall not apply to statements in or omissions from the Proxy Statement made in reliance upon and in conformity with information that was furnished by Frontier, for use therein) and (ii) comply in all material respects with the provisions of the 1933 Act and the 1940 Act and the rules and regulations thereunder. The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including FINRA), as may be prepared in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(l)    The Acquiring Fund currently has no assets other than de minimis assets received in connection with the issuance of one share of the Acquiring Fund to facilitate its organization, has carried on no business activities prior to the date hereof other than as necessary to facilitate its organization as a new series of CIT prior to its commencement of operations, and will have carried on no other business activities prior to the consummation of the transactions described herein. Any assets held by the Acquiring Fund in connection with the facilitation of the organization of the Acquiring Fund have always been held by the Acquiring Fund in a non-interest bearing account.

(m)    The minute books and other similar records of CIT as made available to the Target Fund prior to the execution of this Agreement contain a true and complete record in all material respects of all actions taken at all meetings and by all written consents in lieu of meetings of the shareholders of CIT and of the Acquiring Fund, and CIT Board and committees of CIT Board.

(n)    CIT and the Acquiring Fund have maintained, or caused to be maintained on its behalf, in all material respects, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder and such books and records are true and correct in all material respects.

(o)    CIT has adopted and implemented written policies and procedures in accordance with Rule 38a-1 under the 1940 Act.

(p)    The due diligence materials of the Acquiring Fund made available to the Target Fund, the Frontier Board and Frontier Funds legal counsel in response to the request to the request from Godfrey & Kahn, S.C. to CIT and Calamos dated January 22, 2019, together with the financial information of Calamos Investments LLC provided in response to a supplemental request, as they relate to CIT, the Acquiring Fund and Buyer, are, to the knowledge of CIT and Buyer, true and correct in all material respects and contain no material misstatements or omissions. For the purposes of this paragraph 4.2(p), “knowledge” shall mean actual knowledge.

5.	COVENANTS

Frontier, solely on behalf of the Target Fund, and CIT, solely on behalf of the Acquiring Fund, hereby further covenant as follows:

5.1.    The Target Fund and the Acquiring Fund will each operate its business in the ordinary course and shall comply in all material respects with all applicable laws, rules and regulations between the date hereof and the Closing Date, it being understood that, with respect to the Target Fund, such ordinary course of business will include purchases and sales of portfolio securities and other instruments, sales and redemptions of Target Fund Shares and the declaration and payment of customary dividends and other distributions, and any other distribution that may be advisable, and with respect to the Acquiring Fund, it shall be limited to such actions that are customary to the organization of a new series prior to its commencement of operations.

5.2.    Frontier will call and hold a meeting of the Target Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. As soon as reasonably practicable after the Closing, Frontier shall (a) distribute to the Target Fund Shareholders, on a pro rata basis within the share class, the class of Acquiring Fund Shares received by Frontier, on behalf of the Target Fund, pursuant to paragraph 1.1 in cancellation of Target Fund Shares in accordance with Maryland law and (b) terminate the Target Fund as a series of Frontier as described in paragraph 1.4. In the event that the Target Fund receives insufficient votes from shareholders, the meeting may be adjourned or postponed as permitted under Frontier’s Articles of Incorporation, Bylaws, applicable law and the Proxy Statement in order to permit further solicitation of proxies.

5.3.    Frontier, on behalf of the Target Fund, will assist in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund Shares.

5.4.    Subject to the provisions of this Agreement, Frontier, solely on behalf of the Target Fund, and CIT, solely on behalf of the Acquiring Fund, will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.5.    CIT, solely on behalf of the Acquiring Fund, shall prepare and file a Registration Statement on Form N-14 in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder with respect to the Reorganization (the “Registration Statement”). Frontier, solely on behalf of the Target Fund, will provide to the Acquiring Fund such information regarding the Target Fund as may be requested by CIT for the preparation of the Registration Statement.

5.6.    Frontier, solely on behalf of the Target Fund, and CIT, solely on behalf of the Acquiring Fund, will use all reasonable efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable. Frontier and CIT shall use commercially reasonable efforts to make its officers available upon reasonable notice at reasonable times to provide explanation of any documents or information provided under this Agreement to the extent such officer is familiar with such documents or information.

5.7.    Frontier, solely on behalf of the Target Fund, will, from time to time, as and when reasonably requested by the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as CIT, solely on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm CIT’s title to and possession of all the Assets, and to otherwise carry out the intent and purpose of this Agreement.

5.8.    CIT, on behalf of the Acquiring Fund, will use all reasonable efforts to obtain such approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue the Acquiring Fund’s operations after the Closing Date.

5.9.    It is the intention of the parties that the transactions contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund shall qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the parties to this Agreement shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code.

5.10.    At or before the Closing, the Acquiring Fund shall redeem all shares of the Acquiring Fund issued prior to the Closing for the price at which those shares were issued, such that the shareholders and assets of the Acquiring Fund immediately after the Closing will be the same as the shareholders and assets of the Target Fund immediately before the Closing.

5.11.    If any tax return required to be filed by the Target Fund for its fiscal year ended June 30, 2018 has not been filed by the Closing Date, Frontier shall prepare and timely file with the relevant taxing authorities all such tax returns and Frontier shall make available to CIT drafts of such tax returns at least one week prior to filing such tax returns. Frontier will at Closing, or as promptly as practicable following the Closing, provide CIT with: (i) a statement of the respective adjusted tax basis of all investments to be transferred to the Acquiring Fund; (ii) a copy of any other tax books and records of the Target Fund necessary for purposes of preparing any tax returns, schedules, forms, statements or related documents required by law to be filed by the Acquiring Fund after the Closing; and (iii) such other information as CIT may reasonably request concerning tax matters with respect to Target Fund.

5.12.    (a) CIT agrees that for a period of three (3) years after the Closing Date, CIT will maintain the composition of its Board of Trustees so that at least 75% of the board members of the Acquiring Fund or CIT, as applicable, are not “interested persons” (as defined in the 1940 Act) of Buyer (or of any other entity that will act as investment adviser to the Acquiring Fund or any successor) or Timpani; and (b) Buyer agrees that neither Buyer nor any of its affiliates (or any other entity that will act as investment adviser to the Acquiring Fund or any successor) will impose an “unfair burden” (within the meaning of Section 15(f) of the 1940 Act) on the Acquiring Fund (or any successor) as a result of the transactions contemplated hereby.

5.13.    CIT, on behalf of the Acquiring Fund, shall cause Target Fund shareholders who receive shares of the Acquiring Fund in the Reorganization to 1) remain eligible to be an investor in the applicable class of the

Acquiring Fund notwithstanding any higher investment minimums or eligibility requirements applicable to that class as compared to the corresponding class of the Target Fund and 2) be able to purchase additional shares of the applicable class of the Acquiring Fund following the Reorganization with a waiver of any sales load or additional investment minimums.

5.14.    CIT, on behalf of the Acquiring Fund, shall have entered into an investment advisory agreement with Buyer, which agreement shall have been approved by the CIT Board and by the Acquiring Fund’s initial shareholder.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF FRONTIER, ON BEHALF OF THE TARGET FUND

The obligations of Frontier, solely on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject, at Frontier’s election, to the following conditions:

6.1.    All representations and warranties of CIT, solely on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

6.2.    CIT, solely on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by CIT, solely on behalf of the Acquiring Fund, on or before the Closing Date.

6.3.    CIT, solely on behalf of the Acquiring Fund, shall have executed and delivered an assumption of the Liabilities and all such other agreements and instruments as Frontier may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) CIT’s assumption of all of the Liabilities, and to otherwise carry out the intent and purpose of this Agreement.

6.4.    CIT, solely on behalf of the Acquiring Fund, shall have delivered to Frontier, solely on behalf of the Target Fund, a certificate executed in the name of CIT, solely on behalf of the Acquiring Fund, by CIT’s President or Vice President and its Treasurer, in a form reasonably satisfactory to the Target Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 6.1 and 6.2 and as to such other matters as the Target Fund shall reasonably request.

6.5.    Frontier, solely on behalf of the Target Fund, shall have received from the transfer agent of the Acquiring Fund a certificate stating that it has received from CIT the number of full and fractional Acquiring Fund Shares of the class equal in value to the value of the class of the Target Fund as of the time and date set forth in paragraph 3.1 and has credited an appropriate number of Acquiring Fund shares to each Target Fund shareholder’s account on the books of the Acquiring Fund.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF CIT, ON BEHALF OF THE ACQUIRING FUND

The obligations of CIT, solely on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at CIT’s election, to the following conditions:

7.1.    All representations and warranties of Frontier, solely on behalf of the Target Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date.

7.2.    Frontier, solely on behalf of the Target Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by Frontier, solely on behalf of the Target Fund, on or before the Closing Date.

7.3.    Frontier, solely on behalf of the Target Fund, shall have delivered to the Acquiring Fund a Statement of Assets and Liabilities of the Target Fund as of the Closing Date, including a schedule of investments, certified by the Treasurer of Frontier solely on behalf of the Target Fund. Frontier, solely on behalf of the Target Fund, shall have executed and delivered all such assignments and other instruments of transfer as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm (a) the Target Fund’s title to and possession of the Acquiring Fund Shares to be delivered hereunder and (b) the Acquiring Fund’s title to and possession of all the Assets and to otherwise carry out the intent and purpose of this Agreement.

7.4.    Frontier, solely on behalf of the Target Fund, shall have delivered to the Acquiring Fund a certificate executed in the name of Frontier, solely on behalf of the Target Fund, by Frontier’s President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, as to the matters set forth in paragraphs 7.1 and 7.2 and as to such other matters as the Acquiring Fund shall reasonably request.

7.5.    If Frontier and CIT determine that the Reorganization does not qualify as a “reorganization” under Section 368(a)(1)(F) of the Code, the Target Fund will have declared and paid dividends sufficient to distribute substantially all of (a) the sum of (i) its net tax-exempt income, (ii) its investment company taxable income (as defined in the Code, computed without regard to any deduction for dividends paid) and (iii) any net capital gain (as defined in the Code), and (b) any other amounts as necessary in the case for all taxable years ending on or before the Closing Date, as dividends qualifying for the dividends-paid deduction under Section 562 of the Code, such that the Target Fund will have no tax liability under Section 852 or Section 4982 of the Code for any taxable year ending on or before the Closing Date. Frontier and CIT shall cooperate prior to the Closing to make such determination.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE PARTIES

The respective obligations of CIT, the Acquiring Fund, Frontier and the Target Fund are subject to the further conditions that on or before the Closing Date:

8.1.    This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund, in accordance with the provisions of the 1940 Act and the Articles of Incorporation, the Bylaws, and Maryland law, as applicable, and a signed copy of the report of the inspector of elections evidencing such approval, if any such approval is required, shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, Frontier may not waive the condition set forth in this paragraph 8.1.

8.2.    The Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by CIT Board and the Agreement, the transactions contemplated herein and the filing of the Proxy Statement shall have been approved by the Frontier Board, and each party shall have delivered to the other party a copy of the resolutions approving this Agreement adopted by the other party’s Board, certified by the Secretary or an equivalent officer.

8.3.    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, nor instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and, to the knowledge of the parties hereto, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.4.    All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities) deemed necessary by Frontier, solely on behalf of the Target Fund, and CIT, solely on behalf of the Acquiring Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or Target Fund.

8.5.    The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.6.    The Acquiring Fund’s registration statement on Form N-1A shall have become effective under the 1933 Act and the 1940 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act or the 1940 Act.

8.7.    No litigation or administrative proceeding or investigation before any court or governmental body shall be presently pending or, to the knowledge of any party hereto, threatened against a party or any of its properties or assets that, if adversely determined, would materially and adversely affect its business or its ability to consummate the transactions herein contemplated.

8.8.    With respect to the Reorganization, Frontier, solely on behalf of the Target Fund, and CIT, on behalf of the Acquiring Fund, shall have received a favorable opinion of Ropes & Gray LLP dated on the Closing Date (which opinion will be subject to certain qualifications) satisfactory to both parties substantially to the effect that, on the basis of the existing provisions of the Code, Treasury Regulations promulgated thereunder, current administrative rules, and court decisions, generally for U.S. federal income tax purposes:

(a)    The acquisition by the Acquiring Fund of the Assets of the Target Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities of the Target Fund, followed by the distribution by the Target Fund to the Target Fund Shareholders of Acquiring Fund Shares in complete termination of the Target Fund, all pursuant to the Agreement, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and each of the Acquiring Fund and the Target Fund will be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b)    No gain or loss will be recognized by the Target Fund (i) upon the transfer of the Assets to the Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Liabilities, or (ii) upon the distribution of the Acquiring Fund Shares by the Target Fund to the Target Fund Shareholders in liquidation;

(c)    The tax basis of the Assets of the Target Fund acquired by the Acquiring Fund will be the same as the tax basis of such Assets in the hands of the Target Fund immediately prior to the transfer thereof;

(d)    The holding period of the Assets of the Target Fund acquired by the Acquiring Fund will include the period during which such Assets were held by the Target Fund;

(e)    No gain or loss will be recognized by the Acquiring Fund upon its receipt of the Assets solely in exchange for Acquiring Fund shares and the assumption of the Liabilities;

(f)    No gain or loss will be recognized by the Target Fund Shareholders upon the exchange of all their Target Fund Shares for Acquiring Fund Shares in complete liquidation of the Target Fund as part of the Reorganization;

(g)    The aggregate tax basis of the Acquiring Fund Shares that a Target Fund Shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Target Fund Shares exchanged therefor;

(h)    A Target Fund Shareholder’s holding period for the Acquiring Fund Shares received in the Reorganization will include the period for which such Target Fund Shareholder held the Target Fund Shares exchanged therefor, provided that the Target Fund Shareholder held such Target Fund Shares as capital assets on the date of the Reorganization; and

(i)    The Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The parties acknowledge that the opinion will be based on certain factual certifications made by Frontier and CIT and will also be based on customary assumptions; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above; and there is no assurance that the Internal Revenue Service or a court would agree with the opinion.

8.9.    The Reorganization of the Target Fund into the Acquiring Fund and the material attributes of the Acquiring Fund, including, but not limited to, its investment management agreement, Rule 12b-1 plan, sales charges, share classes, distribution agreement, transfer agent agreement, custody agreement, and independent registered public accounting firm, shall, in all material respects, be substantially as described in the Proxy Statement.

8.10.    Prior to the Closing, Timpani shall have arranged, or cause to be arranged, for insurance in favor of the Frontier Board for expenses, losses, claims, damages and liabilities that relate to the Target Fund for periods prior to the Closing Date upon such terms as may be reasonably acceptable to the Frontier Board.

8.11.    At any time prior to the Closing, any of the foregoing conditions of this Section 8 (except for paragraphs 8.1 and 8.7) may be jointly waived by the Frontier Board and the CIT Board, if, in the judgment of the Frontier Board, such waiver will not have a material adverse effect on the interests of the Target Fund Shareholders and if, in the judgment of CIT Board, such waiver will not have a material adverse effect on the interests of the Acquiring Fund.

8.12.    All of the conditions to the closing of the transactions contemplated by the Purchase Agreement among Buyer and Timpani, dated January 16, 2019 (the “Purchase Agreement”), shall be satisfied or waived.

9.	BROKER FEES AND EXPENSES

9.1.    CIT, solely on behalf of the Acquiring Fund, and Frontier, solely on behalf of the Target Fund, represent and warrant to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2.    Frontier, the Target Fund, Timpani, CIT and the Acquiring Fund agree that Frontier, the Target Fund, Timpani, CIT, and the Acquiring Fund will not bear any costs arising in connection with the transactions contemplated by this Agreement. The costs arising in connection with the transactions contemplated by this Agreement, whether or not the transactions contemplated hereby are concluded, shall be “costs and expenses” associated with or related to a Reorganization as set forth in Section 10.01 of the Purchase Agreement and the responsibility for payment of all such costs shall be borne by the Buyer. Such reorganization expenses to be borne by Buyer shall include, all reasonable and documented costs and expenses (i) of Target Fund counsel in connection with the Reorganization, (ii) relating to proxy solicitation costs incurred in connection with the Reorganization, (iii) relating to interim Frontier Board meetings incurred in connection with the Reorganization, and (iv) of the Custodian relating to the transactions contemplated by this Agreement. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the Target Fund’s or Acquiring Fund’s failure to qualify for treatment as a “regulated investment company” within the meaning of Section 851 of the Code or would prevent the Reorganization from qualifying as a reorganization within the meaning of Section 368(a) of the Code.

10.	ENTIRE AGREEMENT; TERMINATION AND SURVIVAL OF WARRANTIES

10.1.    CIT and Frontier agree that neither has made any representation, warranty or covenant, on behalf of either the Acquiring Fund or Target Fund, respectively, with respect to the matters set forth in this Agreement, not set forth herein and that this Agreement, together with the Non-Disclosure Agreement dated January 17, 2019, constitutes the entire agreement between the parties.

10.2.    Representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. Notwithstanding the foregoing sentence, the covenants to be performed after the Closing shall survive the Closing.

11.	TERMINATION

11.1.    This Agreement may be terminated and the transactions contemplated hereby may be abandoned by resolution of either the Frontier Board or CIT Board, at any time prior to the Closing Date, if circumstances should develop that, in the sole opinion of that Board, make proceeding with the Agreement inadvisable with respect to the Acquiring Fund or the Target Fund, respectively. In addition, this Agreement may be terminated at any time prior to the Closing Date:

(a)    by the written consent of the parties;

(b)    by Frontier (i) following a material breach by CIT of any of its representations, warranties or covenants contained in this Agreement, provided that CIT shall have been given the lesser of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 p.m. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon CIT or the Acquiring Fund; or

(c)    by CIT (i) following a material breach by Frontier of any of its representations, warranties or covenants contained in this Agreement, provided that Frontier shall have been given the lessor of a period of 10 business days from the date of the occurrence of such material breach or the period of time from the date of the occurrence of such material breach to 4:00 p.m. Eastern time on the business day prior to the Closing Date, to cure such breach and shall have failed to do so; or (ii) upon the occurrence of an event which has a material adverse effect upon Frontier or the Target Fund.

11.2.    If a party terminates this Agreement in accordance with this Section 11, other than a termination under Section 11.1(b) or (c) in connection with a willful breach, there shall be no liability for damages on the part of any party, or the trustees, directors or officers of such party. In the event of a termination under Section 11.1 (b) or (c) in connection with a willful breach, all remedies at law or in equity of the party adversely affected shall survive.

11.3.    At any time prior to the Closing Date, any of the terms or conditions of this Agreement (except for Section 8) may be waived by either Frontier or CIT, respectively (whichever is entitled to the benefit thereof). Such waiver shall be in writing and authorized by an officer of the waiving party. The failure of either party hereto to enforce at any time any of the provisions of this Agreement shall in no way be construed to be a waiver of any such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of either party thereafter to enforce every such provision. No waiver of any breach of this Agreement shall be held to be a waiver of any other or subsequent breach.

12.	AMENDMENTS

12.1.    This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable by the authorized officers of Frontier and CIT; provided, however, that following the meeting of the Target Fund Shareholders called by Frontier pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the class of Target Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.	NOTICES

13.1.    Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, electronic delivery (i.e., e-mail), personal service or prepaid or certified mail addressed to:

To the Acquiring Fund:

Calamos Investment Trust

2020 Calamos Court

Naperville, Illinois 60563

To the Target Fund:

Frontier Funds, Inc.

400 Skokie Blvd. Suite 500

Northbrook, IL 60062

Attention: President

14.	PUBLICITY/CONFIDENTIALITY

14.1.    Publicity. Any public announcements or similar publicity with respect to this Agreement or the transactions contemplated herein will be made at such time and in such manner as the parties mutually shall agree in writing, provided that nothing herein shall prevent either party from making such public announcements as may be required by law, in which case the party issuing such statement or communication shall use all commercially reasonable efforts to advise the other party prior to such issuance.

14.2.    Confidentiality. (a) Frontier, the Target Fund, CIT, the Acquiring Fund, Timpani, and Buyer (for purposes of this paragraph 14.2, the “Protected Persons”) will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all confidential information obtained from the other Protected Persons in connection with the transactions contemplated by this Agreement, except such information may be disclosed: (i) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method; (ii) where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Agreement, or as otherwise disclosed in connection with this Agreement; (iii) if required by court order or decree or applicable law; (iv) if it is publicly available through no act or failure to act of such party; (v) it if was already known to such party on a non-confidential basis on the date of receipt; (vi) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vii) if it is otherwise expressly provided for herein.

(a)    In the event of a termination of this Agreement, Frontier, the Target Fund, CIT, the Acquiring Fund, Timpani, and Buyer agree that they along with their employees, representative agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Agreement or otherwise, except such information may be disclosed: (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; (v) to governmental or regulatory bodies, judicial, or administrative order, subpoena, discovery request, regulatory request, regulatory examination, or similar method or (vi) if it is otherwise contemplated by this Agreement.

15.	CONSUMMATION OF THE REORGANIZATION

15.1.    The Reorganization is contingent upon the requisite approval by Target Fund Shareholders with respect to Reorganization.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; SEVERABILITY; ASSIGNMENT; LIMITATION OF LIABILITY

16.1.    The Article headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2.    This Agreement may be executed in any number of counterparts, any of which shall be deemed an original.

16.3.    This Agreement shall be governed by and construed and interpreted in accordance with the internal laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

16.4.    This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns, as well as transferees of a majority of a party’s assets, whether by dividend or otherwise, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5.    Consistent with its Articles of Incorporation and notwithstanding anything to the contrary contained in this Agreement or any confirmation or other document issued or delivered in connection with the Reorganization, the obligations of Frontier, including any amounts owed or liabilities incurred, with respect to the Target Fund, entered into in the name or on behalf of Frontier by any of its Directors, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Directors, officers, employees, agents or shareholders of Frontier, personally, but bind only the assets of Frontier belonging to the Target Fund and not from any other assets of the Frontier, and all persons dealing with any series or funds of Frontier must look solely to the assets of Target Fund. All references to Frontier shall be understood as references to Frontier acting solely on behalf of the Target Fund. A copy of Frontier’s Articles of Incorporation is on file with the Secretary of the State of Maryland, and notice is hereby given that neither this Agreement nor any other contract is binding upon any of the Directors, officers, or shareholders of Frontier individually.

16.6.    Consistent with the CIT Declaration and notwithstanding anything to the contrary contained in this Agreement or any confirmation or other document issued or delivered in connection with the Reorganization, the obligations of CIT, including any amounts owed or liabilities incurred, with respect to the Acquiring Fund, entered into in the name or on behalf of CIT by any of its Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of CIT, personally, but bind only the assets of CIT belonging to the Acquiring Fund and not from any other assets of the CIT, and all persons dealing with any series or funds of CIT must look solely to the assets of Acquiring Fund. All references to CIT shall be understood as references to CIT acting solely on behalf of the Acquiring Fund. A copy of the CIT Declaration is on file with the Secretary of the Commonwealth of Massachusetts, and notice is hereby given that neither this Agreement nor any other Contract is binding upon any of the Trustees, officers, or shareholders of the CIT individually.

IN WITNESS WHEREOF, each party hereto has caused this Agreement to be executed by its duly authorized officer.

CALAMOS INVESTMENT TRUST, solely on behalf of Calamos Timpani Small Cap Growth Fund

By:
FRONTIER FUNDS, INC.,

solely on behalf of Frontier Timpani Small Cap Growth Fund

By:

Solely for purposes of paragraphs 9.2, 10.2, 14 and 16.1 to 16.4 of the Agreement:

CALAMOS ADVISORS LLC

By:

Solely for purposes of paragraphs 8.10, 9.2, 10.2, 14 and 16.1 to 16.4 of the Agreement:

TIMPANI CAPITAL MANAGEMENT LLC

By:

SCHEDULE A

Frontier Timpani Small Cap Growth Fund	Calamos Timpani Small Cap Growth Fund
Institutional Class Shares	Class I

Service Class Shares	Class I Shares

Class Y Shares	Class A Shares

SCHEDULE 4.1

to

Agreement and Plan of Reorganization

None.

APPENDIX B

OWNERSHIP OF SHARES OF THE TARGET FUND

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of any class of shares of the Target Fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities of the Target Fund in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Target Fund. The actions of an entity or person that controls the Target Fund could have an effect on other shareholders. For instance, a control person may have effective voting control over the Target Fund or large redemptions by a control person could cause the Target Fund’s other shareholders to pay a higher pro rata portion of the Target Fund’s expenses.

As of the Record Date, the Target Fund’s shareholders of record and/or beneficial owners who owned 5% or more of any class of the Target Fund’s shares are set forth below.

Name and Address	Class	No. of Shares	Percent of Class
National Financial Services FBO Customers* 499 Washington Blvd., Apt. 4 Jersey City, NJ 07310	Timpani Small Cap Growth Fund – Institutional Class	1,764,223	59.58%

Charles Schwab & Company FBO Customers* 211 Main St. San Francisco, CA 94105	Timpani Small Cap Growth Fund – Institutional Class	6,541,117	21.46%

National Financial Services FBO Customers* 499 Washington Blvd., Apt. 4 Jersey City, NJ 07310	Timpani Small Cap Growth Fund – Service Class	11,920	93.80%

National Financial Services FBO Customers* 499 Washington Blvd., Apt. 4 Jersey City, NJ 07310	Timpani Small Cap Growth Fund – Class Y	181,071	74.62%

Charles Schwab & Company FBO Customers* 211 Main St. San Francisco, CA 94105	Timpani Small Cap Growth Fund – Class Y	52,252	21.53%

*	The Company believes that this entity, the holder of record of these shares, is not the beneficial owner of such shares.

As of the Record Date, the officers and Directors of Frontier Funds, as a group, owned of record or beneficially approximately 2.00% of the outstanding voting securities of the Target Fund.

Because the Acquiring Fund has not commenced operations as of the date of this Proxy Statement, as of the Record Date, there were no shareholders of record that owned 5% or more of the outstanding shares of the Acquiring Fund and the Officers and Trustees of the Acquiring Trust, as a group, did not own any shares of the Acquiring Fund.

B-1

APPENDIX C

VALUATION, PURCHASE, REDEMPTION AND TAX INFORMATION FOR THE ACQUIRING FUND

(References to the “Fund” in this Appendix C are to the Acquiring Fund)

Valuation of Acquiring Fund Shares

The Fund’s share price, or NAV, is determined as of the close of regular session trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open, in accordance with Rule 22c-1 of the 1940 Act. The NYSE is regularly closed on New Year’s Day, the third Mondays in January and February, Good Friday, the last Monday in May, Independence Day, Labor Day, Thanksgiving and Christmas.

The NAV per share for each class of Fund shares is calculated by dividing the pro rata share of the value of all of the securities and other assets of the Fund allocable to that class of Fund shares, less the liabilities allocable to that class, by the number of shares of the class outstanding. When shares are purchased or sold, the order is processed at the next NAV (plus any applicable sales charge) that is calculated on a day when the NYSE is open for trading, after receiving a purchase or sale order. Because the Fund may invest in securities that are primarily listed on foreign exchanges and trade on days when the Fund does not price its shares, the Fund’s NAV may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If shares are purchased or sold through an intermediary, it is the responsibility of that intermediary to transmit those orders to the Fund’s transfer agent so such orders will be received in a timely manner.

A purchase or sale order typically is accepted when the Fund’s transfer agent, an intermediary or plan record-keeper has received a completed application or appropriate instruction along with the intended investment, if applicable, and any other required documentation.

The valuation of the Fund’s portfolio securities is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Portfolio securities that are traded on U.S. securities exchanges, except option securities, are valued at the last current reported sales price at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV.

When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided an independent pricing agent previously approved by the board of trustees or by the counterparty to such option under the ultimate supervision of the board of trustees. Fixed-income securities are generally traded in the over-the-counter market and are valued by independent pricing services or by dealers who make markets in such securities.

Valuations of fixed income securities consider yield or price of bonds of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the NYSE is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

The Fund’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that the Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available.

Portfolio Holdings

A complete list of portfolio holdings as of the last business day of the preceding calendar month may be disclosed no earlier than 30 days after the end of the previous calendar month. A subset of the Fund’s portfolio security holdings “top ten” list may be disclosed no earlier than 10 days after the end of the previous calendar month. Portfolio attribution, any information relating to the Fund’s portfolio characteristics, such as, but not limited to, industries or sectors within the Fund, income distributions, potential capital gains, beta, average weighted average, current yield, or SEC yield may be disclosed on a ten (10) day lag.

Based on an internal exception process and review of conflicts of interest, the Fund may publicly disclose whether an individual security is, or is not, owned by the Fund if the Fund determine that the disclosure is not opposed to the best interests of shareholders and any conflicts of interest are addressed. Such an exception shall be reported to the Fund’s Board of Trustees at the next scheduled meeting.

A description of the Fund’s policies and procedures regarding the disclosure of portfolio holdings is available in the Fund’s SAI, which you may access on the Fund’s website at www.calamos.com.

Redemptions In Kind

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which they are obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any

90-day period for any one shareholder. Redemptions in excess of these amounts will normally be paid in cash, but may be paid wholly or partly by a distribution in kind of securities.

Frequent Trading and Market Timing

Excessive trading may present risks to the Fund’s long-term shareholders. Excessive trading into and out of the Fund can be disruptive to the portfolio, including with respect to the implementation of investment strategies. Excessive trading also may create taxable gains to remaining Fund shareholders and may increase Fund expenses, which may negatively impact investment returns for remaining shareholders.

Funds that invest in foreign securities may be at a greater risk for excessive trading. Some investors may seek to profit from the fact that foreign markets or exchanges normally close earlier in the day than do U.S. markets or exchanges. These investors may seek to engage in a practice known as pricing arbitrage to take advantage of information that becomes available after the close of the foreign markets or exchanges but before the Fund prices its shares, which may affect the prices of the foreign securities held by the Fund. Alternatively, some investors may attempt to benefit from stale pricing — when trading in a security held by the Fund is halted and does not resume prior to the time the Fund calculates its NAV. To the extent that the Fund does not accurately value securities, short-term arbitrage traders may dilute the Fund’s NAV, which may negatively impact long-term shareholders. Although the Fund has adopted policies and procedures intended to reduce their exposure to price arbitrage, stale pricing and other potential pricing inefficiencies, the Fund cannot entirely eliminate the potential for short-term arbitrage trades to dilute the value of Fund shares.

The Fund’s policy is against trading of Fund shares by Fund shareholders that is disruptive to the management of the Fund. In analyzing whether trading is disruptive, the Fund will consider the purpose of the trades, the effects on the Fund’s portfolio and shareholders, and the impact of any costs or administrative charges it may incur (net of any reimbursement by the shareholder). For certain redemption and reinvestment transactions in which the investment adviser or its affiliates may engage, see page 39 of the statement of additional information.

The Fund’s policy is against frequent purchases and redemptions of the Fund’s shares that are disruptive to the Fund’s portfolio. The Fund attempts to detect and deter excessive trading through the following methods:

•	imposing restrictions on trading or exchange privileges of investors the Fund believes are engaging in short-term or excessive trading, as described under “Transaction restrictions;”

•	utilizing fair valuation of securities, as described under “Valuation procedures;” and

•	monitoring trades.

Although the Fund will take steps to detect and deter abusive trading pursuant to the policies and procedures approved by the board of trustees, there are no assurances that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Fund may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries as discussed in the “Transaction restrictions” section.

Certain types of transactions will be exempt from the excessive trading policies and procedures. These exempt transactions are certain non-participant directed transactions in retirement plans, and purchases and redemptions by Calamos funds of funds.

The Fund’s policies and procedures regarding excessive trading may be modified by the Board of Trustees at any time.

Purchase and Redemption of Shares

If the Plan is approved, the Class I shares of the Acquiring Fund offered by this Proxy Statement will be distributed to shareholders of the Target Fund’s Institutional Class and Service Class Shares, and Class A shares of the Acquiring Fund offered by this Proxy Statement will be distributed to shareholders of the Target Fund’s Class Y shares. The Acquiring Trust does not accept accounts registered to foreign individuals or entities, including foreign correspondent accounts. The Fund does not conduct operations and is not offered for purchase outside of the United States.

How can I buy shares?

Class A and I shares

You may buy shares of the Fund by contacting us, your financial advisor, your financial intermediary or the broker-dealer that gave you this prospectus. Your financial advisor or another intermediary may charge for its services. You may purchase shares from us directly without any additional charges other than those described above. When you buy shares, be sure to specify whether you want Class A or Class I shares. For more information about the share classes available, please contact the financial intermediary through which you are purchasing Fund shares or call us toll free at (800) 582-6959. Please note that financial intermediaries may receive different compensation depending upon which class of shares they sell.

The offering price for shares will be based on the NAV per share, plus any applicable sales charge, next computed after receipt by the Fund’s transfer agent of your purchase order in good form on any day the New York Stock Exchange (the “NYSE”) is open for trading. Generally, if you place your order by 4:00 p.m. Eastern time, you will receive that day’s offering price. Orders placed after 4:00 p.m. Eastern time will receive the following business day’s offering price.

At the discretion of the Fund, an investor may be permitted to purchase shares of the Fund by transferring securities to the Fund that meet the Fund’s investment objective and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Fund’s net asset value at the time of the next determination of net asset value after such receipt. Shares issued by the Fund in exchange for securities will be issued at net asset value determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities after such transfers to the Fund will become the property of the Fund and must be delivered to the Fund by the investor upon receipt from the issuer. Investors that are permitted to transfer such securities may be required to recognize a taxable gain on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors’ basis therein but will not be permitted to recognize any loss. The Trust will not accept securities in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Fund’s investment portfolio and current market quotations are readily available for such securities; and (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act or under the laws of the country in which the principal market for such securities exists, or otherwise.

We generally do not sell Fund shares to investors residing outside the U.S., Puerto Rico, Guam and the U.S. Virgin Islands, even if they are U.S. citizens or lawful permanent residents of the U.S. We will sell shares to investors residing outside the U.S. if they have U.S. military APO or FPO addresses.

Generally, each purchase of shares is confirmed by a written statement mailed to the shareholder, without issuance of share certificates. You generally may buy shares using the following methods:

By mail

You may purchase shares of the Fund by sending a check payable to the Calamos Family of Funds, along with a completed account application, to the Fund’s transfer agent: U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201. A subsequent investment may be made by detaching the investment stub from your account statement and sending it, along with your check, in the envelope provided with your statement. If you do not have the investment stub, include the Fund name, your name, address, and account number on a separate piece of paper along with your check. All checks must be drawn on a U.S. bank in U.S. funds. To prevent check fraud, the Fund will not accept Treasury checks, credit card checks, traveler’s checks, starter checks or checks written by third parties for the purchase of shares. The Fund also will not accept payment in cash, money orders, post-dated checks, or conditional orders for the purchase of shares. A $25 charge will be imposed if any check or electronic funds transfer submitted for investment is returned, and the investor will be responsible for any resulting loss sustained by the Fund. If you purchase shares by check or by electronic funds transfer via the Automatic Clearing House (“ACH”) Network, and redeem them shortly thereafter, payment may be delayed until the transfer agent is reasonably assured that the check or purchase by ACH has been collected, which may take 15 days.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of purchase orders does not constitute receipt by the transfer agent of the Fund. Receipt of purchase orders is based on when the order is received at the transfer agent’s offices.

By telephone

Once you have established the Fund account, you may make subsequent purchases of $50 or more over the telephone by debiting your bank account, if this purchase option has been pre-authorized on your Fund account. To electronically debit your bank account, you must hold your account at a financial institution that is an ACH member. The Fund will initiate most electronic transfers from your bank account to pay for the share purchase within that same business day. Generally, if your order is received prior to 4 p.m. Eastern time, your shares will be purchased at the next applicable price calculated on the day your order is placed. To permit telephone purchases, your account must be open for 15 calendar days, and you must have authorized telephone purchases on your account application. Call us at (800) 582-6959 to purchase shares by telephone or to obtain an account application with the telephone purchase option. If you did not authorize telephone purchases on your original account application, you may request telephone purchases by submitting a request to the Fund’s transfer agent, in writing along with a voided check or savings account deposit slip, at U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

The Fund may modify or terminate the ability to purchase shares by telephone at any time, or from time to time, without notice to shareholders. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund. The Fund and its transfer agent will be liable for losses resulting from unauthorized telephone purchases only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

By wire

You may purchase shares by wiring funds from your bank. To establish and initially fund an account by wire, a completed account application is required before your wire can be accepted. You may mail or deliver by overnight mail your completed account application to the transfer agent. Upon receipt of your completed application, the transfer agent will establish an account for you. Your bank must include the name of the Fund you are purchasing, your Fund account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

U.S. Bank, N.A.

777 East Wisconsin Avenue

Milwaukee, WI 53202

ABA #075000022

Credit:

U.S. Bank Global Fund Services

Account #112-952-137

Further Credit:

(name of Fund to be purchased)

(account registration)

(account number)

Before sending any wire, please advise the Fund and its transfer agent of your intent to wire funds by calling us at (800) 582-6959. Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. Federal fund purchases will be accepted only on a day on which the Fund and the custodian are open for business. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

By exchange

You may exchange Class A shares of the Fund for Class A shares of another Fund in the Calamos Family of Funds or for Class III Fidelity Treasury Shares with no sales charge, if you have previously paid a sales charge on the shares you are exchanging. You may exchange Class III Fidelity Treasury Shares for Class A shares of the Fund without paying a sales charge, if you have previously paid a sales charge on the shares you are exchanging. You may exchange Class I shares of the Fund for Class I shares of another Fund in the Calamos Family of Funds or for Class I Fidelity Treasury Shares with no sales charge. In addition, you may exchange Class I Fidelity Treasury Shares for Class I shares of the Fund, provided you meet the eligibility requirements for Class I shares. See “Money market fund” above.

The registration of the account to which you are making an exchange must be exactly the same as that of the account from which the exchange is made, and the amount you exchange must meet any applicable minimum investment of the Fund being purchased. You may exchange your shares by writing to us at the Calamos Family of Funds, c/o U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201. If you have authorized telephone exchange on your account application, you may also exchange your shares by calling us at (800)582-6959. An exchange may also be made by instructing your financial advisor, who will communicate your instruction to us. An exchange transaction generally is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss.

The exchange privilege is not intended as a vehicle for short-term or excessive trading. Excessive or short-term exchange activity may interfere with portfolio management and have an adverse effect on all shareholders. Accordingly, the Fund may suspend or permanently terminate the exchange privileges of any investor who appears to be engaged in short-term or excessive trading. Although an investor may be precluded from utilizing the exchange privilege, an investor’s ability to redeem shares of the Fund for cash will not be affected.

By Automatic Investment Plan

If you own shares of the Fund, you may purchase additional shares of the Fund periodically through the Automatic Investment Plan. Under the Plan, after your initial investment, you may authorize the Fund to withdraw from your bank checking or savings account an amount that you wish to invest on a regularly scheduled basis, which must be for $50 or more. Your financial institution must be a member of the ACH Network to participate.

When purchasing shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your eligibility to purchase shares may be dependent upon the policies and procedures of your financial intermediary, including those regarding purchase features of the share class.

If you wish to enroll in this Plan, complete the appropriate form. To obtain the form, call (800) 582-6959. The Plan is not available to clients of financial advisors that offer similar investment services. The Fund may terminate or modify this privilege at any time. You may change your investment amount or terminate your participation in the Plan at any time by calling us at (800)582-6959 or by written notice to the transfer agent at least five calendar days prior to the effective date of the next transaction. A request to change bank information for this Plan may require a signature guarantee. If your order to purchase shares of the Fund is canceled because your electronic transfer does not clear, you will be charged a $25 service fee, and you will be responsible for any resulting loss incurred by the Fund.

How can I sell (redeem) shares?

Class A and Class I shares

You may redeem shares of the Fund by contacting us or your financial intermediary. Your financial intermediary may charge for its services. For shares held directly only, you may redeem shares from us directly without any additional charges other than those described below.

Once your written instructions to sell shares of the Fund have been received, you may not cancel or revoke your request. It is, therefore, very important that you call us at (800) 582-6959 if you have any questions about the requirements for selling shares before submitting your request.

Class A and Class I shares-Through your broker-dealer or financial intermediary (certain charges may apply)

Shares held for you in your broker-dealer’s and/or financial intermediary’s name must be sold through the broker-dealer and/or financial intermediary.

By writing to the Fund’s transfer agent

When your shares are held for you by the Fund’s transfer agent, you may sell your shares by sending a written request to: U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201. Your redemption request must:

1.	specify the Fund, your Fund account number and the number of shares or dollar amount to be redeemed, if less than all shares are to be redeemed;

2.	be signed by all owners exactly as their names appear on the account; and

3.	for each signature on the redemption request, include a signature guarantee, if necessary.

Certain types of accounts, such as a trust, corporate, nonprofit or retirement accounts, may require additional documentation for their redemption requests to be deemed to be in good order. In the case of shares held by a corporation, the redemption request must be signed in the name of the corporation by an officer whose title must be stated, and a certified bylaw provision or resolution of the board of directors authorizing the officer to so act may be required. In the case of a trust or partnership, the signature must include the name of the registered shareholder and the title of the person(s) signing on its behalf. Shareholders who have an IRA account must indicate on their written request whether or not to withhold federal income tax as redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Under certain circumstances, before shares can be redeemed, additional documents may be required in order to verify the authority of the person seeking to redeem.

In all instances, before submitting your written redemption request to the Funds’ transfer agent, you should first contact the Funds’ transfer agent by telephone at (800) 582-6959 to insure that you are providing all required documentation, as the status and type of your account and the amount to be redeemed will determine the requirements to be met. Please also see the “Signature Guarantee Program” section below for further details.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address. The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bank Global Fund Services post office box, of redemption requests does not constitute receipt by the transfer agent of the Fund. Receipt of redemption requests is based on when the request is received at the transfer agent’s offices.

By telephone

Unless the telephone redemption options were declined on your original account application, you may elect to redeem your shares by telephone and have proceeds sent by wire, ACH or check to your address of record by calling us at (800)582-6959. With either the telephone redemption by check or ACH options, you may sell up to $50,000 worth of shares per day. There is no dollar limit on redemption proceeds sent by wire when using a pre-authorized “telephone redemption by wire” account option (where a pre-authorized bank record is already on file). If you have changed the address of record on your account within the preceding 30 days, you may not redeem shares by telephone and have the proceeds sent by check to the address of record.

If you want redemption proceeds sent to your bank account by either wire transfer (at a current cost of $15 per transfer), or electronic funds transfer via the ACH Network at no cost, you must have selected these alternate payment types on the application. If you have authorized telephone redemptions on your original account application, but would like to change the predetermined bank to which proceeds are sent, please submit your request in writing with a signature guarantee or other acceptable form of authentication from a financial institution source, along with a voided check or savings account deposit slip for the new bank account. Only member banks may transmit funds via the ACH network.

If you declined telephone redemptions on your original account application, you may request the telephone redemption privilege at a later date by submitting a request in writing, which may require a signature guarantee or other acceptable form of authentication from a financial institution source. Please send your request along with a voided check or savings account deposit slip to have proceeds deposited directly into your bank account to U.S. Bank Global Fund Services, P.O. Box 701, Milwaukee, WI 53201.

To redeem shares from your account by telephone, call (800)582-6959. IRA investors will be asked whether or not to withhold federal income taxes from any distribution. To reduce the risk of fraudulent instruction and to ensure that instructions communicated by telephone are genuine, the Fund will send your redemption proceeds only to the address or bank/brokerage account as shown on their records. The Fund also may record a call, request more information and send written confirmation of telephone transactions. The Fund and its transfer agent will be liable for losses resulting from unauthorized telephone instructions only if the Fund does not follow reasonable procedures designed to verify the identity of the caller. Please verify the accuracy of each telephone transaction as soon as you receive your confirmation statement. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

During periods of volatile economic and market conditions, you may have difficulty making a redemption request by telephone, in which case you should make your redemption request in writing. Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction. Once you place a telephone transaction request, it cannot be cancelled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

By transmittal from a broker-dealer

Broker-dealers or other sales agents may communicate redemption orders by various means to the Fund’s transfer agent.

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

By systematic withdrawal plan

Under the Fund’s Systematic Withdrawal Plan, you may request that the Fund periodically redeem shares having a specified redemption value. In order to initiate the Systematic Withdrawal Plan, call (800) 582-6959 and request a systematic withdrawal form. Generally, your account must have a share balance of $25,000 or more. Withdrawal proceeds are likely to exceed dividends and distributions paid on shares in your account and therefore may deplete and eventually exhaust your account. The periodic payments are redemption proceeds and are taxable as such. The maximum annual rate at which Class A shares (applicable to shares purchased at NAV pursuant to the $1,000,000 purchase order privilege for two years after the time of purchase) may be redeemed under the Systematic Withdrawal Plan is 10% of the NAV of the account. Because a sales charge typically is imposed on purchases of Fund shares, you should not purchase shares while participating in the Systematic Withdrawal Plan. Generally, you may modify or terminate your Systematic Withdrawal Plan by calling us at (800) 582-6959 or by written notice to the transfer agent at least five calendar days prior to the effective date of the next withdrawal. You may have a check sent to your address of record or you may have proceeds sent to your predetermined bank account via electronic funds transfer through the ACH Network (which may require a signature guarantee).

When redeeming shares through a financial intermediary, you may not benefit from certain policies and procedures of the Fund as your ability to utilize certain redemption features may be dependent upon the policies and procedures of your financial intermediary, including those regarding redemption features of the share class.

By exchange

You may redeem all or any portion of your Class A and Class I shares of the Fund and use the proceeds to purchase shares of any of the other funds in the Calamos Family of Funds or Fidelity Treasury Shares if your signed, properly completed application is on file. An exchange transaction generally is considered a sale and purchase of shares for federal income tax purposes and may result in capital gain or loss. See “How can I buy shares? — By exchange” for more information about the exchange privilege.

Signature Guarantee Program

A signature guarantee is a guarantee that your signature is authentic. A signature guarantee is required for a variety of transactions including, but not limited to, requests for changes to your account or to the instructions for distribution of proceeds. We reserve the right to require a signature guarantee on any transaction at our discretion.

A signature guarantee is designed to protect shareholders and the Fund from fraud by verifying signatures. You can obtain a signature guarantee from most domestic banks, brokers, dealers including CFS, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). An assertion or attestation by a notary public is not a signature guarantee and will not be accepted in place of a signature guarantee.

Non-financial transactions including establishing or modifying certain services on an account may require a signature guarantee, signature verification from a Signature Validation Program member or other acceptable form of authentication from a financial institution source. The Fund reserves the right to waive any signature guarantee requirement at its discretion.

A signature guarantee, from a Medallion program member or a non-Medallion program member, is required in the following situations:

•	If ownership is being changed on your account;

•	When redemption proceeds are payable or sent to any person, address or bank account not on record;

•	Written requests to wire redemption proceeds (if not previously authorized on the account);

•	When a redemption is received by the transfer agent and the account address has changed within the last 30 calendar days;

•	For all redemptions in excess of $50,000 from any shareholder account.

Redemption requests

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests if consistent with the management of the Fund. These redemption methods will be used regularly and may also be used in stressed market conditions. The Fund reserves the right to redeem in-kind as described under “Redemption-in-kind”. Redemptions in-kind are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of large redemptions on the Fund and its remaining shareholders. Redemptions in-kind may be used regularly in circumstances as described above, and may also be used in stressed market conditions. The Fund may participate in the ReFlow liquidity program, as described in the statement of additional information, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares.

Redemption-in-kind

The Fund reserves the right to pay all or part of a redemption request through an in-kind payment (in the form of securities or other assets instead of cash) if the Adviser reasonably believes that a cash redemption would negatively affect the Fund’s operation or performance or that the redeeming shareholder may be engaged in market timing, frequent trading or other activity disruptive to portfolio management. Shares normally will be redeemed for cash, although the Fund retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interest of the remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in liquid portfolio securities rather than cash. If that occurs, the redeeming shareholder might incur brokerage and/or other transaction costs to convert the securities to cash.

Processing time

The Fund will send your redemption proceeds to you by check to the address of record or by wire to a predetermined bank or brokerage account. Redemption proceeds paid by wire will normally be sent on the next business day after receipt of the redemption request. The cost of the wire (currently $15) will be deducted from the redemption proceeds if you are redeeming all of your shares or only a specific number of shares. If you are redeeming a specific dollar amount, the wire fee will be deducted from the remaining balance in the account. You may also have proceeds sent directly to a predetermined bank or brokerage account via electronic funds transfer through the ACH Network if your bank or brokerage firm is an ACH member. There is no charge for an electronic funds transfer through the ACH Network and your proceeds will be credited to your account within two to three business days.

Proceeds from the sale of Fund shares will not be sent to you until the check or ACH purchase used to purchase the shares has cleared, which can take up to 15 calendar days after purchase. You may avoid this delay by buying shares with a wire transfer.

The Fund may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission.

Emergency Circumstances

Calamos may postpone the payment of redemption proceeds for up to seven calendar days from the date of redemption. In addition, the Fund can suspend and/or postpone payments of redemption proceeds beyond seven calendar days for:

(1)	any period during which the New York Stock Exchange is closed for other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted;

(2)

any period during which an emergency exists, as a result of which disposal of the securities owned is not reasonably practical or it is not reasonably practical for the Fund to fairly determine the value of its net assets; or

(3)	such other periods as the Securities and Exchange Commission may by order permit for the protection of security holders of the company.

Small accounts

Due to the relatively high cost of handling small accounts, the Fund may give you 30 days written notice that it intends to redeem your shares, at the NAV of those shares, if your account has a value of less than $500. This would not apply if your account value declined to less than $500 as a result of market fluctuations.

Distributions and Taxes

Dividends and capital gains distributions

You may receive two kinds of distributions from the Fund: dividends and capital gains distributions. Unless you requested on the account application or in writing that distributions be made in cash, all dividends and capital gains distributions are paid by crediting you with additional Fund shares of the same class you already own. In addition, under the same shareholder account registration and within the same share class, dividends and distributions from one Fund may be reinvested into another Fund, with this receiving Fund account being subject to the minimum initial investment requirements. These shares are valued at the next NAV per share that is computed after the dividend or distribution date. There is no sales charge applied. The Fund declares dividends annually. Distributions of capital gains, if any, are paid to shareholders by the Fund at least annually.

If a dividend check is returned undeliverable, or if a check remains outstanding for six months, the Fund reserves the right to reinvest those dividends in additional shares of the Fund at the current NAV and to designate the account as a dividend reinvestment account.

You may change the distribution option on your account at any time by calling us at (800)582-6959 or by written notice to the transfer agent at least five calendar days prior to the record date of the next distribution.

Taxes

You may realize a capital gain or capital loss when you redeem or exchange shares, provided you hold Fund shares as a capital asset. The gain or loss will be long-term or short-term, depending on how long you owned the Fund shares. In addition to federal income tax, you may also be subject to state and local taxes on the redemption or exchange of Fund shares, depending on the laws of your home state and locality.

You may be taxed on dividends from net investment income and capital gains distributions at different rates depending on your tax situation. Dividends paid by the Fund from net investment income generally are taxable to you as ordinary income, unless paid from “qualified dividend income,” as described below. Federal taxes on distributions of capital gains by the Fund are determined by how long the Fund owned the investments that generated the gains, rather than by how long you have owned your shares. Distributions of gains from investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends will generally be taxable to you as long-term capital gains. Distributions of gains from investments that the Fund owned for one year or less will generally be taxable to you as ordinary income. Annually, the Fund will advise you of the source of your distributions for tax purposes. Distributions to you are taxable even if they are paid from income or gains earned by the Fund before you invested in the Fund (and thus were included in the price paid for the Fund shares). Distributions are subject to federal income tax, whether received in cash or reinvested in additional Fund shares or shares of another fund, and may be subject to state or local taxes.

A portion of the dividends from net investment income paid by the Fund may be eligible for the reduced rate applicable to “qualified dividend income,” provided that the recipient of the dividend is an individual and that certain holding period and other requirements are met at both the shareholder and Fund level. No assurance can be given as to what portion of the dividends paid by the Fund will consist of “qualified dividend income.”

The dividends and distributions paid by the Fund are generally taxable to you as of the date of payment, except for those distributions declared and payable to shareholders of record on a date in October, November or December and paid in January of the next year. Such a distribution will be treated as though it were received on December 31 of the year in which it is declared.

Income and proceeds received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. The Fund’s return on investments subject to such taxes will be decreased. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the Fund’s assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions.

The Fund’s transactions in derivatives, as well as any of its hedging, short sale, securities loan or similar transactions may be subject to one or more special tax rules. These rules may affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders and thus taxes payable by shareholders.

The Fund may be required to withhold federal income tax (“backup withholding”) from payments to you if:

•	you fail to furnish your properly certified Social Security or other tax identification number;

•	you fail to certify that your tax identification number is correct or that you are not subject to backup withholding due to the underreporting of certain income; or

•	the Internal Revenue Service (“IRS”) informs the Fund that your tax identification number is incorrect.

These certifications are contained in the application that you complete and return when you open an account. The Fund must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for the Fund to reimburse you for amounts withheld. Backup withholding is not an additional tax. You may claim the amount withheld as a credit on your federal income tax return, provided you furnish the appropriate information to the IRS.

The above is only a summary of certain federal tax consequences of investing in the Fund. You should consult your tax adviser for more information about your own tax situation, including possible foreign, state, and local taxes.

Additional Information

The Fund’s Board of Trustees oversees generally the operations of the Fund. The Trust enters into contractual arrangements with various parties, including among others, the Fund’s manager, sub-advisor(s), custodian, transfer agent, and accountants, who provide services to the Fund. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This Proxy Statement provides information concerning the Fund that you should consider in determining whether to approve the Reorganization. Neither this Proxy Statement nor the SAI is intended, or should be read, to be or create an agreement or contract between the Trust or the Fund and any investor, or to create any rights in any shareholder or other person other than any rights under federal or state law that may not be waived. Nothing in this Proxy Statement, the SAI or the Fund’s reports to shareholders is intended to provide investment advice and should not be construed as investment advice.

Distribution and Service (Rule 12b-1) Plan

The Fund has a Distribution and Service Plan or “12b-1 Plan.” Under the plan, Class A shares pay a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the class. The distribution fees are for the sale of Fund shares, and the service fees are for services provided to shareholders. Since the Fund’s assets are used to pay 12b-1 fees on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than other types of sales charges. For more information about the 12b-1 Plan, please see the Fund’s statement of additional information.

Delivery of Documents

To reduce expenses, your financial institution may mail only one copy of such documents to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact your financial institution. Delivery of individual copies will commence thirty days after receiving your request.

APPENDIX D

FINANCIAL HIGHLIGHTS OF THE TARGET FUND

The Acquiring Fund has no financial highlights information of its own since it has not yet commenced operations. The Acquiring Fund will adopt the financial statements of the Target Fund. The financial highlights tables are intended to help you understand the Target Fund’s financial performance for the past five years and six months. Certain information reflects financial results for a single Fund share. The total returns in the Fund’s table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions).

INSTITUTIONAL CLASS SHARES

	Six Months Ended December 31, 2018		Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014
	(Unaudited)
Net Asset Value, Beginning of Period	$25.47		$18.80		$14.77		$18.58		$16.06		$13.22

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)		(0.20	)(1)	(0.10	)(1)	(0.12	)(1)	(0.16	)(1)	(0.14	)(1)

Net realized and unrealized gain (loss) on investments	(3.87)		6.87		4.13		(3.69)		2.68		3.32

Total Income (Loss) from Investment Operations	(3.98)		6.67		4.03		(3.81)		2.52		3.18

LESS DISTRIBUTIONS:
From net realized gain on investments	(1.42)										(0.34)

Total Distributions	(1.42)										(0.34)

Net Asset Value, End of Period	$20.07		$25.47		$18.80		$14.77		$18.58		$16.06

Total Return	(15.62	)%(3)	35.48%		27.29%		(20.51)%		15.62%		24.16%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$58,693		$69,095		$43,833		$52,595		$47,455		$13,478
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.34	%(4)	1.36%		1.36%		1.32%		1.52%		2.46%
Net of waivers and reimbursements	1.10	%(4)	1.10%		1.10%		1.10%		1.10%		1.10%
Ratio of net investment loss to average net assets:
Before waivers and reimbursements	(1.16	)%(4)	(1.18)%		(0.90)%		(0.99)%		(1.37)%		(2.26)%
Net of waivers and reimbursements	(0.92	)%(4)	(0.92)%		(0.64)%		(0.77)%		(0.95)%		(0.90)%
Portfolio turnover rate(2)	56	%(3)	126%		179%		156%		124%		173%

(1)	Per share net investment loss has been calculated using the daily average share method.
(2)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(3)	Not Annualized.
(4)	Annualized.

SERVICE CLASS SHARES

	Six Months Ended December 31, 2018		Year Ended June 30, 2018		Period Ended June 30, 2017(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$25.45		$18.80		$15.42

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss	(0.15)		(0.23	)(2)	(0.12	)(2)
Net realized and unrealized gain (loss) on investments	(3.83)		6.88		3.50
Total Income from Investment Operations	(3.98)		6.65		3.38

LESS DISTRIBUTIONS:
From net realized gain on investments	(1.42)		—		—

Total Distributions	(1.42)

Net Asset Value, End of Period	$20.05		$25.45		$18.80

Total Return	(15.63	)%(3)	35.37%		21.92	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in hundreds)	$2,348		$2,502		$1
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.44	%(4)	1.42%		292.37	%(4)
Net of waivers and reimbursements	1.20	%(4)	1.20%		1.10	%(4)
Ratio of net investment loss to average net assets:
Before waivers and reimbursements	(1.28	)%(4)	(1.20)%		(292.04	)%(4)
Net of waivers and reimbursements	(1.04	)(4)	(0.98)%		(0.77	)%(4)
Portfolio turnover rate(5)	56	%(3)	126%		179%

(1)	Commenced operations on July 15, 2016.
(2)	Per share net investment loss has been calculated using the daily average share method.
(3)	Not annualized.
(4)	Annualized.
(5)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

CLASS Y SHARES

	Six Months Ended December 31, 2018		Year Ended June 30, 2018		Year Ended June 30, 2017		Year Ended June 30, 2016		Year Ended June 30, 2015		Period Ended June 30, 2014(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$25.02		$18.54		$14.62		$18.48		$16.04		$16.35

INCOME (LOSS) FROM INVESTMENT OPERATIONS:

Net investment loss	(0.17)		(0.28	)(2)	(0.18	)(2)	(0.18	)(2)	(0.23	)(2)	(0.08	)(2)

Net realized and unrealized gain (loss) on investments	(3.77)		6.76		4.10		(3.68)		2.67		(0.23	)(3)

Total Income (Loss) from Investment Operations	(3.94)		6.48		3.92		(3.86)		2.44		(0.31)

LESS DISTRIBUTIONS
From net realized gain on investments	(1.42)		—		—		—		—		—

Total Distributions	(1.42)		—		—		—		—		—

Net Asset Value, End of Period	$19.66		$25.02		$18.54		$14.62		$18.48		$16.04

Total Return	(15.74	)%(4)	34.95%		26.81%		(20.84)%		15.15%		(1.90	)%(4)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)	$4,580		$5,890		$3,954		$3,369		$2,262		$1,215
Ratio of expenses to average net assets:
Before waivers and reimbursements	1.72	%(5)	1.74%		1.75%		1.70%		1.95%		2.73	%(5)
Net of waivers and reimbursements	1.50	%(5)	1.50%		1.50%		1.50%		1.50%		1.50	%(5)
Ratio of net investment loss to average net assets:
Before waivers and reimbursements	(1.54	)%(5)	(1.57)%		(1.35)%		(1.36)%		(1.82)%		(2.36	)%(5)
Net of waivers and reimbursements	(1.32	)%(5)	(1.33)%		(1.10)%		(1.16)%		(1.37)%		(1.13	)%(5)
Portfolio turnover rate(6)	56	%(4)	126%		179%		156%		124%		173%

(1)	Commenced operations on January 6, 2014.
(2)	Per share net investment loss has been calculated using the daily average share method.
(3)	Net realized and unrealized loss on investments does not reconcile with net realized and unrealized gain on investments in the Statement of Operations due to the timing of the Class Y inception.
(4)	Not annualized.
(5)	Annualized.
(6)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

STATEMENT OF ADDITIONAL INFORMATION

Frontier Timpani Small Cap Growth Fund

(the “Target Fund”)

a series of

Frontier Funds, Inc.

400 Skokie Boulevard, Suite 500

Northbrook, Illinois 60062

and

Calamos Timpani Small Cap Growth Fund

(the “Acquiring Fund”)

a series of

Calamos Investment Trust

(the “Trust”)

2020 Calamos Court

Naperville, Illinois 60563

(800) 582-6959

This Statement of Additional Information (the “SAI”), dated April 15, 2019, relates to the following proposed reorganization (the “Reorganization”):

1)	Reorganization of Frontier Timpani Small Cap Growth Fund into Calamos Timpani Small Cap Growth Fund

This SAI contains information which may be of interest to shareholders of the Target Fund but which is not included in the combined Prospectus/Proxy Statement dated April 15, 2019 (the “Prospectus/Proxy Statement”) which relates to the Reorganization. As described in the Prospectus/Proxy Statement, the Reorganization would involve the transfer of all the assets of the Target Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Target Fund by the Acquiring Fund. The Target Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation and termination of the Target Fund. This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Target Fund or the Acquiring Fund (each a “Fund” and collectively, the “Funds”) at c/o Calamos Advisors LLC, 2020 Calamos Court, Naperville, Illinois 60563, or by calling (800) 582-6959.

Documents Incorporated By Reference	3

Pro Forma Financial Information	3

DOCUMENTS INCORPORATED BY REFERENCE

This SAI consists of the information set forth below pertaining to the Acquiring Fund and Target Fund and the following described documents, each of which is incorporated by reference herein:

1.	Annual Report of Frontier Funds, Inc. for the year ended June 30, 2018.

2.	Semi-Annual Report of Frontier Funds, Inc. for the period ended December 31, 2018.

3.	Statement of Additional Information, dated April 15, 2019 for the Trust relating to the Calamos Timpani Small Cap Growth Fund.

4.	Statement of Additional Information, dated October 31, 2018 for Frontier Funds, Inc. relating to Frontier Timpani Small Cap Growth Fund as supplemented to date.

Pro Forma Financial Information

Pro forma financial information has not been prepared for the reorganization of the Target Fund into the Acquiring Fund because the Acquiring Fund is a newly organized shell series with no assets or liabilities that will commence investment operations upon completion of the Reorganization and continue the operations of the Target Fund. The Target Fund will be the accounting survivor after the Reorganization.

3

PART C.

OTHER INFORMATION

Item 15. Indemnification

Article VI of the Fourth Amended Agreement and Declaration of Trust of Calamos Investment Trust (the “Registrant”) (Exhibit 1, which is incorporated herein by reference) provides that the Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”)) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined, in one of the manners described below, that such Covered Person (i) did not act in good faith in the reasonable belief that such Covered Person’s action was in or not opposed to the best interests of the Trust or (ii) had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (either and both of the conduct described in (i) and (ii) being referred to hereafter as “Disabling Conduct”).

A determination that a Covered Person is entitled to indemnification despite allegations of Disabling Conduct may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding, or (b) an independent legal counsel in a written opinion.

Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason or any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Party ultimately will be found to be entitled to indemnification.

The Registrant, its trustees and officers, its investment adviser, the other investment companies advised by the adviser and certain persons affiliated with them are insured, within the limits and subject to the limitations of the insurance, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings. The insurance expressly excludes coverage for any trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been finally adjudicated or may be established or who willfully fails to act prudently.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Fourth Amended and Restated Agreement and Declaration of Trust, dated May 15, 2012 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2013).

(1)(b)	Amendment No. 1 to Fourth Amended and Restated Agreement and Declaration of Trust, dated February 26, 2013 (incorporated by reference to Exhibit (a)(1) to Post-Effective Amendment No. 78 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2013).

(1)(c)	Amendment No. 2 to Fourth Amended and Restated Agreement and Declaration of Trust, dated May 24, 2013 (incorporated by reference to Exhibit (a)(3) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(1)(d)	Amendment No. 3 to Fourth Amended and Restated Agreement and Declaration of Trust, dated July 19, 2013 (incorporated by reference to Exhibit (a)(4) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(1)(e)	Amendment No. 4 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 6, 2013 (incorporated by reference to Exhibit (a)(5) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(1)(f)	Amendment No. 5 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated February 14, 2014 (incorporated by reference to Exhibit (a)(6) to Post-Effective Amendment No. 90 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2014).

(1)(g)	Amendment No. 6 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 4, 2014 (incorporated by reference to Exhibit (a)(7) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(1)(h)	Amendment No. 7 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated November 9, 2015 (incorporated by reference to Exhibit (a)(8) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(1)(i)	Amendment No. 8 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated October 27, 2016 (incorporated by reference to Exhibit (a)(9) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(1)(j)	Amendment No. 9 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated February 7, 2017 (incorporated by reference to Exhibit (a)(10) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(1)(k)	Amendment No. 10 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated June 23, 2017 (incorporated by reference to Exhibit (a)(11) to Post-Effective Amendment No. 110 to Registrant’s Registration Statement on Form N-1A, filed on July 10, 2017).

(1)(l)	Amendment No. 11 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated

December 13, 2017 (incorporated by reference to Exhibit (a)(12) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(1)(m)	Amendment No. 12 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated May 15, 2018 (incorporated by reference to Exhibit (a)(13) to Post-Effective Amendment No. 115 to Registrant’s Registration Statement on Form N-1A, filed on June 15, 2018).

(1)(n)	Amendment No. 13 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated June 29, 2018 (incorporated by reference to Exhibit (a)(14) to Post-Effective Amendment No. 116 to Registrant’s Registration Statement on Form N-1A, filed on July 18, 2018).

(1)(o)	Amendment No. 14 to the Fourth Amended and Restated Agreement and Declaration of Trust, dated January 25, 2019 (incorporated by reference to Exhibit (a)(15) to Post-Effective Amendment No. 121 to Registrant’s Registration Statement on Form N-1A, filed on January 28, 2019).

(2)	Bylaws, as amended through September 22, 2015 (incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 97 to Registrant’s Registration Statement on Form N-1A, filed on November 6, 2015).

(3)	Not applicable.

(4)	Form of Agreements and Plans of Reorganization (filed herewith as Appendix A to the Prospectus/Proxy Statement).

(5)	See Articles IV and V of Exhibit (1), above.

(6)(a)	Management Agreement with Calamos Advisors LLC, dated December 13, 2004 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(6)(b)	Amendment, dated August 1, 2006, to Management Agreement, dated December 13, 2004, with Calamos Advisors LLC (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(6)(c)	Letter Agreement with Calamos Advisors LLC, dated March 7, 2008 (incorporated by reference to Exhibit (d)(3) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(6)(d)	Form of Notification to Calamos Asset Management, Inc. regarding Establishment of Calamos Opportunistic Value Fund (formerly known as the Calamos Mid Cap Value Fund) (incorporated by reference to Exhibit (d)(2) to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, filed on December 18, 2001).

(6)(e)	Notification to Calamos Asset Management, Inc. regarding Establishment of Calamos Focus Growth Fund, dated September 24, 2003 (Incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 74 to Registrant’s Registration Statement on Form N-1A, filed on February 25, 2011).

(6)(f)	Notification to Calamos Advisors LLC, regarding Establishment of Calamos Multi-Fund Blend, dated March 30, 2006 (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(6)(g)	Form of Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to
Exhibit (d)(6) to Post-Effective Amendment No. 47 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2006).

(6)(h)	Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(6)(i)	Notification to Calamos Advisors LLC, regarding Fee Schedule Amendment (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(6)(j)	Notification to Calamos Advisors LLC, regarding Establishment of Global Equity Fund, dated as of March 1, 2007 (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(6)(k)	Notification to Calamos Advisors LLC, regarding Establishment of Government Money Market Fund, dated May 8, 2007 (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2007).

(6)(l)	Notification to Calamos Advisors LLC, regarding Establishment of Total Return Bond Fund, dated June 15, 2007 (incorporated by reference to Exhibit (d)(10) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(6)(m)	Notification to Calamos Advisors LLC, regarding Establishment of 130/30 Equity Growth Fund and New World Growth Fund, dated March 7, 2008 (incorporated by reference to Exhibit (d)(11) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(6)(n)	Notification to Calamos Advisors LLC, regarding Establishment of Discovery Growth Fund, dated March 26, 2010 (incorporated by reference to Exhibit (d)(12) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(6)(o)	Notification to Calamos Advisors LLC, regarding Establishment of Long/Short Fund (incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2013).

(6)(p)	Notification to Calamos Advisors LLC, regarding Establishment of Dividend Growth Fund and Mid Cap Growth Fund (incorporated by reference to Exhibit (d)(14) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(6)(q)	Notification to Calamos Advisors LLC, regarding Establishment of Emerging Market Equity Fund (incorporated by reference to Exhibit (d)(15) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(6)(r)	Notification to Calamos Advisors LLC, regarding Establishment of Global Convertible Fund and Hedged Equity Income Fund (incorporated by reference to Exhibit (d)(17) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(6)(s)	Notification to Calamos Advisors LLC, regarding Establishment of Phineus Long/Short Fund (incorporated by reference to Exhibit (d)(19) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(6)(t)	Notification to Calamos Advisors LLC, regarding Establishment of Short Term Bond Fund (incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(6)(u)	Notification to Calamos Advisors LLC, regarding Establishment of Timpani Small Cap Growth Fund

(incorporated by reference to Exhibit (6)(u) to this Registration Statement on Form N-14, filed on March 14, 2019).

(6)(v)	Letter Agreement with Calamos Advisors LLC, dated December 19, 2013 (incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(6)(w)	Letter Agreement with Calamos Advisors LLC, dated March 26, 2010 (incorporated by reference to Exhibit (d)(13) to Post- Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(6)(x)	Letter Agreement with Calamos Advisors LLC, dated December 15, 2015 (incorporated by reference to Exhibit (d)(9) to Post- Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(6)(y)	Letter Agreement with Calamos Advisors LLC, dated June 21, 2017 (incorporated by reference to Exhibit (d)(21) to Post- Effective Amendment No. 110 to Registrant’s Registration Statement on Form N-1A, filed on July 10, 2017).

(6)(z)	Letter Agreement with Calamos Advisors LLC, dated June 29, 2018 (incorporated by reference to Exhibit (d)(20) to Post- Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, filed on February 22, 2019).

(6)(aa)	Letter Agreement with Calamos Advisors LLC, dated March 12, 2019 (incorporated by reference to Exhibit (6)(aa) to this Registration Statement on Form N-14, filed on March 14, 2019).

(6)(bb)	Organizational Expenses Agreement, dated September 24, 2003, relating to Focus Growth Fund (incorporated by reference to Exhibit (d)(5) to Post-Effective Amendment No. 34 to Registrant’s Registration Statement on Form N-1A, filed on November 28, 2003).

(6)(cc)	Organizational Expenses Agreement, dated December 13, 2004, relating to International Growth Fund (incorporated by reference to Exhibit (d)(8) to Post-Effective Amendment No. 41 to Registrant’s Registration Statement on Form N-1A, filed July 28, 2005).

(6)(dd)	Organizational Expenses Agreement, dated March 30, 2006, relating to Multi-Fund Equity (incorporated by reference to Exhibit (d)(9) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(6)(ee)	Organizational Expenses Agreement, dated as of March 1, 2007, relating to Global Equity Fund (incorporated by reference to Exhibit (d)(13) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(6)(ff)	Organizational Expenses Agreement, dated May 8, 2007, relating to Government Money Market Fund (incorporated by reference to Exhibit (d) (14) to Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A, filed on May 16, 2007).

(6)(gg)	Organizational Expenses Agreement, dated June 15, 2007, relating to Total Return Bond Fund (incorporated by reference to Exhibit (d)(16) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(6)(hh)	Organizational Expenses Agreement, dated March 7, 2008, relating to 130/30 Equity Growth Fund and New World Growth Fund (incorporated by reference to Exhibit (d)(18) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(6)(ii)	Organizational Expenses Agreement, dated December 16, 2009, relating to Discovery Growth Fund (incorporated by reference to Exhibit (d)(21) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(6)(jj)	Organizational Expenses Agreement, dated March 15, 2013, relating to Long/Short Fund (incorporated by reference to Exhibit (d)(23) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2013).

(6)(kk)	Organizational Expenses Agreement, dated June 21, 2013, relating to Dividend Growth Fund and Mid Cap Growth Fund (incorporated by reference to Exhibit (d)(25) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(6)(ll)	Organizational Expenses Agreement, dated December 19, 2013, relating to Emerging Market Equity Fund (incorporated by reference to Exhibit (d)(28) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(6)(mm)	Organizational Expenses Agreement, dated December 18, 2014, relating to Global Convertible and Hedged Equity Income Fund (incorporated by reference to Exhibit (d)(31) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(6)(nn)	Organizational Expenses Agreement, dated December 15, 2015, relating to Phineus Long/Short Fund (incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(6)(oo)	Organizational Expenses Agreement, dated June 29, 2018, relating to Short-Term Bond Fund (incorporated by reference to Exhibit (d)(34) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(7)(a)	Fifteenth Amended and Restated Distribution Agreement with Calamos Financial Services LLC (incorporated by reference to Exhibit (7)(a) to this Registration Statement on Form N-14, filed on March 14, 2019).

(7)(b)	Selling Group Agreement, revised September 2000 (incorporated by reference to Exhibit (e)(2) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2001).

(8)	Not applicable.

(9)(a)	Master Custodian Agreement with State Street Bank and Trust Company, dated September 11, 2009 (incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(9)(b)	Notification of Additional Funds, dated December 16, 2009, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(9)(c)	Notification of Additional Funds, dated March 15, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(9)(d)	Notification of Additional Funds, dated June 21, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(9)(e)	Notification of Additional Funds, dated December 19, 2013, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(5) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(9)(f)	Notification of Additional Funds, dated December 18, 2014, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(6) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(9)(g)	Notification of Additional Fund, dated January 21, 2016, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(7) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(9)(h)	Notification of Additional Fund, dated June 29, 2018, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (incorporated by reference to Exhibit (g)(8) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(9)(i)	Notification of Additional Fund, dated March 12, 2019, pursuant to Master Custodian Agreement, dated as of September 11, 2009 (filed herewith).

(10)(a)	Seventeenth Amended and Restated Distribution Plan, effective as of March 21, 2019 (incorporated by reference to Exhibit (10)(a) to this Registration Statement on Form N-14, filed on March 14, 2019).

(10)(b)	Amended and Restated Plan Pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 (incorporated by reference to Exhibit (n) to Post- Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, filed on February 22, 2019).

(11)	Opinion and Consent of Ropes & Gray LLP regarding legality of issuance of shares and other matters (filed herewith).

(12)	Opinions of Ropes & Gray LLP on tax matters (to be filed by amendment).

(13)(a)	Master Services Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(b)	Notification of Additional Funds, dated March 31, 2006, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(2) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(c)	Notification of Additional Funds, dated February 28, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(13)(d)	Notification of Additional Funds, dated May 8, 2007, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(4) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(e)	Notification of Additional Funds, dated June 15, 2007 pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(f)	Notification of Additional Funds, dated March 7, 2008, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 64 to

Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(13)(g)	Notification of Additional Funds, dated December 16, 2009, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(13)(h)	Notification of Additional Funds, dated March 15, 2013, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 83 to Registrant’s Registration Statement on Form N-1A, filed on May 31, 2013).

(13)(i)	Notification of Additional Funds, dated June 21, 2013, pursuant to Master Services Agreement dated March 15, 2004 (incorporated by reference to Exhibit (h)(9) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(13)(j)	Notification of Additional Funds, dated December 19, 2013, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(13)(k)	Notification of Additional Funds, dated December 18, 2014, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(11) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(13)(l)	Notification of Additional Fund, dated January 21, 2016, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(13)(m)	Notification of Additional Fund, dated June 29, 2018, pursuant to Master Services Agreement, dated as of March 15, 2004 (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(13)(n)	Notification of Additional Fund, dated March 12, 2019, pursuant to Master Services Agreement, dated as of March 15, 2004 (filed herewith).

(13)(o)	Letter Agreement, dated March 15, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(3) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(p)	Letter Agreement, dated October 31, 2004, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h) (4) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(q)

Letter Agreement, dated March 31, 2006, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(r)

Letter Agreement, dated February 28, 2007, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h) (8) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(13)(s)

Letter Agreement, dated May 8, 2007, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(10) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(t)	Letter Agreement, dated September 16, 2009, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(12) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(13)(u)	Amended and Restated Transfer Agent Servicing Agreement by and among Calamos Investment Trust, Calamos Advisors Trust and U.S. Bancorp Fund Services, LLC dated January 1, 2017 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 108 to Registrant’s Registration Statement on Form N-1A, filed on February 27, 2017).

(13)(v)	Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated herein by reference to Exhibit (h)(3) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2001).

(13)(w)	Amendment, dated March 30, 2006, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(x)	Amendment, dated as of March 1, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(13) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(13)(y)	Amendment, dated May 8, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(18) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(z)	Amendment, dated June 15, 2007, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(19) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(aa)	Amendment, dated March 7, 2008, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(13)(bb)	Amendment, dated September 16, 2009, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(13)(cc)	Amendment, dated December 16, 2009, to Internet Access Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(26) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(13)(dd)	Amendment, dated March 15, 2013, to Internet Access Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(31) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(13)(ee)	Amendment, dated June 21, 2013, to Internet Access Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(32) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(13)(ff)	Amendment, dated December 19, 2013, to Internet Access Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(35) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(13)(gg)	Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated herein by reference to Exhibit (h)(4) to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, filed on July 31, 2001).

(13)(hh)	Amendment, dated March 30, 2006, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(15) to Post-Effective Amendment No. 44 to Registrant’s Registration Statement on Form N-1A, filed on June 13, 2006).

(13)(ii)	Amendment, dated as of March 1, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated as of September 21, 2000 (incorporated by reference to Exhibit (h)(17) to Post-Effective Amendment No. 50 to Registrant’s Registration Statement on Form N-1A, filed on February 28, 2007).

(13)(jj)	Amendment, dated May 8, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(23) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(kk)	Amendment, dated June 15, 2007, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(24) to Post-Effective Amendment No. 56 to Registrant’s Registration Statement on Form N-1A, filed on June 26, 2007).

(13)(ll)	Amendment, dated March 7, 2008, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(28) to Post-Effective Amendment No. 64 to Registrant’s Registration Statement on Form N-1A, filed on June 20, 2008).

(13)(mm)	Amendment, dated September 16, 2009, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(30) to Post-Effective Amendment No. 69 to Registrant’s Registration Statement on Form N-1A, filed on February 26, 2010).

(13)(nn)

Amendment, dated December 16, 2009, to Administration Servicing Agreement with Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(34) to Post-Effective Amendment No. 73 to Registrant’s Registration Statement on Form N-1A, filed on June 1, 2010).

(13)(oo)

Amendment, dated March 15, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(13)(pp)

Amendment, dated June 21, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 11, 2000 (incorporated by reference to Exhibit (h)(42) to Post-Effective Amendment No. 85 to Registrant’s Registration Statement on Form N-1A, filed on August 2, 2013).

(13)(qq)	Amendment, dated December 19, 2013, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(46) to Post-Effective Amendment No. 88 to Registrant’s Registration Statement on Form N-1A, filed on December 20, 2013).

(13)(rr)	Amendment, dated December 18, 2014, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(41) to Post-Effective Amendment No. 93 to Registrant’s Registration Statement on Form N-1A, filed on December 30, 2014).

(13)(ss)	Amendment, dated March 21, 2016, to Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC, formerly known as Firstar Mutual Fund Services, LLC, dated September 21, 2000 (incorporated by reference to Exhibit (h)(43) to Post-Effective Amendment No. 104 to Registrant’s Registration Statement on Form N-1A, filed on April 1, 2016).

(13)(tt)	Use of Name Agreement, dated August 23, 1990 (incorporated herein by reference to Exhibit 9.5 to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, filed on June 24, 1997).

(13)(uu)	Amendment, dated July 5, 2017, to Amended and Restated Transfer Agent Servicing Agreement (incorporated by reference to Exhibit (h)(20) to Post-Effective Amendment No. 113 to Registrant’s Registration Statement on Form N-1A, filed on February 23, 2018).

(13)(vv)	Amendment, dated June 29, 2018, to Amended and Restated Transfer Agent Servicing Agreement (incorporated by reference to Exhibit (h)(22) to Post-Effective Amendment No. 117 to Registrant’s Registration Statement on Form N-1A, filed on August 28, 2018).

(13)(ww)	Amendment, dated March 12, 2019, to Amended and Restated Transfer Agent Servicing Agreement (filed herewith).

(13)(xx)	Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (incorporated by reference to Exhibit (h)(37) to Post- Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, filed on February 22, 2019).

(13)(yy)	Notification of Additional Fund, dated March 12, 2019, to Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company (filed herewith).

(13)(zz)	Services Agreement, effective November 1, 2018, with Ernst & Young LLP (incorporated by reference to
Exhibit (h)(38) to Post- Effective Amendment No. 122 to Registrant’s Registration Statement on Form N-1A, filed on February 22, 2019).

(13)(aaa)	Amendment, dated March 26, 2019, to Services Agreement, effective November 1, 2018, with Ernst & Young LLP (filed herewith).

(13)(bbb)	Expense Limitation Agreement, dated April 1, 2019 (filed herewith).

(14)	Consent of Cohen & Company (filed herewith).

(15)	Not applicable.

(16)	Powers of Attorney (incorporated by reference to Exhibit (16) of this Registration Statement on Form N-14, filed on March 14, 2019).

(17)	Form of Proxy Card (incorporated by reference to Exhibit (17) of this Registration Statement on Form N-14, filed on March 14, 2019).

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that a final form of the Opinions and Consents of Ropes & Gray LLP regarding certain tax matters and consequences to shareholders discussed in the Prospectus/Proxy Statement will be filed in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Naperville, and the State of Illinois on the 12th day of April, 2019.

CALAMOS INVESTMENT TRUST

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr. Trustee and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title		Date

/s/ John P. Calamos, Sr. John P. Calamos, Sr.	Trustee and President (principal executive officer)	) ) )	April 12, 2019

/s/ John E. Neal* John E. Neal	Trustee	) ) )	April 12, 2019

/s/ William Rybak* William Rybak	Trustee	) ) )	April 12, 2019

/s/ Stephen B. Timbers* Stephen B. Timbers	Trustee	) ) )	April 12, 2019

/s/ David D. Tripple* David D. Tripple	Trustee	) ) )	April 12, 2019

/s/ Virginia G. Breen* Virginia G. Breen	Trustee	) ) )	April 12, 2019

/s/ Lloyd A. Wennlund* Lloyd A. Wennlund	Trustee	) ) )	April 12, 2019

/s/ Curtis E. Holloway Curtis E. Holloway	Chief Financial Officer and Treasurer	) ) )	April 12, 2019

*	John P. Calamos, Sr. signs this document pursuant to powers of attorney incorporated by reference to Exhibit (16) to this Registration Statement on Form N-14, filed on March 14, 2019.

By:	/s/ John P. Calamos, Sr.
John P. Calamos, Sr.
Attorney-in-Fact April 12, 2019

CALAMOS INVESTMENT TRUST

EXHIBIT INDEX

Index No.	Description of Exhibit

(9)(i)	Notification of Additional Fund, dated March 12, 2019, pursuant to Master Custodian Agreement, dated as of September 11, 2009.

(11)	Opinion and Consent of Ropes & Gray LLP regarding legality of issuance of shares and other matters.

(13)(n)	Notification of Additional Fund, dated March 12, 2019, pursuant to Master Services Agreement, dated as of March 15, 2004.

(13)(ww)	Amendment, dated March 12, 2019, to Amended and Restated Transfer Agent Servicing Agreement.

(13)(yy)	Notification of Additional Fund, dated March 12, 2019, to Administration Agreement, effective November 1, 2018, with State Street Bank and Trust Company.

(13)(aaa)	Amendment, dated March 26, 2019, to Services Agreement, effective November 1, 2018, with Ernst & Young LLP.

(13)(bbb)	Expense Limitation Agreement, dated April 1, 2019.

(14)	Consent of Cohen & Company